FIDELITY


(registered trademark)
NEW YORK
MUNICIPAL
FUNDS




ANNUAL REPORT
JANUARY 31, 1997
CONTENTS

CHECK PAGE NUMBERS !!!



PRESIDENT'S MESSAGE                               3     NED JOHNSON ON INVESTING
                                                        STRATEGIES

FIDELITY NEW YORK MUNICIPAL INCOME FUND

                                                  4     PERFORMANCE

                                                  7     FUND TALK: THE MANAGER'S OVERVI
                                                        EW

                                                  10    INVESTMENT CHANGES

                                                  11    INVESTMENTS

                                                  18    FINANCIAL STATEMENTS

FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND

                                                  22    PERFORMANCE

                                                  25    FUND TALK: THE MANAGER'S OVERVI
                                                        EW

                                                  28    INVESTMENT CHANGES

                                                  29    INVESTMENTS

                                                  35    FINANCIAL STATEMENTS

FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND

                                                  39    PERFORMANCE

                                                  41    FUND TALK: THE MANAGER'S OVERVI
                                                        EW

                                                  43    INVESTMENT CHANGES

                                                  44    INVESTMENTS

                                                  52    FINANCIAL STATEMENTS

NOTES                                             56    NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT                             60    THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS                                     61



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED
FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
As 1997 begins, the stock and bond markets generally have continued on the course they followed during the past year. Through January, stocks maintained their unprecedented climb, with the large companies still setting the pace. With low, stable interest rates, the bond market has tended to mirror its historical returns in the mid-single digits.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the more likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government. Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
FIDELITY NEW YORK MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 years total returns would have been lower.
 CUMULATIVE TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1997                PAST 1   PAST 5   PAST 10
                                              YEAR     YEARS    YEARS

Fidelity New York Municipal Income            3.22%    41.84%   95.27%

Lehman Brothers New York 4 Plus Year          4.17%    n/a      n/a
 Municipal Bond Index

New York Municipal Debt Funds Average         2.62%    39.22%   90.52%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers New York 4 Plus Year Municipal Bond Index, which is a total return performance benchmark for New York investment-grade municipal bonds with maturities of at least four years. To measure how the fund's performance stacked up against its peers, you can compare it to the New York municipal debt funds average, which reflects the performance of 94 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past one year. Both benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
 AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1997                PAST 1   PAST 5   PAST 10
                                              YEAR     YEARS    YEARS

Fidelity New York Municipal Income            3.22%    7.24%    6.92%

Lehman Brothers New York 4 Plus Year          4.17%    n/a      n/a
 Municipal Bond Index

New York Municipal Debt Funds Average         2.62%    6.83%    6.62%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
 $10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19970131 19970212 091906 S00000000000001
             NY Muni Income              LB Municipal Bond
             00071                       LB015
  1987/01/31      10000.00                    10000.00
  1987/02/28      10085.60                    10049.20
  1987/03/31      10010.23                     9942.68
  1987/04/30       9349.04                     9443.75
  1987/05/31       9265.40                     9396.91
  1987/06/30       9416.65                     9672.81
  1987/07/31       9537.47                     9771.47
  1987/08/31       9568.17                     9793.46
  1987/09/30       9029.29                     9432.37
  1987/10/31       9146.00                     9465.76
  1987/11/30       9327.89                     9712.91
  1987/12/31       9528.80                     9853.85
  1988/01/31       9956.86                    10204.84
  1988/02/29      10064.73                    10312.71
  1988/03/31       9801.15                    10193.08
  1988/04/30       9840.69                    10270.55
  1988/05/31       9889.46                    10240.86
  1988/06/30      10061.86                    10390.69
  1988/07/31      10128.28                    10458.44
  1988/08/31      10159.68                    10467.64
  1988/09/30      10372.07                    10657.10
  1988/10/31      10614.67                    10844.67
  1988/11/30      10502.02                    10745.33
  1988/12/31      10664.51                    10855.26
  1989/01/31      10791.63                    11079.74
  1989/02/28      10706.05                    10953.32
  1989/03/31      10685.75                    10927.14
  1989/04/30      11002.64                    11186.55
  1989/05/31      11198.03                    11418.90
  1989/06/30      11356.22                    11573.97
  1989/07/31      11458.20                    11731.49
  1989/08/31      11397.51                    11616.64
  1989/09/30      11348.99                    11582.02
  1989/10/31      11412.22                    11723.67
  1989/11/30      11576.24                    11928.83
  1989/12/31      11654.39                    12026.41
  1990/01/31      11589.86                    11969.53
  1990/02/28      11666.37                    12076.05
  1990/03/31      11636.25                    12079.68
  1990/04/30      11511.10                    11992.22
  1990/05/31      11770.17                    12254.01
  1990/06/30      11927.84                    12361.72
  1990/07/31      12127.39                    12543.44
  1990/08/31      11927.52                    12361.31
  1990/09/30      11925.46                    12368.36
  1990/10/31      11995.72                    12592.72
  1990/11/30      12210.02                    12845.96
  1990/12/31      12247.81                    12901.84
  1991/01/31      12413.98                    13074.98
  1991/02/28      12492.60                    13188.73
  1991/03/31      12551.88                    13193.48
  1991/04/30      12730.23                    13368.95
  1991/05/31      12821.69                    13487.80
  1991/06/30      12859.31                    13474.45
  1991/07/31      13061.09                    13638.57
  1991/08/31      13220.84                    13818.19
  1991/09/30      13447.97                    13998.10
  1991/10/31      13586.04                    14124.09
  1991/11/30      13645.57                    14163.49
  1991/12/31      13886.88                    14467.44
  1992/01/31      13766.73                    14500.43
  1992/02/29      13825.61                    14505.07
  1992/03/31      13845.52                    14510.43
  1992/04/30      13977.76                    14639.58
  1992/05/31      14192.65                    14811.88
  1992/06/30      14474.24                    15060.43
  1992/07/31      14923.80                    15511.94
  1992/08/31      14731.31                    15360.70
  1992/09/30      14818.83                    15461.16
  1992/10/31      14588.10                    15309.17
  1992/11/30      14924.84                    15583.36
  1992/12/31      15133.66                    15742.47
  1993/01/31      15319.68                    15925.55
  1993/02/28      15918.62                    16501.58
  1993/03/31      15748.33                    16327.16
  1993/04/30      15907.48                    16491.90
  1993/05/31      16008.65                    16584.58
  1993/06/30      16280.29                    16861.38
  1993/07/31      16294.94                    16883.47
  1993/08/31      16669.38                    17234.98
  1993/09/30      16842.94                    17431.29
  1993/10/31      16856.24                    17464.93
  1993/11/30      16676.93                    17311.06
  1993/12/31      17085.19                    17676.50
  1994/01/31      17265.88                    17878.37
  1994/02/28      16752.87                    17415.32
  1994/03/31      15893.99                    16706.16
  1994/04/30      16023.15                    16847.83
  1994/05/31      16196.68                    16993.90
  1994/06/30      15998.84                    16890.07
  1994/07/31      16336.64                    17199.67
  1994/08/31      16400.37                    17259.18
  1994/09/30      16073.77                    17005.81
  1994/10/31      15692.92                    16703.79
  1994/11/30      15211.08                    16401.78
  1994/12/31      15715.91                    16762.79
  1995/01/31      16267.96                    17241.87
  1995/02/28      16826.01                    17743.26
  1995/03/31      17019.24                    17947.13
  1995/04/30      17052.54                    17968.31
  1995/05/31      17668.57                    18541.68
  1995/06/30      17452.78                    18380.37
  1995/07/31      17558.19                    18554.61
  1995/08/31      17812.20                    18789.88
  1995/09/30      17904.64                    18908.82
  1995/10/31      18237.38                    19183.76
  1995/11/30      18581.39                    19502.02
  1995/12/31      18791.66                    19689.43
  1996/01/31      18917.74                    19838.09
  1996/02/29      18721.57                    19704.18
  1996/03/31      18442.17                    19452.36
  1996/04/30      18384.34                    19397.31
  1996/05/31      18374.97                    19389.55
  1996/06/30      18607.31                    19600.70
  1996/07/31      18767.13                    19779.07
  1996/08/31      18710.02                    19774.32
  1996/09/30      19022.67                    20051.16
  1996/10/31      19262.52                    20277.94
  1996/11/30      19626.35                    20649.03
  1996/12/31      19505.16                    20562.30
  1997/01/31      19527.10                    20601.16
IMATRL PRASUN   SHR__CHT 19970131 19970212 091909 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity New York Municipal Income Fund on January 31, 1987. As the chart shows, by January 31, 1997, the value of the investment would have grown to $19,527- a 95.27% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends reinvested, the same $10,000 would have grown to $20,601- a 106.01% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
 TOTAL RETURN COMPONENTS
      YEARS ENDED JANUARY 31,

      1997                      1996   1995   1994   1993

Dividend returns  5.20% 5.93% 5.27% 5.78% 6.74%

Capital appreciation returns  -1.98% 10.36% -11.05%  6.92%  4.54%

Total returns  3.22% 16.29% -5.78% 12.70% 11.28%
TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested.
 DIVIDENDS AND YIELD

PERIODS ENDED JANUARY 31, 1997           PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      5.39(cents)   31.66(cents)   63.10(cents)

Annualized dividend rate                 5.18%         5.13%          5.18%

30-day annualized yield                  4.91%         -              -

30-day annualized tax-equivalent yield   8.59%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $12.25 over the past month, $12.24 over the past six months and $12.18 over the past year, you can compare the fund's income over these three periods. Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 42.86% combined effective 1997 federal, state and New York City tax bracket, but does not reflect the payment of the alternative minimum tax, if applicable. FIDELITY NEW YORK MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Stable demand helped municipal
bonds perform better than their
investment-grade taxable
counterparts in the 12 months
ending January 31, 1997.
However, uncertainty over the
direction of the economy and
Federal Reserve Board monetary
policy affected all bonds. For the
period, the Lehman Brothers
Municipal Bond Index - a broad
measure of the municipal bond
market - had a total return of
3.85%. In comparison, the
Lehman Brothers Aggregate
Bond Index - a broad measure
of the performance of the U.S.
taxable bond market - returned
3.26%. New issue supply was
strong through most of the
period, but insurance companies
and individual investors helped
sustain demand. The diminishing
likelihood of significant tax reform
in the near future also helped
support the muni market. Like
most domestic bonds, munis
were affected by signs of strength
in the economy early in 1996.
Nevertheless, the market
conditions that supported the
muni market helped munis enter
the fall trading at expensive
levels relative to taxable
counterparts. However, demand
declined in October and munis
stalled because their rich
valuations made them less
attractive buy candidates, and
those investors who owned munis
sought to sell them to take profits.
Munis outperformed comparable
Treasuries in November and
December, but lagged in January.
From December on, munis and
the rest of the bond market
stalled as a result of conflicting
economic data and fears that
inflation might encourage the Fed
to raise short-term rates.
An interview with Norm Lind, Portfolio Manager of Fidelity New York Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the year that ended January 31, 1997, the fund had a total return of 3.22%. That was better than the New York municipal debt funds average, as tracked by Lipper Analytical Services, which had a total return of 2.62%. The fund's benchmark - the Lehman Brothers New York 4 Plus Year Municipal Bond Index - had a total return of 4.17% over the same period.
Q. BONDS ISSUED BY NEW YORK CITY PLAYED AN IMPORTANT ROLE IN THE FUND'S PERFORMANCE DURING THE PERIOD. CAN YOU TELL US ABOUT THAT?
A. Sure. Uninsured intermediate-maturity bonds - those with maturities between three and 10 years - issued by New York City were among the best performers in the New York municipal market, and they were a key reason why the fund fared better than many of its competitors. Their strong performance was triggered, in part, by the strength of Wall Street and its contribution to New York City's rising revenues. Tightening credit spreads were another reason for the strong performance of uninsured New York City bonds. Credit spreads - which measure the difference in yields between bonds with various credit ratings - tightened throughout the year, and lower-quality bonds provided a smaller yield advantage over higher-quality bonds than they had previously.
Q. WHILE THE FUND BEAT THE AVERAGE FUND OF ITS TYPE, IT LAGGED ITS BENCHMARK. WHY WAS THAT?
A. While New York City bonds held by the fund helped performance, the fund had a much lighter weighting in those bonds than its benchmark. These bonds comprise roughly one-quarter of the benchmark, while the fund had about 10% of its investments in them at the end of the period. As a general rule, I try to avoid having the fund's performance overly dependent on the fortunes of one issuer. That's one reason why I kept the fund's stake in New York City bonds low relative to the benchmark. I held off buying a lot of these bonds early on because I was worried that the city's budget process might prove to be difficult and because I thought their prices were relatively high. But in hindsight, I didn't build up the fund's stake in these bonds fast enough, and that was probably my biggest disappointment during this period.
Q. WERE THERE OTHER TYPES OF BONDS THAT BENEFITED FROM TIGHTER CREDIT
SPREADS?
A. State-appropriated bonds were another beneficiary of tighter credit spreads. As I've mentioned in previous reports, the supply of state-appropriated bonds varies a fair amount during the year, a function of the state's budgetary process. I bought some state-appropriated bonds in early 1996, correctly anticipating that supply would slow if the budget were delayed, thereby constraining the state's ability to issue new debt. Because of the lack of new issuance in the spring of 1996, state-appropriated bonds began to look relatively rich - or expensive compared to their historical value. So I sold some to take advantage of their high prices. Late in the year, supply was more normalized and state-appropriated bonds appeared to be selling below what I felt their real value should be. So I bought back some of these high-yielding bonds at attractive prices. Both the early strong price performance of state-appropriated bonds and their high yields benefited the fund's performance.
Q. THE FUND HAS A FAIR AMOUNT OF NON-CALLABLE PREMIUM BONDS. WHAT ARE THE UPSIDE AND DOWNSIDE OF THESE BONDS?
A. First, the non-callability can provide the potential for price appreciation when interest rates fall because the bond can't be redeemed by its issuer before its stated maturity. Second, the premium - or above face value - price gives the bond DE MINIMIS protection. This protects the bond's gains from unfavorable tax treatment that can occur during particular market environments. In periods when the market is strong, non-callable premiums generally do well. In periods when the market is flat, these bonds are at somewhat of a disadvantage since their yield is not as high as other types of bonds.
Q. WHAT FACTORS DO YOU THINK WILL SHAPE THE NEW YORK MUNICIPAL MARKET IN THE COMING MONTHS?
A. From a supply and demand standpoint, municipals in general appear to be in pretty good shape, barring any unforeseen legislation that could negatively affect them. I don't expect to see a tremendous amount of supply, and what there is should be easily digested if demand remains firm. As far as munis issued in New York state go, I'll be monitoring, among other things, the state budget process. Last year, workmen's compensation issues held up the budget. In 1997, the holdup could come from discussions on welfare reform and/or the bailout of Long Island Lighting Company. If that's the case, there may be less supply in the short term and New York bonds may perform well.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income
exempt from federal, state
and New York City income
taxes by investing primarily
in longer-term, investment
grade New York municipal
securities
FUND NUMBER: 071
TRADING SYMBOL: FTFMX
START DATE: July 10, 1984
SIZE: as of January 31,
1997, more than $401 million
MANAGER: Norm Lind, since
1993; manager, various
Fidelity and Spartan
Municipal Income funds;
joined Fidelity in 1986
(checkmark)
NORM LIND ON MUNICIPAL BOND
INSURANCE AND ITS EFFECT ON
THE NEW YORK MUNI MARKET:
"Roughly one-third of all new
municipal bonds issued in the
state of New York carry
insurance, compared to about
17% at the beginning of the
decade. One implication of this
development is the increasing
difficulty for this fund in finding
additional yield. Bonds that
might naturally carry an
A-rating, an Aa-rating or
even a Baa-rating are being
insured and offer lower yields
because they are insured. In
fact, the high incidence of
insurance helps to explain why
the difference in yield between
higher- and lower-quality bonds
has narrowed over the past
year. Many yield-hungry
investors gravitated toward
securities without insurance -
such as uninsured New York
City bonds - in order to find
extra income. In the process,
they sent some uninsured bond
yields closer to yields offered
by insured bonds. Even
though this situation has posed
a significant challenge, I look
for high-yielding opportunities
that might crop up as a
function of structure, demand
or other factors."
FIDELITY NEW YORK MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF JANUARY 31, 1997
                        % OF FUND'S   % OF FUND'S INVESTMENT
                        INVESTMENTS   S
                                      IN THESE SECTORS
                                      6 MONTHS AGO

General Obligation      36.4          33.0

Transportation          15.6          16.4

Special Tax             12.6          13.1

Water & Sewer           9.8           8.9

Escrowed/Pre-Refunded   5.8           7.6

AVERAGE YEARS TO MATURITY AS OF JANUARY 31, 1997
               6 MONTHS AGO

Years   15.0   15.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF JANUARY 31, 1997
              6 MONTHS AGO

Years   7.7   8.0

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE. BEGINNING WITH THE REPORTING CYCLE OF JUNE, 1996, THE MODEL USED TO CALCULATE DURATIONS MAY BE SLIGHTLY MODIFIED IN ORDER TO FURTHER REFINE THIS INFORMATION. THESE CHANGES IN METHODOLOGY MAY PRODUCE ADJUSTMENTS IN HISTORICAL DURATION FIGURES.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF JANUARY 31, 1997 AS OF JULY 31, 1996
Aaa 29.6%
Aa, A 38.2%
Baa 31.3%
Non-rated 0.0%
Short-term
investments 0.9%
Aaa 31.2%
Aa, A 38.9%
Baa 27.9%
Non-rated 0.7%
Short-term
investments 1.3%
Row: 1, Col: 1, Value: 29.1
Row: 1, Col: 2, Value: 37.2
Row: 1, Col: 3, Value: 31.3
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 2.4
Row: 1, Col: 1, Value: 34.5
Row: 1, Col: 2, Value: 34.0
Row: 1, Col: 3, Value: 26.6
Row: 1, Col: 4, Value: 2.0
Row: 1, Col: 5, Value: 3.0
AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.
FIDELITY NEW YORK MUNICIPAL INCOME FUND

INVESTMENTS JANUARY 31, 1997
Showing Percentage of Total Value of Investments in Securities


MUNICIPAL BONDS - 99.1%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - 91.4%
Albany County Gen. Oblig. Unltd. Tax
5.85% 6/1/13 (FGIC Insured)  Aaa $ 1,275,000 $ 1,300,500
Erie County Gen. Oblig. Series B,
5.50% 6/15/14 (FGIC Insured)  Aaa  1,500,000  1,483,125
Erie County Wtr. Auth. Impt. & Extension Rev.
 3rd Series, 6.10% 12/1/04
(Escrowed to Maturity) (d)  A  2,000,000  2,112,500
Franklin County Ctfs. of Prtn.
(Court House Redev. Proj.) 8.125% 8/1/06  BBB-  800,000  872,000
Monroe County Gen. Oblig. Bond:
 6% 6/1/05  Aa  2,155,000  2,330,094
 6.50% 6/1/06  Aa  3,745,000  4,156,950
Nassau County Gen. Oblig.:
 Series T, 5.20% 9/1/11 (FGIC Insured)  Aaa  2,695,000  2,620,888
 Series U, 5.25% 11/1/15 (AMBAC Insured)  Aaa  2,150,000  2,045,188
New York City Gen. Oblig.:
 Rfdg.:
  Series A, 7% 8/1/03  Baa1  2,000,000  2,180,000
  Series B, 5.70% 8/15/02  Baa1  1,170,000  1,200,713
  Series F, 6% 8/1/16  Baa1  7,750,000  7,604,688
 Series B:
  6.75% 8/15/03 (AMBAC Insured)  Aaa  10,000,000  11,075,000
  7.50% 2/1/06  Baa1  5,000,000  5,450,000
 Series B, Sub-Series B-1, 7.20% 8/15/08  Baa1  1,000,000  1,093,750
 Series C, 6.40% 8/1/03  Baa1  6,000,000  6,345,000
 Series H:
  7% 2/1/05
  (Pre-Refunded to 2/1/02 @ 101.50) (d)  Aaa  55,000  61,600
  7% 2/1/05  Baa1  1,945,000  2,093,306
  7% 2/1/06  Baa1  3,500,000  3,753,750
New York City Hsg. Dev. Corp. Mtg. Rev.
(Multi-Family Hsg.) Series A, 8.125%
1/1/19 (GNMA Coll.)  AA  4,085,000  4,188,677
New York City Ind. Dev. Agcy. Ind. Dev. Rev.
(Japan Airlines Co. Ltd. Proj.) Series 91, 6%
11/1/15 (FSA Insured)
LOC Morgan Guaranty Trust Co. (b)  Aaa  1,000,000  1,026,250
New York City Ind. Dev. Agcy. Spl. Facs. Rev.
(American Airlines, Inc. Proj.)
6.90% 8/1/24 (b)  Baa2  8,000,000  8,640,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Muni. Assistance Corp. Rfdg.:
 Series D, 6% 7/1/05 (AMBAC Insured)  Aaa $ 3,000,000 $ 3,251,250
 Series E:
  6% 7/1/03  Aa  1,000,000  1,076,250
  6% 7/1/04  Aa  4,835,000  5,221,800
  6% 7/1/05  Aa  4,215,000  4,562,738
  6% 7/1/06  Aa  1,000,000  1,082,500
New York City Muni. Wtr. Fin. Auth. Wtr. &
Swr. Sys. Rev.:
  Series A:
   7.40% 6/15/04
   (Pre-Refunded to 6/15/00 @101.50) (d)  A  1,250,000  1,384,375
   7% 6/15/09 (FGIC Insured)
   (Pre-Refunded to 6/15/01 @101) (d)  A  2,525,000  2,793,281
   7.375% 6/15/09
   (Pre-Refunded to 6/15/99 @101.50) (d)  A  1,850,000  2,011,875
   7% 6/15/16 (FGIC Insured)
    (Pre-Refunded to 6/15/01 @101.50) (d)  Aaa  500,000  556,250
   5.50% 6/15/20  A  2,315,000  2,152,950
   5.50% 6/15/23  A  8,000,000  7,560,000
  Series B, 5.875% 6/15/26  A  10,485,000  10,367,037
New York Metropolitan Trans. Auth:
 (Contract Commuter Facs.):
  Series 3, 7.375% 7/1/08  Baa1  5,400,000  6,129,000
  7.50% 7/1/19 (Escrowed to Maturity) (d)  Aaa  1,250,000  1,389,063
 (Contract Trans. Facs.):
  Rfdg.:
   Series 5, 6.90% 7/1/05  Baa1  2,600,000  2,788,500
   Series 7, 5.45% 7/1/07  Baa1  1,700,000  1,683,000
   Series K:
     6.30% 7/1/06 (MBIA Insured)  Aaa  5,000,000  5,550,000
     6.30% 7/1/07 (MBIA Insured)  Aaa  5,000,000  5,575,000
  Series 3, 7.375% 7/1/08  Baa1  1,830,000  2,077,050
  Series A, 6.10% 7/1/26 (FSA Insured)  Aaa  3,250,000  3,359,688
  6.10% 7/1/21 (FSA Insured)  Aaa  3,500,000  3,631,250
New York State Dorm Auth. Lease Rev.
Rfdg. (State Univ. Dorm. Facs.) Series A:
  6% 7/1/03 (AMBAC Insured)  Aaa  5,370,000  5,759,325
  6% 7/1/05 (AMBAC Insured)  Aaa  1,000,000  1,076,250
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Dorm. Auth. Rev.:
 Rfdg.:
  (City Univ. Sys.):
   Series 1988 D, 8.20% 7/1/12  Baa1 $ 1,260,000 $ 1,345,050
   Series C, 8.20% 7/1/14  Baa1  1,000,000  1,067,500
   Series D, 5.75% 7/1/12  Baa1  4,230,000  4,235,288
  (Colgate Univ.):
   6% 7/1/16 (MBIA Insured)  Aaa  1,450,000  1,535,188
   6% 7/1/21 (MBIA Insured)  Aaa  2,500,000  2,650,000
  (State Univ. Edl. Facs.):
   Series A:
     6.50% 5/15/05  Baa1  4,600,000  4,945,000
     5.50% 5/15/13  Baa1  1,250,000  1,209,375
    5.25% 5/15/15  Baa1  10,055,000  9,363,719
    6% 5/15/16  Baa1  5,000,000  4,987,500
   Series B:
    5.25% 5/15/05  Baa1  2,250,000  2,230,313
    7.50% 5/15/11  Baa1  1,445,000  1,690,650
    7.375% 5/15/14  Baa1  275,000  298,375
 (City Univ. Sys. Consolidated):
  2nd Series A, 5.75% 7/1/07  Baa1  3,515,000  3,585,300
  Series C, 6% 7/1/03 (AMBAC Insured)  Aaa  3,295,000  3,538,006
  Series D, 7% 7/1/09  Baa1  6,000,000  6,697,500
 (Columbia Univ.):
  Series A, 4.75% 7/1/14  Aaa  6,190,000  5,555,525
  5.75% 7/1/09  Aaa  3,100,000  3,293,750
 (Judicial Facs. Lease) Series B, 7% 4/15/16  Baa1  2,000,000  2,127,500
New York State Energy Research & Dev. Auth.
Facs. Rev. Rfdg. (Consolidated Edison Co.)
Series A, 6.10% 8/15/20  A1  10,500,000  10,696,875
New York State Envir. Facs. Corp. Poll. Cont. Rev.
(State Wtr. Revolving Fund):
  (City Proj.) Series A, 7% 6/15/12  Aa  3,000,000  3,288,750
  Series D:
   6.10% 5/15/03  Aaa  2,240,000  2,424,800
   6.20% 11/15/04  Aaa  1,250,000  1,373,438
   6.40% 11/15/06  Aaa  1,840,000  2,049,300
  Series E, 6.50% 6/15/14  Aa  3,500,000  3,727,500
  Pooled Loan B, 5.20% 5/15/14  Aaa  2,220,000  2,147,850
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Hsg. Fin. Agcy. Rev.
(St. John Village Proj.)
Section 8, 8.25% 5/1/09  A $ 5,180,000 $ 5,231,800
New York State Local Gov't. Assistance Corp.:
 Rfdg. Series C, 5.50% 4/1/17  A  7,900,000  7,781,500
 Rfdg. Series E:
  5.25% 4/1/16  A  4,500,000  4,303,125
  5% 4/1/21  A  7,440,000  6,789,000
 Series A, 5.80% 4/1/10  A  2,585,000  2,652,856
 Series B, 6% 4/1/18  A  7,000,000  7,070,000
New York State Med. Care Facs. Fin. Agcy. Rev.:
 Rfdg. (Good Samaritan Hosp. Proj.)
 Series A, 8% 11/1/13  A  3,500,000  3,640,455
 Rfdg. (Mental Health Svcs. Facs):
  Series A, 8.875% 8/15/07  Baa1  4,225,000  4,400,718
  Series B, 7.875% 8/15/20
  (Pre-Refunded to 8/15/00 @ 102) (d)  Baa1  325,000  367,656
 Rfdg. (Presbyterian Hosp.)
 Series A, 5.25% 8/15/14  Aa  3,000,000  2,853,750
 (Mental Health Facs.) Series A,
 7.50% 2/15/21  Baa1  135,000  148,669
 (Mental Health Svcs. Facs. Impt.)
 Series B, 7.875% 8/15/20  Baa1  885,000  974,606
New York State Med. Care Facs. Fin. Agcy.
Special Oblig. (Mental Health Care Svcs.
 Facs. Impt.) Series A, 8.40% 5/1/06
(Escrowed to Maturity) (d)  Aaa  1,000,000  1,248,750
New York State Mtg. Agcy. Rev. (Homeowner Mtg.):
 Rfdg. Series 60, 6.05% 4/1/26 (b)  Aa  2,775,000  2,768,063
 Series 53, 5.90% 10/1/17  Aa  2,000,000  1,992,500
 5.50% 4/1/19 (AMBAC Insured) (b)  Aaa  1,600,000  1,518,000
New York State Pwr. Auth. Rev. & Gen. Purp.
Series CC, 5.125% 1/1/11 (FGIC Insured)  Aaa  4,000,000  3,960,000
New York State Thruway Auth. Gen. Rev.
Series A, 5.80% 1/1/06  A1  3,000,000  3,123,750
New York State Thruway Auth.
Hwy. & Bridge Trust Fund:
  Series A, 6.25% 4/1/04 (MBIA Insured)  Aaa  5,590,000  6,107,075
  Series B:
   6% 4/1/03 (AMBAC Insured)  Aaa  6,000,000  6,435,000
   6% 4/1/04 (MBIA Insured)  Aaa  2,000,000  2,155,000
   5.125% 4/1/15 (MBIA Insured)  Aaa  425,000  400,031
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Thruway Auth. Svc. Contract Rev.
 (Local Hwy. & Bridge):
  5.75% 4/1/08  Baa1 $ 1,000,000 $ 1,001,250
  7.25% 1/1/10
  (Pre-Refunded to 1/1/01 @102) (d)  Baa1  2,500,000  2,781,250
New York State Urban Dev. Corp. Rev.:
 (Correctional Cap. Facs.):
  Series 1, 7.75% 1/1/14
  (Pre-Refunded to 1/1/00 @ 102) (d)  Aaa  1,000,000  1,110,000
  Series 5, 5.90% 1/1/08  Baa1  1,455,000  1,485,919
  Series 6, 5.375% 1/1/15  Baa1  4,000,000  3,765,000
 (Onondaga County Convention Proj.)
 7.875% 1/1/20
 (Pre-Refunded to 1/1/00 @ 102) (d)  Aaa  2,250,000  2,562,188
North Hemstead Rfdg. Series B, 6.10%
4/1/06 (FGIC Insured)  Aaa  2,000,000  2,187,500
Onondaga County Ind. Dev. Agcy. Rev.
(Bristol-Meyers Squibb Co. Proj.)
5.75% 3/1/24 (b)  Aaa  1,420,000  1,421,775
Suffolk County Unltd. Tax Series A,
6% 8/1/05 (AMBAC Insured)  Aaa  3,380,000  3,650,400
Suffolk County Wtr. Auth. Wtrwks. Rev.
5% 6/1/15 (MBIA Insured)  Aaa  4,000,000  3,715,000
Syracuse Ind. Dev. Agcy. Civic Facs. Rev.
 (St. Joseph's Hosp. Health Ctr. Proj.)
 7.50% 6/1/18  Baa1  1,265,000  1,431,031
Syracuse Ind. Dev. Agcy. Parking Facs. Rev.
(Syracuse Econ. Dev. Corp.)
Series A, 7.70% 6/1/15
(Pre-Refunded to 6/1/99 @ 102) (d)  A  2,445,000  2,683,388
Triborough Bridge & Tunnel Auth. Rev.:
 Rfdg. (Gen. Purp.):
  Series B, 5% 1/1/14  Aa  2,000,000  1,907,500
  Series Y, 6% 1/1/12  Aa  7,410,000  7,863,863
 (Convention Ctr. Proj.) Series E:
  7.25% 1/1/10  Baa1  2,000,000  2,282,500
  6% 1/1/11  Baa1  2,500,000  2,556,250
 (Gen. Purp.):
  Series A:
   4.60% 1/1/04  Aa  1,000,000  997,500
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Triborough Bridge & Tunnel Auth. Rev.: - continued
 (Gen. Purp.)  - continued
  Series A: - continued
   4.75% 1/1/14  Aa $ 1,685,000 $ 1,543,881
  Series R, 6% 1/1/20  Aaa  1,580,000  1,651,100
   361,256,062
NEW YORK & NEW JERSEY - 4.8%
New York & New Jersey Port Auth.:
 Consolidated 85th Series:
  5.20% 9/1/15  A1  2,300,000  2,216,625
  5.375% 3/1/28  A1  15,525,000  15,001,031
 Consolidated 92nd Series, 4.75% 1/15/29  A1  2,075,000  1,779,313
   18,996,969
PUERTO RICO - 2.9%
Puerto Rico Commonwealth Urban
Renewal & Hsg. Corp. Rfdg.
7.875% 10/1/04  Baa  6,270,000  6,834,300
Puerto Rico Tel. Auth. Rev. 7.219%
1/6/15 (MBIA Insured) INFL (e)  Aaa  4,800,000  4,584,000
   11,418,300
TOTAL MUNICIPAL BONDS
(Cost $378,981,624)   391,671,331
MUNICIPAL NOTES (A) - 0.9%
NEW YORK - 0.9%
New York State Energy Research & Dev. Auth.
Poll. Cont. Rev. (Niagara Mohawk Proj.), VRDN:
  Series 1985 A, 3.75%,
  LOC Toronto-Dominion Bank, Canada  A-1+  1,700,000  1,700,000
  Series 1986 A, 3.75%,
  LOC Toronto-Dominion Bank, Canada (b)  P-1  200,000  200,000
  Series 1987 A, 3.85%,
  LOC Toronto-Dominion Bank, Canada  -  1,600,000  1,600,000
TOTAL MUNICIPAL NOTES
(Cost $3,500,000)   3,500,000
TOTAL INVESTMENTS
(Cost $382,481,624)  $ 395,171,331
SECURITY TYPE ABBREVIATIONS
INFL - Inverse Floating Rate Security
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) Coupon is inversely indexed to a floating interest rate. The price will be more volatile than the price of a comparable fixed rate security. The rate shown is the rate at period end.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 66.1% AAA, AA, A 65.7%
Baa 31.1% BBB  29.3%
Ba 0.0% BB  2.2%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%

The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   36.4%
Transportation    15.6
Special Tax   12.6
Water & Sewer   9.8
Escrowed/Pre-Refunded   5.8
Industrial Development   5.5
Education   5.0
Others  (individually less than 5%)    9.3
TOTAL   100.0%
INCOME TAX INFORMATION
At January 31, 1997, the aggregate cost of investment securities for income tax purposes was $382,481,624. Net unrealized appreciation aggregated $12,689,707, of which $14,637,002 related to appreciated investment securities and $1,947,295 related to depreciated investment securities.
At January 31, 1997, the fund had a capital loss carryforward of approximately $2,801,589 which will expire on January 31, 2004.
At January 31, 1997, the fund was required to defer $501,469 of losses on futures contracts.
FIDELITY NEW YORK MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JANUARY 31, 1997

ASSETS

Investment in securities, at value (cost $382,481,624) -                $ 395,171,331
See accompanying schedule

Cash                                                                     42,987

Receivable for investments sold                                          1,299,709

Interest receivable                                                      5,552,076

 TOTAL ASSETS                                                            402,066,103

LIABILITIES

Payable for fund shares redeemed                            $ 414,936

Distributions payable                                        351,687

Accrued management fee                                       132,002

Other payables and accrued expenses                          96,670

 TOTAL LIABILITIES                                                       995,295

NET ASSETS                                                              $ 401,070,808

Net Assets consist of:

Paid in capital                                                         $ 391,658,490

Accumulated undistributed net realized gain (loss)                       (3,277,389)
on investments

Net unrealized appreciation (depreciation) on                            12,689,707
investments

NET ASSETS, for 32,636,412 shares outstanding                           $ 401,070,808

NET ASSET VALUE, offering price and redemption price per                 $12.29
share ($401,070,808 (divided by) 32,636,412 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED JANUARY 31, 1997

INTEREST INCOME                                                            $ 23,566,473

EXPENSES

Management fee                                             $ 1,618,491

Transfer agent, accounting and custodian fees               717,936
and expenses

Non-interested trustees' compensation                       1,231

Registration fees                                           32,554

Audit                                                       54,204

Legal                                                       4,078

Reports to shareholders                                     510

Miscellaneous                                               4,497

 Total expenses before reductions                           2,433,501

 Expense reductions                                         (3,311)         2,430,190

NET INTEREST INCOME                                                         21,136,283

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      2,913,792

 Futures contracts                                          72,129          2,985,921

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (11,588,225)

 Futures contracts                                          (23,770)        (11,611,995)

NET GAIN (LOSS)                                                             (8,626,074)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                            $ 12,510,209
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED      YEAR ENDED
                                                         JANUARY 31,     JANUARY 31,
                                                         1997            1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 21,136,283    $ 22,095,138
Net interest income

 Net realized gain (loss)                                 2,985,921       2,257,651

 Change in net unrealized appreciation (depreciation)     (11,611,995)    38,620,075

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          12,510,209      62,972,864
FROM OPERATIONS

Distributions to shareholders                             (21,198,336)    (22,337,978)
From net interest income

 From net realized gain                                   (68,591)        -

 TOTAL DISTRIBUTIONS                                      (21,266,927)    (22,337,978)

Share transactions                                        52,530,432      111,567,868
Net proceeds from sales of shares

 Reinvestment of distributions                            16,719,201      17,664,509

 Cost of shares redeemed                                  (93,100,425)    (130,423,114)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (23,850,792)    (1,190,737)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (32,607,510)    39,444,149

NET ASSETS

 Beginning of period                                      433,678,318     394,234,169

 End of period (including undistributed net interest     $ 401,070,808   $ 433,678,318
income of $0 and $62,053, respectively)

OTHER INFORMATION
Shares

 Sold                                                     4,305,312       9,306,254

 Issued in reinvestment of distributions                  1,372,180       1,460,706

 Redeemed                                                 (7,633,180)     (10,843,133)

 Net increase (decrease)                                  (1,955,688)     (76,173)



FINANCIAL HIGHLIGHTS
      YEARS ENDED JANUARY 31,                     NINE MONTHS
                                                  ENDED
                                                  JANUARY 31,


                                   1997        1996        1995        1994 C      1993

SELECTED PER-SHARE DATA

Net asset value, beginning         $ 12.540    $ 11.370    $ 13.050    $ 12.660    $ 12.100
of period

Income from Investment              .629        .635        .673        .714        .580
Operations
Net interest income

 Net realized and unrealized        (.246)      1.177       (1.440)     .850        .560
 gain (loss)

 Total from investment              .383        1.812       (.767)      1.564       1.140
 operations

Less Distributions

 From net interest income           (.631) D    (.642) D    (.673)      (.714)      (.580)

 From net realized gain             (.002)      -           (.210)      (.460)      -

 In excess of net realized          -           -           (.030)      -           -
gain

 Total distributions                (.633)      (.642)      (.913)      (1.174)     (.580)

Net asset value, end of period     $ 12.290    $ 12.540    $ 11.370    $ 13.050    $ 12.660

TOTAL RETURN B                      3.22%       16.29%      (5.78)      12.70%      9.60%
                                                           %

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period          $ 401,071   $ 433,678   $ 394,234   $ 491,421   $ 445,506
(000 omitted)

Ratio of expenses to average        .59%        .59%        .58%        .58%        .61% A
net assets

Ratio of expenses to average        .59%        .58%        .58%        .58%        .61% A
net assets after                               E
expense reductions

Ratio of net interest income to     5.15%       5.26%       5.77%       5.45%       6.08% A
average net assets

Portfolio turnover rate             44%         83%         34%         70%         45% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C EFFECTIVE FEBRUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D THE AMOUNT SHOWN REFLECTS CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 years total returns would have been lower.
 CUMULATIVE TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1997                     PAST 1   PAST 5   PAST 10
                                                   YEAR     YEARS    YEARS

Fidelity New York Insured Municipal Income         3.07%    39.07%   90.31%

Lehman Brothers New York Insured                   3.75%    n/a      n/a
 Municipal Bond Index

New York Insured Municipal Funds Average           2.04%    37.98%   91.92%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers New York Insured Municipal Bond Index - a total return performance benchmark for insured New York investment-grade municipal bonds with maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the New York insured municipal bond funds average, which reflects the performance of 17 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past one year. Both benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
 AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1997                     PAST 1   PAST 5   PAST 10
                                                   YEAR     YEARS    YEARS

Fidelity New York Insured Municipal Income         3.07%    6.82%    6.65%

Lehman Brothers New York Insured                   3.75%    n/a      n/a
 Municipal Bond Index

New York Insured Municipal Funds Average           2.04%    6.64%    6.73%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
 $10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19970131 19970211 153701 S00000000000001
             NY Insured Muni Income      LB Municipal Bond
             00095                       LB015
  1987/01/31      10000.00                    10000.00
  1987/02/28      10068.08                    10049.20
  1987/03/31       9951.71                     9942.68
  1987/04/30       9267.72                     9443.75
  1987/05/31       9160.44                     9396.91
  1987/06/30       9289.06                     9672.81
  1987/07/31       9392.24                     9771.47
  1987/08/31       9426.75                     9793.46
  1987/09/30       8902.33                     9432.37
  1987/10/31       9102.46                     9465.76
  1987/11/30       9309.48                     9712.91
  1987/12/31       9462.57                     9853.85
  1988/01/31       9924.40                    10204.84
  1988/02/29       9997.09                    10312.71
  1988/03/31       9696.33                    10193.08
  1988/04/30       9741.18                    10270.55
  1988/05/31       9756.00                    10240.86
  1988/06/30       9922.32                    10390.69
  1988/07/31       9975.36                    10458.44
  1988/08/31      10001.28                    10467.64
  1988/09/30      10211.39                    10657.10
  1988/10/31      10500.94                    10844.67
  1988/11/30      10332.88                    10745.33
  1988/12/31      10526.98                    10855.26
  1989/01/31      10663.56                    11079.74
  1989/02/28      10531.97                    10953.32
  1989/03/31      10509.42                    10927.14
  1989/04/30      10817.31                    11186.55
  1989/05/31      11048.36                    11418.90
  1989/06/30      11178.82                    11573.97
  1989/07/31      11268.18                    11731.49
  1989/08/31      11162.22                    11616.64
  1989/09/30      11111.25                    11582.02
  1989/10/31      11221.35                    11723.67
  1989/11/30      11428.66                    11928.83
  1989/12/31      11481.32                    12026.41
  1990/01/31      11414.46                    11969.53
  1990/02/28      11507.89                    12076.05
  1990/03/31      11530.73                    12079.68
  1990/04/30      11356.56                    11992.22
  1990/05/31      11655.98                    12254.01
  1990/06/30      11761.29                    12361.72
  1990/07/31      11965.86                    12543.44
  1990/08/31      11766.79                    12361.31
  1990/09/30      11777.06                    12368.36
  1990/10/31      11896.94                    12592.72
  1990/11/30      12138.45                    12845.96
  1990/12/31      12192.30                    12901.84
  1991/01/31      12336.64                    13074.98
  1991/02/28      12434.99                    13188.73
  1991/03/31      12455.61                    13193.48
  1991/04/30      12625.34                    13368.95
  1991/05/31      12748.00                    13487.80
  1991/06/30      12744.90                    13474.45
  1991/07/31      12915.61                    13638.57
  1991/08/31      13110.84                    13818.19
  1991/09/30      13260.18                    13998.10
  1991/10/31      13385.90                    14124.09
  1991/11/30      13417.93                    14163.49
  1991/12/31      13712.14                    14467.44
  1992/01/31      13684.07                    14500.43
  1992/02/29      13713.10                    14505.07
  1992/03/31      13712.06                    14510.43
  1992/04/30      13818.41                    14639.58
  1992/05/31      14037.76                    14811.88
  1992/06/30      14279.56                    15060.43
  1992/07/31      14720.96                    15511.94
  1992/08/31      14531.59                    15360.70
  1992/09/30      14599.75                    15461.16
  1992/10/31      14344.22                    15309.17
  1992/11/30      14700.67                    15583.36
  1992/12/31      14885.70                    15742.47
  1993/01/31      15084.03                    15925.55
  1993/02/28      15723.06                    16501.58
  1993/03/31      15536.75                    16327.16
  1993/04/30      15684.00                    16491.90
  1993/05/31      15767.94                    16584.58
  1993/06/30      16032.28                    16861.38
  1993/07/31      16051.63                    16883.47
  1993/08/31      16411.61                    17234.98
  1993/09/30      16613.21                    17431.29
  1993/10/31      16619.98                    17464.93
  1993/11/30      16438.14                    17311.06
  1993/12/31      16792.56                    17676.50
  1994/01/31      16948.91                    17878.37
  1994/02/28      16437.55                    17415.32
  1994/03/31      15612.16                    16706.16
  1994/04/30      15767.99                    16847.83
  1994/05/31      15955.30                    16993.90
  1994/06/30      15746.29                    16890.07
  1994/07/31      16090.53                    17199.67
  1994/08/31      16109.50                    17259.18
  1994/09/30      15797.40                    17005.81
  1994/10/31      15414.68                    16703.79
  1994/11/30      14970.93                    16401.78
  1994/12/31      15457.31                    16762.79
  1995/01/31      16019.88                    17241.87
  1995/02/28      16559.11                    17743.26
  1995/03/31      16692.68                    17947.13
  1995/04/30      16719.09                    17968.31
  1995/05/31      17271.60                    18541.68
  1995/06/30      17115.97                    18380.37
  1995/07/31      17247.05                    18554.61
  1995/08/31      17454.79                    18789.88
  1995/09/30      17554.01                    18908.82
  1995/10/31      17809.54                    19183.76
  1995/11/30      18124.58                    19502.02
  1995/12/31      18314.09                    19689.43
  1996/01/31      18463.65                    19838.09
  1996/02/29      18328.49                    19704.18
  1996/03/31      18041.43                    19452.36
  1996/04/30      17985.89                    19397.31
  1996/05/31      17948.54                    19389.55
  1996/06/30      18145.73                    19600.70
  1996/07/31      18314.34                    19779.07
  1996/08/31      18261.14                    19774.32
  1996/09/30      18509.55                    20051.16
  1996/10/31      18759.02                    20277.94
  1996/11/30      19120.22                    20649.03
  1996/12/31      19002.93                    20562.30
  1997/01/31      19030.86                    20601.16
IMATRL PRASUN   SHR__CHT 19970131 19970211 153705 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity New York Insured Municipal Income Fund on January 31, 1987. As the chart shows, by January 31, 1997, the value of the investment would have grown to $19,031- a 90.31% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $20,601 - a 106.01% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield of
a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.
(checkmark)
 TOTAL RETURN COMPONENTS
      YEARS ENDED JANUARY 31,

      1997                      1996   1995   1994   1993

Dividend returns  4.74% 5.50% 5.17% 5.63% 6.28%

Capital appreciation returns  -1.67%  9.75% -10.65%  6.73%  3.95%

Total returns  3.07% 15.25% -5.48% 12.36% 10.23%
TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested.
 DIVIDENDS AND YIELD

PERIODS ENDED JANUARY 31, 1997           PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.72(cents)   27.55(cents)   54.66(cents)

Annualized dividend rate                 4.78%         4.70%          4.73%

30-day annualized yield                  4.60%         -              -

30-day annualized tax-equivalent yield   8.05%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $11.63 over the past month, $11.62 over the past six months and $11.56 over the past year, you can compare the fund's income over these three periods. Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 42.86% combined effective 1997 federal, state and New York City tax bracket, but does not reflect the payment of the alternative minimum tax if applicable. FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Stable demand helped municipal
bonds perform better than their
investment-grade taxable
counterparts in the 12 months
ending January 31, 1997.
However, uncertainty over the
direction of the economy and
Federal Reserve Board monetary
policy affected all bonds. For the
period, the Lehman Brothers
Municipal Bond Index - a broad
measure of the municipal bond
market - had a total return of
3.85%. In comparison, the
Lehman Brothers Aggregate
Bond Index - a broad measure
of the performance of the U.S.
taxable bond market - returned
3.26%. New issue supply was
strong through most of the
period, but insurance companies
and individual investors helped
sustain demand. The diminishing
likelihood of significant tax reform
in the near future also helped
support the muni market. Like
most domestic bonds, munis
were affected by signs of strength
in the economy early in 1996.
Nevertheless, the market
conditions that supported the
muni market helped munis enter
the fall trading at expensive
levels relative to taxable
counterparts. However, demand
declined in October and munis
stalled because their rich
valuations made them less
attractive buy candidates, and
those investors who owned munis
sought to sell them to take profits.
Munis outperformed comparable
Treasuries in November and
December, but lagged in January.
From December on, munis and
the rest of the bond market
stalled as a result of conflicting
economic data and fears that
inflation might encourage the Fed
to raise short-term rates.
An interview with Norm Lind, Portfolio Manager of Fidelity New York Insured Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the year that ended January 31, 1997, the fund had a total return of 3.07%. That was better than the New York insured municipal funds average, as tracked by Lipper Analytical Services, which had a total return of 2.04%. The fund's benchmark - the Lehman Brothers New York Insured Municipal Bond Index - had a total return of 3.75% over the same period.
Q. WHAT FACTORS HELPED THE FUND BEAT MANY OF ITS COMPETITORS?
A. One of the primary factors was the fund's stake in Aa-rated and A-rated bonds, which stood at 18.5% at the end of the period. Credit spreads - which measure the difference in yields between bonds with various credit ratings - tightened throughout the year. As spreads tightened, bonds rated A and Aa by Moody's Investors Service - provided a smaller amount of additional yield over higher-quality bonds than they had previously. As the yields on lower-quality bonds tightened, they generally fared better than Aaa-rated bonds. What's more, the incremental yield offered by Aa and A bonds - relative to insured bonds - also boosted the fund's income and helped its total return.
Q. CAN YOU GIVE US A SPECIFIC EXAMPLE OF A LOWER-RATED BOND THAT BENEFITED FROM TIGHTENING CREDIT SPREADS?
A. Sure. Bonds issued by the New York Local Government Assistance Corporation - LGAC - were some of the prime beneficiaries of credit spread tightening. LGAC is an authority established several years ago as a financing vehicle for the state, which reached the end of its financing program. Initially, the market was slow to recognize the value of these relatively high-yielding A-rated bonds. But as credit spreads tightened, these bonds performed well.
Q. OVER THE YEAR, YOU FAVORED NON-CALLABLE PREMIUM BONDS. WHAT'S THE UPSIDE AND DOWNSIDE TO THESE BONDS?
A. The non-callability can provide upside potential when interest rates fall since the bond can't be redeemed by its issuer, while the premium - or above face value - price gives the bond DE MINIMIS protection. This protects the bond's gains from unfavorable tax treatment that can occur during particular market environments. In periods when the market is strong, premium non-callables generally do well. In periods when the market is flat, these bonds are at somewhat of a disadvantage since their yield is not as high as other types of bonds.
Q. BONDS ISSUED BY NEW YORK CITY WERE SOME OF THE MARKET'S BEST PERFORMERS DURING THE PAST YEAR. DID THE FUND BENEFIT FROM THEIR STRENGTH?
A. Not in the way you might think. I concentrated on New York City insured bonds. But it was the uninsured debt issued by the city that enjoyed the most price appreciation. Nonetheless, New York City insured bonds paid an attractive yield relative to other insured bonds, and their higher-than-average income benefited the fund.
Q. WHICH SECTORS DID YOU FAVOR AND WHICH DID YOU AVOID?
A. The top sectors throughout the period were general obligation bonds such as those issued by New York City and the state, followed by bonds issued by transportation entities such as the New York State Thruway Authority and the New York Metropolitan Transportation Authority. I generally avoided electric utility bonds because of a potential bailout of Long Island Lighting. There have been discussions that bailing out "LILCO" could bring as much as $4 billion of additional municipal bonds into the muni market. The fear is that a large amount of new supply could depress the bond prices of other electric issuers. Although Brooklyn Union Gas announced a take over of LILCO, there is still the feeling that some form of bail out will be necessary.
Q. WHAT FACTORS DO YOU THINK WILL SHAPE THE NEW YORK MUNICIPAL MARKET IN THE COMING MONTHS?
A. From a supply and demand standpoint, municipals in general appear to be in pretty good shape, barring any unforeseen legislation that could negatively affect them. I don't expect to see a tremendous amount of supply, and what there is should be easily digested if demand remains firm. As far as munis issued in New York state go, I'll be monitoring the state budget process, among other things. Last year, workmen's compensation held up the budget. In 1997, it's likely to be welfare reform and/or the bail out of LILCO that delay a timely budget. If that's the case, there may be less supply in the short term, and New York bonds may perform well.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income
exempt from federal, state
and New York City income
taxes by investing primarily
in long-term, New York
municipal securities that are
covered by insurance
guaranteeing the timely
payment of principal and
interest
FUND NUMBER: 095
TRADING SYMBOL: FNTIX
START DATE: October 11, 1985
SIZE: as of January 31,
1997, more than $315 million
MANAGER: Norm Lind, since
1994; manager, various
Fidelity and Spartan
Municipal Income funds;
joined Fidelity in 1986
(checkmark)
NORM LIND ON MUNICIPAL BOND
INSURANCE AND ITS EFFECT ON
THE NEW YORK MUNI MARKET:
"Roughly one-third of all
new municipal bonds issued
in the state of New York carry
insurance, compared to 17%
at the beginning of the
decade. On one hand, that's
a positive development for this
fund because it expands my
investment options. On the
other hand, it makes it
increasingly difficult for me to
find additional yield among
lower investment-grade
bonds. Here's why: Bonds
that might naturally carry an
A-rating, Aa-rating or even a
Baa-rating are being insured
and now carry the highest
Aaa-rating - and lower yields
- because they are insured. In
fact, the high incidence of
insurance helps to explain why
the difference in yield between
higher- and lower-quality
bonds has narrowed over the
past year. Many yield-hungry
investors gravitated toward
securities without insurance
- such as uninsured New York
City bonds - in order to find
extra income. In the process,
they sent some uninsured bond
yields closer to yields offered
by insured bonds. Even though
this situation has posed
somewhat of a challenge, I
look for higher-yielding
opportunities that might crop
up as a function of a bond's
structure, popularity or other
factors."

FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF JANUARY 31, 1997
                     % OF FUND'S    % OF FUND'S INVESTMENT
                     INVESTMENTS    S
                                    IN THESE SECTORS
                                    6 MONTHS AGO

General Obligation   37.2           30.0

Transportation       18.1           17.5

Water & Sewer        12.1           11.3

Special Tax          10.4           13.2

Health Care          9.6            7.9

AVERAGE YEARS TO MATURITY AS OF JANUARY 31, 1997
               6 MONTHS AGO

Years   12.5   12.7

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF JANUARY 31, 1997
              6 MONTHS AGO

Years   7.5   7.7

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE. BEGINNING WITH THE REPORTING CYCLE OF JUNE, 1996, THE MODEL USED TO CALCULATE DURATIONS MAY BE SLIGHTLY MODIFIED IN ORDER TO FURTHER REFINE THIS INFORMATION. THESE CHANGES IN METHODOLOGY MAY PRODUCE ADJUSTMENTS IN HISTORICAL DURATION FIGURES.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF JANUARY 31, 1997 AS OF JULY 31, 1996
Aaa 78.3%
Aa, A 18.5%
Baa 2.2%
Short-term
investments 1.0%
Aaa 77.6%
Aa, A 18.1%
Baa 2.2%
Short-term
investments 2.1%
Row: 1, Col: 1, Value: 50.0
Row: 1, Col: 2, Value: 17.6
Row: 1, Col: 3, Value: 18.1
Row: 1, Col: 4, Value: 2.2
Row: 1, Col: 5, Value: 2.1
Row: 1, Col: 1, Value: 50.0
Row: 1, Col: 2, Value: 30.6
Row: 1, Col: 3, Value: 12.5
Row: 1, Col: 4, Value: 3.9
Row: 1, Col: 5, Value: 3.0
AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.
FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND

INVESTMENTS JANUARY 31, 1997
Showing Percentage of Total Value of Investments in Securities


MUNICIPAL  BONDS - 99.0%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - 97.2%
Albany County Rfdg. 5% 10/1/12
(FGIC Insured)  Aaa $ 6,600,000 $ 6,253,500
Brookhaven 5.30% 10/1/04 (FGIC Insured)  Aaa  1,075,000  1,104,563
Buffalo Swr. Auth. Swr. Sys. Rev. Series G,
5% 7/1/12 (FGIC Insured)  Aaa  5,700,000  5,379,375
Cherry Valley Springfield Central School Dist.
Unltd. Tax:
 7.80% 5/1/14 (MBIA Insured)  Aaa  435,000  539,944
 7.80% 5/1/15 (MBIA Insured)  Aaa  435,000  540,488
 7.80% 5/1/16 (MBIA Insured)  Aaa  435,000  541,031
 7.80% 5/1/17 (MBIA Insured)  Aaa  435,000  543,750
 7.80% 5/1/18 (MBIA Insured)  Aaa  434,000  545,755
Clifton Park Wtr. Auth. Wtr. Sys. Rev. Rfdg.
5% 10/1/18 (FGIC Insured)  Aaa  1,820,000  1,665,300
Erie County Gen. Oblig. Unltd. Tax Series A:
 6% 2/1/04 (FGIC Insured)  Aaa  1,100,000  1,182,500
 6% 2/1/05 (FGIC Insured)  Aaa  1,000,000  1,077,500
 6% 2/1/06 (FGIC Insured)  Aaa  1,030,000  1,111,113
Erie County Wtr. Auth. Wtr. Rev. Rfdg.
(Fourth Resolution) 0% 12/1/17
(AMBAC Insured)  Aaa  1,210,000  274,622
Monroe County Pub. Impt. Unltd. Tax:
 7% 6/1/03 (FGIC Insured)  Aaa  1,000,000  1,130,000
 6.10% 3/1/04 (MBIA Insured)  Aaa  2,000,000  2,135,000
 7% 6/1/04 (FGIC Insured)  Aaa  2,150,000  2,453,688
 6.50% 6/1/05  Aa  3,450,000  3,825,188
 6.50% 06/1/07 (AMBAC Insured)
 (Escrowed to Maturity) (d)  Aaa  95,000  105,806
 6.50% 06/1/07 (AMBAC Insured)  Aaa  905,000  1,009,075
Monroe County Unltd. Tax:
 6% 6/1/04  Aa  1,510,000  1,630,800
Nassau County Gen. Oblig.:
 Series P, 6.30% 11/1/03 (FGIC Insured)  Aaa  1,000,000  1,092,500
 Series T, 5.20% 9/1/11 (FGIC Insured)  Aaa  2,500,000  2,431,250
 Series U, 5.25% 11/1/11 (AMBAC Insured)  Aaa  1,500,000  1,466,250
New York City Gen. Oblig.:
 Rfdg. Series E, 6.20% 8/1/07 (MBIA Insured)  Aaa  1,750,000  1,890,000
 Rfdg. Series H, 6% 8/1/07 (FGIC Insured)  Aaa  6,000,000  6,382,500
 Series A-1, 6.25% 8/1/03 (AMBAC Insured)  Aaa  9,200,000  9,924,500
 Series E, 6% 8/1/08 (FGIC Insured)  Aaa  8,000,000  8,510,000
 Series F, 3% 11/15/00 (MBIA Insured)  Aaa  1,000,000  948,750
 Series G, 6% 10/15/06 (FGIC Insured)  Aaa  5,855,000  6,279,488
MUNICIPAL  BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Edl. Construction Fund
6.25% 10/1/03 (MBIA Insured)  Aaa $ 1,895,000 $ 2,077,394
New York City Ind. Dev. Agcy. Ind. Dev. Rev.
(Japan Airlines Co. Ltd. Proj.) Series 91,
6% 11/1/15 (FSA Insured)
LOC Morgan Guaranty Trust Co. (b)  Aaa  1,000,000  1,026,250
New York City Muni. Assistance Corp. Rfdg.:
 Series D, 6% 7/1/05 (AMBAC Insured)  Aaa  2,000,000  2,167,500
 Series E:
  6% 7/1/04  Aa  4,830,000  5,216,400
  6% 7/1/05  Aa  4,215,000  4,562,738
  6% 7/1/06  Aa  1,000,000  1,082,500
New York City Trust Cultural Resources Rev.:
 (Museum of Modern Art) Series One, 5% 1/1/00
 (AMBAC Insured)  Aaa  3,500,000  3,578,750
 (New York Botanical Gardens)
 5.75% 7/1/16 (MBIA Insured)  Aaa  1,250,000  1,256,250
New York Metropolitan Trans. Auth. Trans. Facs. Rev.:
 Rfdg.:
  Series K:
   6.30% 7/1/06 (MBIA Insured)  Aaa  5,150,000  5,716,500
   6.30% 7/1/07 (MBIA Insured)  Aaa  2,600,000  2,899,000
  Series N, 0% 7/1/11 (FGIC Insured)  Aaa  5,980,000  2,720,900
 Series A, 6% 7/1/16 (FSA Insured)  Aaa  8,090,000  8,363,028
New York State Dorm. Auth. Lease Rev. Rfdg.
(State Univ. Dorm. Facs.) Series A,
6% 7/1/03 (AMBAC Insured)  Aaa  1,500,000  1,608,750
New York State Dorm. Auth. Rev.:
 Rfdg. (City Univ. Sys. Consolidated)
 5.50% 7/1/16 (AMBAC Insured)  Aaa  2,500,000  2,453,125
 Rfdg. (Manhattanville) 0% 7/1/10
 (MBIA Insured)  Aaa  2,175,000  1,049,438
 Rfdg. (New York Univ. Law School) 7.625%
 7/1/09 (BIG Insured)  Aaa  3,090,000  3,341,063
 Rfdg. (State Univ. Edl. Facs.):
  Series A:
   6.50% 5/15/04  Baa1  3,000,000  3,221,250
   5.50% 5/15/07 (FGIC Insured)  Aaa  6,700,000  6,951,250
   5.50% 5/15/09 (AMBAC Insured)  Aaa  6,000,000  6,150,000
  Series B, 5.25% 5/15/11 (FGIC Insured)  Aaa  2,950,000  2,935,250
 (City Univ. Sys. Consolidated) Series C,
 6.25% 7/1/05 (AMBAC Insured)  Aaa  6,320,000  6,928,300
 (Columbia Univ.) 5.75% 7/1/09  Aaa  4,500,000  4,781,250
MUNICIPAL  BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Dorm. Auth. Rev.: - continued
 (FIT Student Hsg.):
  5.75% 7/1/03 (AMBAC Insured)  Aaa $ 1,590,000 $ 1,679,438
  5.75% 7/1/04 (AMBAC Insured)  Aaa  1,680,000  1,776,600
  5.75% 7/1/05 (AMBAC Insured)  Aaa  1,650,000  1,742,813
  5.75% 7/1/06 (AMBAC Insured)  Aaa  1,500,000  1,605,000
 (Ideal Senior Living Hsg.) 7.625% 8/1/28
 (MBIA Insured)  Aaa  2,000,000  2,142,500
 (New York Med. Center)
 5.25% 2/1/07 (AMBAC Insured)  Aaa  5,500,000  5,534,375
 (State Univ. Edl. Facs.) Series A, 6.80% 5/15/00
 (FGIC Insured)  Aaa  2,000,000  2,162,500
 (St. Josephs Hosp. Health Ctr.):
  6% 7/1/08 (MBIA Insured)  Aaa  1,260,000  1,345,050
  6% 7/1/09 (MBIA Insured)  Aaa  1,500,000  1,599,375
 (St. Vincent's Hosp. & Med. Ctr.):
  6% 2/1/03 (AMBAC Insured)  Aaa  1,820,000  1,958,775
  6% 8/1/03 (AMBAC Insured)  Aaa  1,875,000  2,027,344
New York State Energy Research & Dev. Auth. Poll.
Cont. Rev. (Central Hudson Gas)
Series B, 7.375% 10/1/14 (FGIC Insured)  Aaa  2,250,000  2,460,938
New York State Envir. Facs. Corp.
Poll. Cont. Rev. (State Wtr.-Revolving Fund):
  (New York City Wtr):
   Series A, 7% 6/15/12  Aa  1,000,000  1,096,250
   Series E, 6.25% 6/15/05 (AMBAC Insured)  Aa  1,500,000  1,638,750
  (Pooled Loan Prog. )
  Series C, 5.85% 7/15/15  Aaa  3,060,000  3,121,200
  Series D:
   6.30% 5/15/05  Aaa  2,000,000  2,212,500
   6.30% 11/15/05  Aaa  2,725,000  3,028,156
New York State Local Gov't. Assistance Corp.:
 Rfdg. Series C, 5.50% 4/1/17  A  2,500,000  2,462,500
 Rfdg. Series E:
  5.25% 4/1/16  A  8,000,000  7,650,000
  5% 4/1/21  A  4,100,000  3,741,250
 Series B, 6% 4/1/18  A  4,425,000  4,469,250
New York State Hsg. Fin. Agcy. Svc. Contract
Oblig. Rev. Series A, 7.80% 9/15/11
(Pre-Refunded to 3/15/01 @ 102) (d)  Aaa  5,000,000  5,706,250
New York State Med. Care Facs. Fin. Agcy. Rev.:
 (Beth Israel Med. Ctr.) Series A, 7.50% 11/1/10
 (MBIA Insured)  Aaa  4,000,000  4,470,000
MUNICIPAL  BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Med. Care Facs. Fin. Agcy. Rev.: - continued
 (Long-Term Health Care) Series A,
 6.80% 11/1/14 (FSA Insured)  Aaa $ 1,250,000 $ 1,339,063
 (Mary Imogene Basset Hosp.) Series A,
 7.125% 11/1/20 (MBIA Insured)  Aaa  2,290,000  2,510,413
 (Mental Health Scvs. Facs.) Series D:
  7.40% 2/15/18
  (Pre-Refunded to 2/15/02 @ 102) (d)  Baa1  1,175,000  1,339,500
  7.40% 2/15/18  Baa1  465,000  513,806
 (North Shore Univ. Hosp. Mtg. Proj.) Series A:
  7.25% 11/1/11 (MBIA Insured)  Aaa  1,700,000  1,865,750
  7.20% 11/1/20 (MBIA Insured)  Aaa  6,000,000  6,570,000
New York State Mtg. Agcy. Rev.
(Homeowner Mtg.) (b):
  Series 60, 6.05% 4/1/26  Aa  2,200,000  2,194,500
  5.50% 4/1/19 (AMBAC Insured)  Aaa  1,400,000  1,328,250
New York State Thruway Auth. Gen. Rev.
Series C, 6.50% 1/1/01 (FGIC Insured)  Aaa  3,620,000  3,896,025
New York State Thruway Auth.
Hwy. & Bridge Trust Fund,
 Series B:
   6% 4/1/03 (AMBAC Insured)  Aaa  3,240,000  3,474,900
   6.40% 4/1/04 (FGIC Insured)  Aaa  1,000,000  1,101,250
   5.125% 4/1/15 (MBIA Insured)  Aaa  1,475,000  1,388,344
New York State Urban Dev. Corp. Rev.
(Sports Fac. Assistance Prog.) Series A,
6.25% 4/1/06 (MBIA Insured)  Aaa  2,515,000  2,769,644
Niagara Falls Bridge Commission Toll Rev.
Series B, 5.25% 10/1/15 (FGIC Insured)  Aaa  10,000,000  9,762,500
Niagara Falls Pub. Impt.:
 7.50% 3/1/08 (MBIA Insured)  Aaa  995,000  1,197,731
 7.50% 3/1/10 (MBIA Insured)  Aaa  1,155,000  1,396,106
 7.50% 3/1/11 (MBIA Insured)  Aaa  1,245,000  1,504,894
 7.50% 3/1/16 (MBIA Insured)  Aaa  1,060,000  1,298,500
 7.50% 3/1/17 (MBIA Insured)  Aaa  1,200,000  1,477,500
Onondaga County Ind. Dev. Agcy. Rev.
(Bristol-Meyers Squibb Co. Proj.)
5.75% 3/1/24 (b)  Aaa  1,410,000  1,411,763
MUNICIPAL  BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Rockland County Gen. Oblig.:
 6% 8/15/05 (AMBAC Insured)  Aaa $ 1,475,000 $ 1,596,688
 6% 8/15/06 (AMBAC Insured)  Aaa  1,550,000  1,677,875
Suffolk County Gen. Oblig. Series B,
5% 10/15/03 (AMBAC Insured)  Aaa  1,200,000  1,227,000
Suffolk County Ind. Dev. Agcy. Southwest
 Swr. Sys. Rev. Rfdg.:
  6% 2/1/07 (FGIC Insured)  Aaa  1,500,000  1,629,375
  6% 2/1/08 (FGIC Insured)  Aaa  2,500,000  2,709,375
Suffolk County Southwest Swr. Dist. Rfdg.
6% 2/1/05 (MBIA Insured)  Aaa  1,650,000  1,779,938
Suffolk County Wtr. Auth. Wtrwks. Rev. Rfdg.:
 (Sr. Lien):
  5.10% 6/1/09 (MBIA Insured)  Aaa  2,000,000  1,995,000
  5.10% 6/1/10 (MBIA Insured)  Aaa  4,500,000  4,415,625
  7.375% 6/1/12 (AMBAC Insured)  Aaa  30,000  32,025
 (Sub. Lien) 6% 6/1/17 (MBIA Insured)  Aaa  3,500,000  3,727,500
Triborough Bridge & Tunnel Auth. Rev.:
 Rfdg. (Gen. Purp.):
  Series B:
   6% 1/1/03  Aa  1,250,000  1,343,750
   6% 1/1/04  Aa  5,000,000  5,400,000
  Series Y, 5.50% 1/1/17  Aa  6,000,000  6,000,000
 (Convention Ctr. Proj.) Series E,
 7.25% 1/1/10  Baa1  1,700,000  1,940,125
Yonkers Gen. Oblig. Rev.:
 6% 8/1/04 (FGIC Insured)  Aaa  1,020,000  1,091,400
 6% 8/1/05 (FGIC Insured)  Aaa  1,080,000  1,155,600
   303,753,651
NEW YORK & NEW JERSEY - 1.8%
New York & New Jersey Port Auth.:
 Rfdg. Consolidated 107th Series,
 6% 10/15/06  A1  1,530,000  1,637,100
 Consolidated 73rd Series,
 6.75% 10/15/06 (b)  A1  2,000,000  2,157,500
 Consolidated 92nd Series,
 4.75% 1/15/29  A1  2,075,000  1,779,313
   5,573,913
TOTAL MUNICIPAL BONDS
(Cost $300,389,088)   309,327,564
MUNICIPAL NOTES (A) - 1.0%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - 1.0%
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr.
Sys. Rev., VRDN:
  Series 1992-C, 3.65% (FGIC Insured)  VMIG 1 $ 1,900,000 $ 1,900,000
  Series 1994-C, 3.65% (FGIC Insured)  VMIG 1  800,000  800,000
  Series 1995-A, 3.75% (FGIC Insured)  VMIG 1  300,000  300,000
TOTAL MUNICIPAL NOTES
(Cost $3,000,000)   3,000,000
TOTAL INVESTMENTS - 100%
(Cost $303,389,088)  $ 312,327,564
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(d) Security collateralized by an amount sufficient to pay interest and principal.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 96.8% AAA, AA, A 94.3%
Baa 2.2% BBB  4.1%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation   37.2%
Transportation    18.1
Water & Sewer   12.1
Special Tax   10.4
Health Care   9.6
Education   5.6
Others
 (individually less than 5%)    7.0
TOTAL   100.0%
INCOME TAX INFORMATION
At January 31, 1997, the aggregate cost of investment securities for income tax purposes was $303,389,088. Net unrealized appreciation aggregated $8,938,476, of which $9,517,194 related to appreciated investment securities and $578,718 related to depreciated investment securities.
The fund hereby designates approximately $269,368 as a capital gain dividend for the purpose of the dividend paid deduction.
At January 31, 1997, the fund was required to defer $338,073 of losses on futures contracts.
FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JANUARY 31, 1997

ASSETS

Investment in securities, at value (cost $303,389,088) -                  $ 312,327,564
See accompanying schedule

Receivable for investments sold                                            10,173,573

Interest receivable                                                        4,047,395

 TOTAL ASSETS                                                              326,548,532

LIABILITIES

Payable to custodian bank                                   $ 35,415

Payable for investments purchased                            10,324,533

Payable for fund shares redeemed                             547,898

Distributions payable                                        301,904

Accrued management fee                                       103,166

Other payables and accrued expenses                          83,622

 TOTAL LIABILITIES                                                         11,396,538

NET ASSETS                                                                $ 315,151,994

Net Assets consist of:

Paid in capital                                                           $ 306,014,875

Accumulated undistributed net realized gain (loss) on                      198,643
investments

Net unrealized appreciation (depreciation) on                              8,938,476
investments

NET ASSETS, for 26,989,355 shares outstanding                             $ 315,151,994

NET ASSET VALUE, offering price and redemption price per                   $11.68
share ($315,151,994 (divided by) 26,989,355 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED JANUARY 31, 1997

INTEREST INCOME                                                          $ 17,149,938

EXPENSES

Management fee                                             $ 1,270,841

Transfer agent, accounting and custodian fees               573,616
and expenses

Non-interested trustees' compensation                       1,119

Registration fees                                           31,544

Audit                                                       39,910

Legal                                                       3,189

Miscellaneous                                               3,901

 Total expenses before reductions                           1,924,120

 Expense reductions                                         (1,708)       1,922,412

NET INTEREST INCOME                                                       15,227,526

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      2,939,801

 Futures contracts                                          401,538       3,341,339

Change in net unrealized appreciation (depreciation) on                   (9,272,385)
investment securities

NET GAIN (LOSS)                                                           (5,931,046)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ 9,296,480
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED      YEAR ENDED
                                                         JANUARY 31,     JANUARY 31,
                                                         1997            1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 15,227,526    $ 16,005,923
Net interest income

 Net realized gain (loss)                                 3,341,339       (113,500)

 Change in net unrealized appreciation (depreciation)     (9,272,385)     30,303,012

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          9,296,480       46,195,435
FROM OPERATIONS

Distributions to shareholders                             (15,227,526)    (16,176,302)
From net interest income

 From net realized gain                                   (27,217)        -

 TOTAL DISTRIBUTIONS                                      (15,254,743)    (16,176,302)

Share transactions                                        36,280,400      57,589,866
Net proceeds from sales of shares

 Reinvestment of distributions                            11,612,267      12,212,695

 Cost of shares redeemed                                  (64,952,917)    (72,562,749)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (17,060,250)    (2,760,188)
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (23,018,513)    27,258,945

NET ASSETS

 Beginning of period                                      338,170,507     310,911,562

 End of period                                           $ 315,151,994   $ 338,170,507

OTHER INFORMATION
Shares

 Sold                                                     3,134,017       5,049,150

 Issued in reinvestment of distributions                  1,003,625       1,064,749

 Redeemed                                                 (5,617,141)     (6,354,786)

 Net increase (decrease)                                  (1,479,499)     (240,887)




FINANCIAL HIGHLIGHTS
      YEARS ENDED JANUARY 31,                     NINE MONTHS
                                                  ENDED
                                                  JANUARY 31,


                                   1997        1996        1995        1994 C      1993

SELECTED PER-SHARE DATA

Net asset value, beginning         $ 11.880    $ 10.830    $ 12.300    $ 11.830    $ 11.320
of period

Income from Investment              .547        .562        .629        .648        .509
Operations
Net interest income

 Net realized and unrealized        (.199)      1.056       (1.320)     .780        .510
 gain (loss)

 Total from investment              .348        1.618       (.691)      1.428       1.019
 operations

Less Distributions

 From net interest income           (.547)      (.568) D    (.629)      (.648)      (.509)

 From net realized gain             (.001)      -           (.070)      (.310)      -

 In excess of net realized          -           -           (.080)      -           -
gain

 Total distributions                (.548)      (.568)      (.779)      (.958)      (.509)

Net asset value, end of period     $ 11.680    $ 11.880    $ 10.830    $ 12.300    $ 11.830

TOTAL RETURN B                      3.07%       15.25%      (5.48)      12.36%      9.16%
                                                           %

RATIOS AND SUPPLEMENTAL
DATA

Net assets, end of period          $ 315,152   $ 338,171   $ 310,912   $ 414,629   $ 359,305
(000 omitted)

Ratio of expenses to average        .60%        .60%        .58%        .58%        .61% A
net assets

Ratio of expenses to average        .60%        .59%        .58%        .58%        .61% A
net assets after                               E
expense reductions

Ratio of net interest income to     4.73%       4.91%       5.60%       5.31%       5.73% A
average net assets

Portfolio turnover rate             42%         74%         41%         48%         39% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C EFFECTIVE FEBRUARY 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D THE AMOUNT SHOWN REFLECTS CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past 10 years total returns would have been lower.

 CUMULATIVE TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1997                      PAST 1   PAST 5   PAST 10
                                                    YEAR     YEARS    YEARS

Fidelity New York Municipal Money Market            2.94%    13.59%   41.91%

New York Tax-Free Money Market Funds Averag         2.85%    13.10%   40.93%
e

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the New York tax-free money market funds average, which reflects the performance of 35 New York tax-free money market funds with similar objectives tracked by IBC Financial Data, Inc. over the past one year.
 AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1997                      PAST 1   PAST 5   PAST 10
                                                    YEAR     YEARS    YEARS

Fidelity New York Municipal Money Market            2.94%    2.58%    3.56%

New York Tax-Free Money Market Funds Averag         2.85%    2.62%    4.09%
e

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
 YIELDS

                              2/03/97   10/28/96   7/29/96   4/29/96   1/29/96



New York Municipal            2.88%     3.04%      2.91%     3.12%     2.77%
 Money Market



New York Tax-Free Money       2.86%     2.91%      2.84%     3.10%     2.74%
 Market Funds Average



New York Municipal            5.04%     5.32%      5.09%     5.46%     4.85%
 Money Market Tax-equivalen
t

Row: 1, Col: 1, Value: 2.88
Row: 1, Col: 2, Value: 2.86
Row: 2, Col: 1, Value: 3.04
Row: 2, Col: 2, Value: 2.91
Row: 3, Col: 1, Value: 2.91
Row: 3, Col: 2, Value: 2.84
Row: 4, Col: 1, Value: 3.12
Row: 4, Col: 2, Value: 3.1
Row: 5, Col: 1, Value: 2.77
Row: 5, Col: 2, Value: 2.74
New York
Municipal
Money Market
New York Tax-Free
Money Market
Funds Average
4% -
3% -
2% -
1% -
0%
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the New York tax-free money market funds average as tracked by IBC Financial Data, Inc., or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1997 federal, state and New York City income tax rate of 42.86%, but does not reflect the payment of the alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the
tax-free yield - makes the
comparison more meaningful.
Keep in mind that the U.S.
government neither insures nor
guarantees a money market
fund. And there is no
assurance that a money fund
will maintain a $1 share price.
(checkmark)
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Janice Bradburn, Portfolio Manager of Fidelity New York Municipal Money Market Fund
Q. JAN, WHAT HAS THE INVESTMENT ENVIRONMENT BEEN LIKE OVER THE PAST YEAR?
A. At the beginning of 1996, the Federal Reserve Board was in the process of lowering the interest rate banks charge each other - known as the federal funds rate - in order to stimulate the economy, and the market was anticipating that the Fed would continue to do so. Market sentiment changed rapidly, however, when Fed Chairman Alan Greenspan, in his testimony before Congress, was surprisingly optimistic about the underlying strength of the economy. Then the February 1996 employment report showed the economy was generating new jobs at a faster rate than expected. A dramatic sell-off and sharply rising interest rates ensued. Over the summer, the Treasury market tended to trade within a narrow range, heading down just before the release of economic data - fearing that signs of economic strength would lead to Fed rate increases, known as tightening - then back up when the numbers came out and weren't as strong as anticipated. As we moved toward the end of the year and past the November elections, the economy appeared to moderate, and most investors felt assured the Fed would take no action until the first and possibly the second quarter of 1997. Even though statistics emerged toward the end of the period showing stronger-than-expected growth - causing fears of a Fed tightening to resurface - the Fed chose to leave interest rates unchanged when it met just after the end of the period.
Q. WHAT STRATEGIES DID YOU PURSUE IN THIS VARIED ENVIRONMENT?
A. At the beginning of February 1996, the average maturity of the fund was in the 60-day range. During the next several months the maturity declined for two reasons. First, as regularly happens, supply in the New York market was extremely limited in the first quarter. As a result, many of the fund's holdings reached maturity, and the fund's average maturity rolled down. Second, with talk about the economy heating up and possible rate increases, it made sense to keep the fund a bit shorter to take advantage of potentially higher rates in the market. As we entered the spring, not only did supply pick up significantly, but I also was able to find many securities selling at very attractive prices; the market was anticipating a tightening and priced the securities accordingly. When the tightening did not occur, I raised the fund's average maturity to the low 60s in the fall. Since December, the fund's average maturity has been in the mid-40s, a position I consider more neutral.
Q. HOW DID THE FUND PERFORM?
A. Very well, largely because I was able to extend the fund's maturity, buying longer-term securities at a time when the market had priced in tightenings that never materialized. As a result, I was able to lock in higher, more attractive yields. The fund's seven-day yield on January 31, 1997, was 2.86%, compared to 2.80% a year ago. The latest yield was the equivalent of a 5.01% taxable rate of return for New York investors in the 42.86% combined state, federal and New York City income tax bracket. Through January 31, 1997, the fund's total return was 2.94%, compared to 2.85% for the New York tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. I believe the Fed will wait until it can evaluate data from the first quarter of 1997 before it takes any further action. The Fed probably will look for consistent signs of an inflationary trend to justify a shift in its policy. For now, I'll keep the fund positioned flexibly until we see signs of movement one way or another.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
FUND FACTS
GOAL: tax-free income by
investing in short-term municipal
money market securities of all
types
FUND NUMBER: 092
TRADING SYMBOL: FNYXX
START DATE: July 6, 1984
SIZE: as of January 31,
1997, more than $880 million
MANAGER: Janice Bradburn,
since 1989; manager,
various Fidelity and
Spartan state municipal money
market funds; joined Fidelity
in 1989
(checkmark)
WORDS TO KNOW
COMMERCIAL PAPER: A security
issued by a municipality to
finance capital or operating
needs.
FEDERAL FUNDS RATE: The interest
rate banks charge each other
for overnight loans.
MATURITY: The time remaining
before an issuer is scheduled
to repay the principal amount
on a debt security. When the
fund's average maturity -
weighted by dollar amount -
is short, the fund manager is
anticipating a rise in interest
rates. When the average
maturity is long, the manager
is expecting rates to fall.
When the average maturity is
neutral, the manager wants
the flexibility to respond to
rising rates, while still
capturing a portion of the
higher yields available from
issues with longer maturities.
MUNICIPAL NOTE: A security
issued in advance of future
tax or other revenues and
payable from those specific
sources.
TENDER BOND: A variable-rate,
usually long-term security that
gives the bond holder the
option to redeem the bond at
face value before maturity.
VARIABLE RATE DEMAND NOTE
(VRDN): A tender bond that
can be redeemed on short
notice, typically one or seven
days. VRDNs are useful in
managing the fund's average
maturity and liquidity.
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND ASSETS   % OF FUND ASSETS   % OF FUND ASSETS
            1/31/97            7/31/96            1/31/96

0 - 30      73                 69                 62

31 - 90     8                  14                 8

91 - 180    12                 5                  19

181 - 397   7                  12                 11

WEIGHTED AVERAGE MATURITY
                              1/31/97   7/31/96   1/31/96

Fidelity New York Municipal
Money Market Fund             45 days   53 days   62 days

New York Tax-Free
Money Market Funds
Average*                      51 days   55 days   49 days

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF JANUARY 31, 1997 AS OF JULY 31, 1996

Row: 1, Col: 1, Value: 57.5
Row: 1, Col: 2, Value: 11.0
Row: 1, Col: 3, Value: 3.5
Row: 1, Col: 4, Value: 26.0
Row: 1, Col: 5, Value: 2.0
Row: 1, Col: 1, Value: 59.0
Row: 1, Col: 2, Value: 12.0
Row: 1, Col: 3, Value: 3.5
Row: 1, Col: 4, Value: 21.0
Row: 1, Col: 5, Value: 4.5
Variable rate
demand notes
(VRDNs) 59%
Commercial
paper 11%
Tender bonds 3%
Municipal
notes 26%
Other 1%
Variable rate
demand notes
(VRDNs) 60%
Commercial
paper 12%
Tender bonds 3%
Municipal
notes 21%
Other 4%
* SOURCE: IBC'S  MONEY FUND REPORT (registered trademark)
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND

INVESTMENTS JANUARY 31, 1997
Showing Percentage of Total Value of Investments in Securities


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - 96.9%
Albany County Ind. Dev. Auth. Ind. Dev. Rev.
(Campus Plaza 7 Inc. Proj.) 3.65%,
LOC Marine Midland Bank, VRDN (b) $ 875,000 $ 875,000
Albany County School Dist. BAN:
 4% 5/2/97  3,000,000  3,002,064
 4% 5/30/97  2,300,000  2,303,304
 4.50% 6/20/97  685,000  686,252
Amherst Ind. Dev. Auth. Rev. (Maple Dev. Proj.)
Series 1986, 3.65%,
LOC Marine Midland Bank, VRDN (b)  1,000,000  1,000,000
Amsterdam Ind. Dev. Rev. (Longview Fiber Co.)
Series 1987, 3.65%, LOC ABN-AMRO Bank, VRDN  1,880,000  1,880,000
Babylon Ind. Dev. Rev. (Southern Container Corp.)
3.70%, LOC Fleet Bank, VRDN (b)  4,000,000  4,000,000
Broome County BAN 4.10% 4/18/97  13,200,000  13,211,379
Buffalo RAN 4.25% 7/15/97,
LOC Landesbank Hessen-Thuringen  8,700,000  8,724,940
Chautauqua County Ind. Dev. Auth. Rev.
(Red Wing Co. Inc. Proj.) Series 1985, 3.55%,
LOC Wachovia Bank of Georgia, VRDN  3,500,000  3,500,000
Chemung County Ind. Dev. Auth. Rev., VRDN (b):
 (McWayne Inc. Proj.) Series 1992 A,
 3.60%, LOC AmSouth Bank  2,840,000  2,840,000
 (MMARS Second Prog./Thayer Products) Series A,
 3.65%, LOC Marine Midland Bank  1,000,000  1,000,000
Columbia County Ind. Dev. Auth. Ind. Dev. Rev.
(Philip Morris Proj.) 3.45%, VRDN  1,800,000  1,800,000
Commack Unified Free School Dist. TAN 4.35% 6/27/97 800,000 800,924 Connetquot Central School Dist. TAN 4.50% 6/26/97 4,900,000 4,911,373
Dobbs Ferry Unified Free School Dist. TAN 4.25% 2/28/97 950,000 950,340 East Hampton BAN 4% 4/17/97 1,350,000 1,350,801
Elmira BAN 4.375% 7/10/97  1,900,000  1,904,183
Erie County Ind. Dev. Auth. Ind. Dev. Rev., VRDN (b):
 (Nat'l. Wire Products) Series 1988 E,
 3.65%, LOC Marine Midland Bank  180,000  180,000
 (Niagara Envelope Co. Proj.)
 3.65%, LOC Marine Midland Bank  1,800,000  1,800,000
 (Uniland Dev./Buffalo Campus) Series 1986 D,
 3.65%, LOC Marine Midland Bank  1,420,000  1,420,000
Freeport Unified Free School Dist. TAN Series B,
4.30% 6/30/97, LOC State Street Bank & Trust Co.  4,400,000  4,405,962
Greenwood Lake Unified Free School Dist. BAN
4.50% 6/27/97  2,700,000  2,706,227
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Hempstead Township BAN:
 3.50% 2/28/97 $ 9,100,000 $ 9,099,033
 4.10% 10/30/97  3,200,000  3,206,856
 4.25% 10/30/97  7,881,000  7,907,686
Herricks Unified Free School Dist. TAN 4.25% 6/27/97 4,300,000 4,306,207 Huntington Unified Free School Dist. TAN 4.25% 6/24/97 4,300,000
4,307,152
Island Park Unified Free School Dist. BAN 4.50% 9/12/97  2,582,000
2,589,572
Islip Ind. Dev. Auth. Rev., VRDN:
 (Brentwood Dist.) Series 1984,
 3.30%, LOC Fleet Bank  2,000,000  2,000,000
 (Interstate Litho Corp.) Series 1996 A,
 3.65%, LOC Marine Midland Bank (b)  1,600,000  1,600,000
Jefferson County Ind. Dev. Auth. Ind. Dev. Rev., VRDN:
 (Fisher Gauge Facs.) Series 1996,
 3.60%, LOC Fleet Bank (b)  2,700,000  2,700,000
 (Watertown-Carthage Television Corp. Proj.) Series 1982,
 3.45%, LOC First Nat'l. Bank of Chicago  3,300,000  3,300,000
Monroe County Ind. Dev. Auth. Rev., VRDN (b):
 (AJL Mfg.) Series 1996 A,
 3.65%, LOC Marine Midland Bank  2,100,000  2,100,000
 (Advent Tool & Mold) Series 1990 D,
 3.65%, LOC Marine Midland Bank  880,000  880,000
Nassau County BAN:
 4.25% 3/14/97  10,800,000  10,805,557
 4% 8/15/97  4,300,000  4,309,017
 4.25% 8/15/97  16,400,000  16,458,016
 4.50% 8/15/97  5,400,000  5,413,905
Nassau County Ind. Dev. Auth. Rev. (CR/PL Inc. Proj.)
Series 1985, 3.65%,
LOC First Nat'l. Bank of Chicago, VRDN  4,930,000  4,930,000
New Rochelle BAN:
 4.50% 9/12/97  2,500,000  2,507,332
 4.50% 9/12/97 (b)  500,000  501,173
New York City Gen. Oblig. Participating VRDN,
Series 1994 C-3, 3.63% (Liquidity Facility Citibank) (c)  17,000,000
17,000,000
New York City Gen. Oblig. Rev., VRDN:
 Series 1992 D,
  3.45% (FGIC Insured) (BPA FGIC-SPI)  16,500,000  16,500,000
 Series 1995 F-5, 3.55%, LOC Bayerische Landesbank  1,900,000  1,900,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Hsg. Dev. Corp. Multi-Family Mtg. Rev., VRDN:
 (100 Jane St. Dev. Proj.) Series 1995 A,
 3.50%, LOC Fleet Bank (b) $ 4,000,000 $ 4,000,000
 (400 W. 59th St. Proj.) (b):
  3.50%, LOC Bayerische Hypothenken  33,200,000  33,200,000
  3.55%, LOC Bayerische Hypothenken  17,600,000  17,600,000
 (Tribeca Towers) Series 1994 A,
 3.45% (FNMA Guaranteed) (b)  3,800,000  3,800,000
 (West 43rd Street Dev.) Series 1996 B,
 3.50%, LOC Fleet Bank  20,000,000  20,000,000
New York City Hsg. Dev. Corp. Rev. (Related-East 96th St. Proj.)
Series 1990 A, 3.45%,
LOC Bank of Tokyo - Mitsubishi Ltd., VRDN  1,700,000  1,700,000
New York City Ind. Dev. Agcy. Facs. Rev.
(Church of the Heavenly Rest Day School Proj.) Series 1991,
3.30%, LOC Barclays Bank, VRDN  6,325,000  6,325,000
New York City Ind. Dev. Agcy. Participating VRDN (b)(c):
 Series 1996 H, 3.60%
 (Liquidity Facility Caisse des Depots et Consignations)  1,900,000
1,900,000
 Series PA-127, 3.65% (Liquidity Facility Merrill Lynch & Co.)  1,290,000
1,290,000
New York City Metropolitan Trans. Auth. Participating VRDN (c):
 Series 96C3201, 3.63% (Liquidity Facility Citibank)  15,800,000
15,800,000
 Series 1993 B, 3.70% (Liquidity Facility Citibank) 6,000,000 6,000,000 Series 1995 SG-36, 3.60%
 (Liquidity Facility Societe Generale France)  5,000,000  5,000,000
New York City Muni. Assistance Corp. Bonds,
Series BT 225, 3.30%, tender 2/20/97
(Liquidity Facility Bankers Trust Co.) (c)(d)  10,000,000  10,000,000
New York City Muni. Wtr. Fin. Auth., CP:
 Series 1:
  3.55% 3/7/97,
  LOC Canadian Imperial Bank of Commerce  5,000,000  5,000,000
  3.40% 3/20/97,
  LOC Canadian Imperial Bank of Commerce  2,000,000  2,000,000
 Series 3:
  3.45% 3/25/97, LOC Bank of Nova Scotia/
  LOC Toronto Dominion Bank, Canada  1,600,000  1,600,000
  3.45% 4/10/97, LOC Bank of Nova Scotia/
  LOC Toronto-Dominion Bank, Canada  4,800,000  4,800,000
 Series 4, 3.45% 2/27/97, LOC Credit Suisse, Switzerland  8,300,000
8,300,000
New York City Muni. Wtr. Fin. Auth. Participating VRDN,
Series PA-124, 3.60%
(Liquidity Facility Merrill Lynch & Co.) (c) 4,240,000 4,240,000 MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City RAN Series 1996-B, 4.50% 6/30/97 $ 26,000,000 $ 26,083,030
New York City TAN Series 1996 A, 4.50% 2/12/97  11,100,000  11,102,488
New York City Trust for Cultural Resources
(The Jewish Museum) 3.65%,
BPA Sumitomo Bank Ltd., VRDN  4,400,000  4,400,000
New York State Dorm. Auth. Participating VRDN (c):
 Series 97C3202, 3.63% (Liquidity Facility Citibank) 3,000,000 3,000,000 Series PA-60, 3.60% (Liquidity Facility Merrill Lynch & Co.) 4,500,000
4,500,000
New York State Dorm Auth. Bonds
(Sloan-Kettering Mem. Cancer Ctr.):
  Series 1989-A:
   3.50%, tender 2/26/97, LOC Chase Manhattan Bank  8,000,000  8,000,000
   3.50%, tender 3/11/97, LOC Chase Manhattan Bank  4,200,000  4,200,000
   3.45%, tender 3/18/97, LOC Chase Manhattan Bank  2,700,000  2,700,000
  Series 1989-B
   3.40%, tender 2/26/97, LOC Chase Manhattan Bank  7,500,000  7,500,000
   3.45%, tender 3/18/97, LOC Chase Manhattan Bank  1,200,000  1,200,000
   3.45%, tender 3/19/97, LOC Chase Manhattan Bank  1,000,000  1,000,000
  Series 1989-D, 3.45%, tender 3/19/97,
  LOC Chase Manhattan Bank  1,000,000  1,000,000
  Series 1996, 3.30%, tender 2/21/97,
  LOC Morgan Guaranty Trust, NY  4,400,000  4,400,000
New York State Energy Research & Dev. Auth. (c):
 Bonds Series 943206, 3.25%, tender 2/1/97
 (Liquidity Facility Citibank) (d)  8,000,000  8,000,000
 Participating VRDN:
  Series 943202, 3.63%
  (Liquidity Facility Citibank)  15,400,000  15,400,000
  Series 96C3202,
  3.63% (Liquidity Facility Citibank)  8,700,000  8,700,000
New York State Energy Research & Dev. Auth. Poll. Cont. Rev.
(Niagara Mohawk Pwr. Corp.), VRDN
  Series 1985 B, 3.70%,
  LOC Toronto Dominion Bank, Canada  2,000,000  2,000,000
  Series 1985 C, 3.70%,
  LOC Canadian Imperial Bank of Commerce  1,000,000  1,000,000
  Series 1987 A, 3.85%,
  LOC Toronto Dominion Bank, Canada  12,860,000  12,860,000
  Series 1987 B, 3.80%,
  LOC Morgan Guaranty Trust, NY (b)  11,300,000  11,300,000
  Series 1988 A, 3.80%,
  LOC Morgan Guaranty Trust, NY (b)  6,100,000  6,100,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Energy Research & Dev. Auth. Rev., VRDN:
 (Long Island Lighting Co.)(b):
  Series 1993, 3.45%,
  LOC Toronto Dominion Bank, Canada $ 11,300,000 $ 11,300,000
  Series 1993 A, 3.50%,
  LOC Toronto Dominion Bank, Canada  6,200,000  6,200,000
  Series 1994 A, 3.45%, LOC Union Bank of Switzerland  11,800,000
11,800,000
  Series 1995 A, 3.45%, LOC Union Bank of Switzerland 8,800,000 8,800,000 New York State Gen. Oblig., CP:
 Series S:
  3.55% 2/11/97
  (Liquidity Facility Westdeutsche Landesbank)  6,600,000  6,600,000
  3.55% 2/14/97
  (Liquidity Facility Westdeutsche Landesbank) 17,300,000 17,300,000 Series T, 3.55% 2/25/97
 (Liquidity Facility Westdeutsche Landesbank)  11,900,000  11,900,000
New York State Hsg. Dev. Corp. Mtg. Rev.
(York Ave. Proj.) Series 1994 A,
3.55%, LOC Midland Bank, PLC, VRDN (b)  14,950,000  14,950,000
New York State Hsg. Fin. Agcy. Hsg. Rev.
(Union Square South) Series 1996 A, 3.45%,
LOC Bayerische Hypothenken, VRDN (b)  12,600,000  12,600,000
New York State Local Gov't. Assistance Corp:
 Bonds Series 1996 A, 4.25% 4/1/97  2,585,000  2,587,794
 VRDN:
  Series 1994 B, 3.40%, LOC Credit Suisse, Switzerland  8,000,000
8,000,000
  Series 1995 B, 3.40%, LOC Bank of Nova Scotia  6,200,000  6,200,000
  Series 1995 E, 3.45%,
  LOC Canadian Imperial Bank of Commerce  19,400,000  19,400,000
New York State Med. Care Facs. Fin. Agcy. Participating VRDN (c):
 Series PA-89, 3.60%
 (Liquidity Facility Merrill Lynch & Co.)  5,000,000  5,000,000
 Series SG1, 3.60%
 (Liquidity Facility Societe Generale, France)  7,600,000  7,600,000
New York State Mtg. Agcy. Participating VRDN (b)(c):
 Series PA-87, 3.65% (Liquidity Facility Merrill Lynch & Co.)  3,700,000
3,700,000
 Series PT-11, 3.65% (Liquidity Facility
 Commerzbank, Germany)  10,760,000  10,760,000
 Series PT-15 A, 3.65% (Liquidity Facility
 Commerzbank, Germany)  6,880,000  6,880,000
 Series PT-15 B, 3.65% (Liquidity Facility
 Commerzbank, Germany)  2,960,000  2,960,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Mtg. Agcy. Participating VRDN (b)(c): - continued
 Series PT-26, 3.65% (Liquidity Facility Credit
 Suisse, Switzerland) $ 3,935,000 $ 3,935,000
New York State Pwr. Auth., CP:
 3.55% 2/26/97  2,800,000  2,800,000
 3.55% 3/6/97  1,000,000  1,000,000
 3.65% 3/10/97  2,000,000  2,000,000
 3.50% 4/4/97  5,000,000  5,000,000
New York State Pwr. Auth. Bonds 3.70%, tender 3/1/97  5,500,000  5,500,000
New York State Urban Dev. Corp. Participating VRDN (c):
 Series BT-113, 3.70% (Liquidity Facility Bankers Trust Co.)  7,854,000
7,854,000
 Series PA-140 B, 3.60%,
 (Liquidity Facility Merrill Lynch & Co.)  9,200,000  9,200,000
 Series SG-33, 3.60%
 (Liquidity Facility Societe Generale, France) 18,650,000 18,650,000 Niagara County BAN:
 4.75% 7/18/97  2,000,000  2,006,148
 4.25% 12/5/97  1,265,000  1,270,633
Northport-East Northport Unified Free School Dist.:
 BAN 4.50% 6/30/97  1,500,000  1,502,944
 TAN 4.50% 6/30/97  5,700,000  5,712,531
Oneida County Ind. Dev. Agcy. Ind. Dev. Rev. (Utica Corp.)
Series 1996, 3.60%, LOC Fleet Bank, VRDN (b)  2,800,000  2,800,000
Onondaga County BAN 4% 3/28/97  1,104,000  1,104,399
Oswego County Ind. Dev. Agcy. Poll. Cont. Rev.
Rfdg. (Philip Morris Co. Proj.) 3.45%, VRDN  9,500,000  9,500,000
Oyster Bay BAN 4.25% 7/11/97  10,900,000  10,910,918
Plainview-Old Bethpage County School Dist. TAN:
 4.25% 6/30/97  500,000  500,289
 4.50% 6/30/97  1,600,000  1,602,826
Rochester BAN Series 1996 III, 4.50% 10/30/97  500,000  503,033
St. Lawrence County Ind. Dev. Agcy. Envir. Impt. Rev.
(Reynolds Metals Proj.) 3.50%,
LOC Royal Bank of Canada, VRDN  6,400,000  6,400,000
Schenectady Ind. Dev. Agcy. Rev. (Super Steel Schenectady Proj.)
 3.50%, LOC Key Bank Of New York, VRDN  2,700,000  2,700,000
South Huntington Unified Free School Dist. TAN
4.50% 6/30/97  4,800,000  4,810,448
Southampton BAN 3.75% 2/14/97  600,000  600,082
Southampton Unified Free School Dist. TAN
4.50% 6/26/97  4,200,000  4,209,676
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Southold Unified Free School Dist. TAN
4.50% 6/27/97 $ 700,000 $ 701,498
Spencerport Central School Dist. BAN
4.25% 11/26/97  5,200,000  5,223,329
Suffolk County Gen. Oblig. Bonds 5% 7/15/97  1,785,000  1,791,763
Suffolk County Ind. Dev. Agcy. (Suffolk Child Dev. Ctr. Proj.)
Series 1989, 3.40%,
LOC Barclays Bank, PLC, UK, VRDN  1,600,000  1,600,000
Suffolk County Ind. Dev. Agcy. Ind. Dev. Rev.
(Nissequogue Cogeneration Partner Fac.) 3.55%,
LOC Toronto Dominion Bank, Canada, VRDN (b)  11,100,000  11,100,000
Suffolk County Pub. Impt. Bond Series C, 5% 10/15/97 810,000 816,346 Suffolk County TAN 4.50% 9/11/97 9,000,000 9,028,878
Tompkins BAN:
 4% 4/11/97 (b)  1,200,000  1,200,655
 4% 4/11/97  2,195,000  2,196,601
Tonawanda BAN:
 3.75% 4/15/97  1,114,000  1,114,331
 4.25% 5/8/97  1,000,000  1,001,316
Triborough Bridge & Tunnel Auth. (c):
 Bonds Series 96C3203,
 3.50%, tender 2/15/97 (Liquidity Facility Citibank)  5,900,000  5,900,000
 Participating VRDN, Series BT-184, 3.55%
 (Liquidity Facility Bankers Trust Co.)  4,100,000  4,100,000
Triborough Bridge & Tunnel Auth. Spl. Oblig. Rev.
Series 1994, 3.40% (FGIC Insured)
(BPA FGIC-SPI) VRDN  11,000,000  11,000,000
Ulster County TAN 4.25% 3/26/97,
LOC State Street Bank & Trust Co.  5,000,000  5,003,472
Uniondale Unified Free School Dist. TAN 4.50% 6/30/97 6,800,000 6,813,395 Washington County BAN 4.25% 4/25/97 2,000,000 2,001,969
Wyoming County Ind. Dev. Auth. Rev. (American Precision)
Series 1988 A, 3.65%,
LOC Marine Midland Bank, VRDN (b)  630,000  630,000
   844,409,047
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK & NEW JERSEY - 3.1%
New York & New Jersey Port Auth. Rev., VRDN:
 Series 1992, 3.43% $ 9,700,000 $ 9,700,000
 Series 1995, 3.43% (b)  16,900,000  16,900,000
   26,600,000
TOTAL INVESTMENTS - 100%   $ 871,009,047
Total Cost for Income Tax Purposes  $ 871,006,648

SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
CP - Commercial Paper
RAN - Revenue Anticipation Notes
TAN - Tax Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Provides evidence of ownership in one or more underlying municipal bonds.
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST
New York City Muni.
 Assistance Corp. Bonds
 Series BT 225, 3.30%,
 tender 2/20/97
 (Liquidity Facility
 Bankers Trust Co.) 1/3/97 $10,000,000
New York State Energy
 Research & Dev. Auth.
 Bonds:Series 943206,
 3.25%, tender 2/1/97
 (Liquidity Facility
 Citibank)  1/1/97 $8,000,000
INCOME TAX INFORMATION
At January 31, 1997, the fund had a capital loss carryforward of approximately $73,900 of which $37,600 $3,000 and $33,300 will expire on January 31, 2001, 2004 and 2005, respectively.
FIDELITY NEW YORK MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JANUARY 31, 1997

ASSETS

Investment in securities, at value -                                      $ 871,009,047
See accompanying schedule

Share transactions in process                                              10,127,256

Interest receivable                                                        7,509,525

 TOTAL ASSETS                                                              888,645,828

LIABILITIES

Payable for investments purchased                           $ 8,000,000

Payable to custodian bank                                    71,412

Distributions payable                                        30,164

Accrued management fee                                       283,819

Other payables and accrued expenses                          185,024

 TOTAL LIABILITIES                                                         8,570,419

NET ASSETS                                                                $ 880,075,409

Net Assets consist of:

Paid in capital                                                           $ 880,146,919

Accumulated net realized gain (loss) on investments                        (73,910)

Unrealized gain from accretion of discount                                 2,400

NET ASSETS, for 879,981,676 shares outstanding                            $ 880,075,409

NET ASSET VALUE, offering price and redemption price per                   $1.00
share ($880,075,409 (divided by) 879,981,676 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED JANUARY 31, 1997

INTEREST INCOME                                                       $ 28,915,686

EXPENSES

Management fee                                          $ 3,261,467

Transfer agent, accounting and custodian fees            1,710,543
and expenses

Non-interested trustees' compensation                    2,214

Registration fees                                        36,336

Audit                                                    19,678

Legal                                                    6,307

Miscellaneous                                            11,758

 Total expenses before reductions                        5,048,303

 Expense reductions                                      (13,044)      5,035,259

NET INTEREST INCOME                                                    23,880,427

REALIZED AND UNREALIZED GAIN (LOSS)                                    (33,281)
Net realized gain (loss) on investment securities

Increase (decrease) in net unrealized gain from                        2,400
accretion
of discount

NET GAIN (LOSS)                                                        (30,881)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 23,849,546


STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED         YEAR ENDED
                                                           JANUARY 31,        JANUARY 31,
                                                           1997               1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                                 $ 23,880,427       $ 24,804,124
Net interest income

 Net realized gain (loss)                                   (33,281)           (1,680)

 Increase (decrease) in net unrealized gain from            2,400              (3)
accretion of discount

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            23,849,546         24,802,441
FROM OPERATIONS

Distributions to shareholders from net interest income      (23,880,427)       (24,804,124)

Share transactions at net asset value of $1.00 per share    2,139,223,899      1,758,541,233
Proceeds from sales of shares

 Reinvestment of distributions from net interest income     23,071,469         23,870,558

 Cost of shares redeemed                                    (2,105,054,985)    (1,696,826,206)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES           57,240,383         85,585,585
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   57,209,502         85,583,902

NET ASSETS

 Beginning of period                                        822,865,907        737,282,005

 End of period                                             $ 880,075,409      $ 822,865,907



FINANCIAL HIGHLIGHTS
      YEARS ENDED JANUARY 31,                     NINE MONTHS
                                                  ENDED
                                                  JANUARY 31,


                                   1997        1996        1995        1994        1993

SELECTED PER-SHARE DATA

Net asset value, beginning         $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
of period

Income from Investment              .029        .033        .024        .018        .017
Operations
Net interest income

Less Distributions

 From net interest income           (.029)      (.033)      (.024)      (.018)      (.017)

Net asset value, end of period     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000

TOTAL RETURN B                      2.94%       3.32%       2.44%       1.84%       1.72%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period          $ 880,075   $ 822,866   $ 737,282   $ 608,444   $ 565,619
(000 omitted)

Ratio of expenses to average        .61%        .62%        .60%        .62%        .62% A
net assets

Ratio of net interest income to     2.89%       3.26%       2.42%       1.83%       2.26% A
average net assets


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity New York Municipal Income Fund (formerly Fidelity New York
Tax-Free High Yield Portfolio) (the income fund) and Fidelity New York Insured Municipal Income Fund (formerly Fidelity New York Tax-Free Insured Portfolio) (the insured fund) are funds of Fidelity New York Municipal Trust. Fidelity New York Municipal Money Market Fund (formerly Fidelity New York Tax-Free Money Market Portfolio) (the money market fund) is a fund of Fidelity New York Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity New York Municipal Trust and Fidelity New York Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the income fund, insured fund and money market fund:
SECURITY VALUATION.
 INCOME AND INSURED FUNDS. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
 MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter
M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, market discount and losses deferred due to futures and options.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Any taxable gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FUTURES CONTRACTS. The income and insured funds may use futures contracts to manage their exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. Each fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $18,000,000 or 2.1% of net assets for the money market fund.
3. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $174,078,970 and $177,984,857, respectively.
The market value of futures contracts opened and closed during the period amounted to $51,510,690 and $57,117,861, respectively.
INSURED FUND. Purchases and sales of securities, other than short-term securities, aggregated $131,268,302 and $140,726,688, respectively.
The market value of futures contracts opened and closed during the period amounted to $18,461,497 and $18,863,035, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, Fidelity Management & Research Company (FMR) receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to
 .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee.
The annual individual fund fee rate is .25%. For the period, the management fees were equivalent to an annual rate of .40%, of average net assets for the income, insured and money market funds.
SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
DISTRIBUTION AND SERVICE PLAN. Pursuant to the Distribution and Service Plans (the Plans), and in accordance with Rule 12b-1 of the 1940 Act, FMR or the funds' distributor, Fidelity Distributors Corporation (FDC), an affiliate of FMR, may use their resources to pay administrative and promotional expenses related to the sale of each fund's shares. Subject to the approval of each Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of each fund's shares or render shareholder support services. FMR or FDC has informed the funds that payments made to third parties under the Plans amounted to $1,577 for the income fund and that no payments were made to third parties under the Plans during the period for the insured and money market funds.
TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the funds. UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses. For the period, FSC received transfer agent and accounting fees amounting to $514,937 and $173,496 for the income fund, $412,785 and $137,057 for the insured fund, and $1,529,734 and $131,819 for the money market fund, respectively.
For the period, the transfer agent fees were equivalent to annual rates of
 .13%, .13% and .19% of average net assets for the income, insured and money market funds, respectively.
Money market fund shareholders participating in the Fidelity Ultra Service Account(registered trademark) Program (the Program) pay a $5.00 monthly fee to Fidelity Brokerage Services, Inc.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT AND ACCOUNTING FEES - CONTINUED
(FBSI), an affiliate of FMR, for performing services associated with the Program. For the period, fees paid to FBSI by shareholders participating in the Program amounted to $79,305.
5. EXPENSE REDUCTIONS.
Each fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of each fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,897 and $1,414, $0 and $1,708, and $0 and $13,044 for the income, insured and money market funds, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity New York Municipal Trust and Fidelity New York Municipal Trust II and the Shareholders of Fidelity New York Municipal Income Fund (formerly Fidelity New York Tax-Free High Yield Portfolio), Fidelity New York Insured Municipal Income Fund (formerly Fidelity New York Tax-Free Insured Portfolio) and Fidelity New York Municipal Money Market Fund (formerly Fidelity New York Tax-Free Money Market Portfolio):
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New York Municipal Income Fund and Fidelity New York Insured Municipal Income Fund (funds of Fidelity New York Municipal Trust) and Fidelity New York Municipal Money Market Fund (a fund of Fidelity New York Municipal Trust II) at January 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity New York Municipal Trust and Fidelity New York Municipal Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
/s/PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP
Boston, Massachusetts
March 3, 1997
DISTRIBUTIONS


The Board of Trustees of Fidelity New York Insured Municipal Income Fund voted to pay on March 10, 1997, to shareholders of record at the opening of business on March 7, 1997, a distribution of $.01 per share derived from capital gains realized from sales of portfolio securities.
During fiscal year ended January 31, 1997, 100% of each fund's income dividends was free from federal income tax, and 2.5%, 1.2% and 19.6% of the income, insured and money market fund's income dividends was subject to the federal alternative minimum tax.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
  To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN
INVESTMENT
IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
100 Crosby Parkway - KP2C
Covington, KY 41015-4399
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research
Company
Boston, MA
INVESTMENT SUB-ADVISER,
MONEY MARKET FUND
FMR Texas Inc.
Irving, TX
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning, Jr., Vice President -
INCOME AND INSURED FUNDS
Sarah H. Zenoble, Vice President -
MONEY MARKET FUND
Norman Lind, Vice President -
INCOME AND INSURED FUNDS
Janice Bradburn, Vice President -
MONEY MARKET FUND
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Thomas D. Maher, Assistant
Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy * (dagger)
Gerald C. McDonough *
Thomas R. Williams *
* INDEPENDENT TRUSTEES
(dagger) MEMBER OF ADVISORY BOARD FOR FIDELITY
NEW YORK MUNICIPAL MONEY MARKET FUND
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
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 for the deaf and hearing impaired
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SM
 AUTOMATED LINE FOR QUICKEST SERVICE

SPARTAN(registered trademark)


(registered trademark)
NEW YORK
MUNICIPAL
FUNDS



ANNUAL REPORT
JANUARY 31, 1997
CHECK PAGE NUMBERS !!!

CONTENTS



PRESIDENT'S MESSAGE                                   3     NED JOHNSON ON INVESTING STRATEG
                                                            IES

SPARTAN NEW YORK MUNICIPAL INCOME FUND

                                                      4     PERFORMANCE

                                                      7     FUND TALK: THE MANAGER'S OVERVI
                                                            EW

                                                      10    INVESTMENT CHANGES

                                                      11    INVESTMENTS

                                                      17    FINANCIAL STATEMENTS

SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND

                                                      21    PERFORMANCE

                                                      25    FUND TALK: THE MANAGER'S OVERVI
                                                            EW

                                                      28    INVESTMENT CHANGES

                                                      29    INVESTMENTS

                                                      34    FINANCIAL STATEMENTS

SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

                                                      38    PERFORMANCE

                                                      40    FUND TALK: THE MANAGER'S OVERVI
                                                            EW

                                                      42    INVESTMENT CHANGES

                                                      43    INVESTMENTS

                                                      51    FINANCIAL STATEMENTS

NOTES                                                 55    NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT                                 58    THE AUDITORS' OPINION
ACCOUNTANTS

DISTRIBUTIONS                                         59



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED
FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY
AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES,
CALL
1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST
OR SEND
MONEY.
PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
As 1997 begins, the stock and bond markets generally have continued on the course they followed during the past year. Through January, stocks maintained their unprecedented climb, with the large companies still setting the pace. With low, stable interest rates, the bond market has tended to mirror its historical returns in the mid-single digits.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the more likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government. Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d
SPARTAN NEW YORK MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), and the effect of the $5 account closeout fee on an average sized account. You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.
 CUMULATIVE TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1997                PAST 1   PAST 5   LIFE OF
                                              YEAR     YEARS    FUND

Spartan New York Municipal Income             3.66%    42.76%   71.81%

Lehman Brothers New York 4 Plus Year          4.17%    n/a      n/a
 Municipal Bond Index

New York Municipal Debt Funds Average         2.62%    39.22%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance over a set period - in this case, one year, five years, or since the fund started on February 3, 1990. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers New York 4 Plus Year Municipal Bond Index - a total performance benchmark for New York investment-grade municipal bonds with maturities of at least four years. To measure how the fund's performance stacked up against its peers, you can compare it to the New York municipal debt funds average, which reflects the performance of 94 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past one year. Both benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
 AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1997                PAST 1   PAST 5   LIFE OF
                                              YEAR     YEARS    FUND

Spartan New York Municipal Income             3.66%    7.38%    8.04%

Lehman Brothers New York 4 Plus Year          4.17%    n/a      n/a
 Municipal Bond Index

New York Municipal Debt Funds Average         2.62%    6.83%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
 $10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960930 19961009 151627 S00000000000001
             Spartan NY Muni Inc         LB Muni Bond Index
             00421                       LB015
  1990/02/28      10000.00                    10000.00
  1990/03/31       9983.21                    10003.00
  1990/04/30       9811.79                     9930.58
  1990/05/31      10117.08                    10147.36
  1990/06/30      10261.57                    10236.56
  1990/07/31      10478.70                    10387.04
  1990/08/31      10253.35                    10236.22
  1990/09/30      10224.00                    10242.05
  1990/10/31      10276.00                    10427.84
  1990/11/30      10527.66                    10637.55
  1990/12/31      10549.02                    10683.82
  1991/01/31      10686.28                    10827.20
  1991/02/28      10746.11                    10921.39
  1991/03/31      10807.20                    10925.32
  1991/04/30      10977.12                    11070.63
  1991/05/31      11092.42                    11169.05
  1991/06/30      11110.44                    11157.99
  1991/07/31      11303.75                    11293.90
  1991/08/31      11499.52                    11442.64
  1991/09/30      11673.94                    11591.62
  1991/10/31      11804.45                    11695.94
  1991/11/30      11845.12                    11728.58
  1991/12/31      12068.11                    11980.27
  1992/01/31      11973.64                    12007.59
  1992/02/29      12012.18                    12011.43
  1992/03/31      12043.36                    12015.87
  1992/04/30      12188.20                    12122.81
  1992/05/31      12392.71                    12265.50
  1992/06/30      12664.89                    12471.31
  1992/07/31      13129.04                    12845.20
  1992/08/31      12946.42                    12719.96
  1992/09/30      12998.19                    12803.15
  1992/10/31      12730.57                    12677.30
  1992/11/30      13058.40                    12904.35
  1992/12/31      13209.77                    13036.10
  1993/01/31      13386.37                    13187.71
  1993/02/28      13961.65                    13664.71
  1993/03/31      13839.11                    13520.27
  1993/04/30      13978.32                    13656.69
  1993/05/31      14082.45                    13733.44
  1993/06/30      14323.29                    13962.66
  1993/07/31      14339.75                    13980.95
  1993/08/31      14647.26                    14272.03
  1993/09/30      14814.05                    14434.59
  1993/10/31      14805.45                    14462.45
  1993/11/30      14653.30                    14335.03
  1993/12/31      14980.16                    14637.65
  1994/01/31      15142.62                    14804.81
  1994/02/28      14713.05                    14421.36
  1994/03/31      13989.29                    13834.12
  1994/04/30      14030.97                    13951.44
  1994/05/31      14169.93                    14072.40
  1994/06/30      13991.10                    13986.41
  1994/07/31      14310.60                    14242.79
  1994/08/31      14394.76                    14292.07
  1994/09/30      14086.75                    14082.26
  1994/10/31      13751.76                    13832.16
  1994/11/30      13286.81                    13582.07
  1994/12/31      13732.43                    13881.01
  1995/01/31      14209.60                    14277.73
  1995/02/28      14679.96                    14692.93
  1995/03/31      14809.27                    14861.75
  1995/04/30      14847.12                    14879.29
  1995/05/31      15388.29                    15354.09
  1995/06/30      15232.70                    15220.51
  1995/07/31      15330.23                    15364.80
  1995/08/31      15563.55                    15559.62
  1995/09/30      15644.96                    15658.11
  1995/10/31      15910.47                    15885.78
  1995/11/30      16189.55                    16149.33
  1995/12/31      16359.64                    16304.52
  1996/01/31      16490.47                    16427.62
  1996/02/29      16342.13                    16316.74
  1996/03/31      16090.07                    16108.21
  1996/04/30      16066.33                    16062.62
  1996/05/31      16060.30                    16056.20
  1996/06/30      16254.66                    16231.05
  1996/07/31      16404.76                    16378.75
  1996/08/31      16366.21                    16374.82
  1996/09/30      16656.80                    16604.07
  1996/10/31      16840.68                    16791.86
  1996/11/30      17167.13                    17099.15
  1996/12/31      17068.01                    17027.33
  1997/01/31      17094.41                    17059.52
IMATRL PRASUN   SHR__CHT 19960930 19961009 151629 R00000000000123

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan New York Municipal Income Fund on February 28, 1990, shortly after the fund started. As the chart shows, by January 31, 1997, the value of the investment would have grown to $17,094 - a 70.94% increase on the initial investment. This assumes you still own the fund on January 31, 1997 and therefore does not include the effect of the $5 account closeout fee. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $17,060 - a 70.60% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
 TOTAL RETURN COMPONENTS
      YEARS ENDED JANUARY 31,

      1997                      1996   1995   1994   1993

Dividend returns  5.22% 5.97% 5.41% 5.91% 6.57%
Capital appreciation
 returns  -1.56% 10.08% -11.58%  7.20%  5.22%

Total returns  3.66% 16.05% -6.17% 13.11% 11.79%
TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested. Capital appreciation and total returns include the effect of the $5 account closeout fee on an average-sized account.
 DIVIDENDS AND YIELD

PERIODS ENDED JANUARY 31, 1997           PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      4.64(cents)   27.27(cents)   54.34(cents)

Annualized dividend rate                 5.18%         5.13%          5.19%

30-day annualized yield                  4.98%         -              -

30-day annualized tax-equivalent yield   8.72%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.55 over the past month, $10.54 over the past six months and $10.48 over the past year, you can compare the fund's income over these three periods. Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 42.86% combined effective 1997 federal, state and New York City income tax bracket, but does not reflect the payment of the Federal alternative minimum tax, if applicable.
SPARTAN NEW YORK MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Stable demand helped municipal
bonds perform better than their
investment-grade taxable
counterparts in the 12 months
ending January 31, 1997.
However, uncertainty over the
direction of the economy and
Federal Reserve Board monetary
policy affected all bonds. For the
period, the Lehman Brothers
Municipal Bond Index - a broad
measure of the municipal bond
market - had a total return of
3.85%. In comparison, the
Lehman Brothers Aggregate
Bond Index - a broad measure
of the performance of the U.S.
taxable bond market - returned
3.26%. New issue supply was
strong through most of the
period, but insurance companies
and individual investors helped
sustain demand. The diminishing
likelihood of significant tax reform
in the near future also helped
support the muni market. Like
most domestic bonds, munis
were affected by signs of strength
in the economy early in 1996.
Nevertheless, the market
conditions that supported the
muni market helped munis enter
the fall trading at expensive
levels relative to taxable
counterparts. However, demand
declined in October and munis
stalled because their rich
valuations made them less
attractive buy candidates, and
those investors who owned munis
sought to sell them to take profits.
Munis outperformed comparable
Treasuries in November and
December, but lagged in January.
From December on, munis and
the rest of the bond market
stalled as a result of conflicting
economic data and fears that
inflation might encourage the Fed
to raise short-term rates.
An interview with Norm Lind, Portfolio Manager of Spartan
New York Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the year ending January 31, 1997, the fund had a total return of 3.66%. That was better than the New York municipal debt funds average, as tracked by Lipper Analytical Services, which had a total return of 2.62%. The fund's benchmark - the Lehman Brothers New York 4 Plus Year Municipal Bond Index - had a total return of 4.17% over the same period.
Q. BONDS ISSUED BY NEW YORK CITY PLAYED AN IMPORTANT ROLE IN THE FUND'S PERFORMANCE DURING THE PERIOD. CAN YOU TELL US ABOUT THAT?
A. Sure. Uninsured intermediate-maturity bonds - those with maturities between five and 15 years - issued by New York City were among the best performers in the New York municipal market, and they were a key reason why the fund fared better than many of its competitors. Their strong performance was triggered, in part, by the strength of Wall Street and its contribution to New York City's rising revenues. Tightening credit spreads was another reason for the strong performance of uninsured New York City bonds. Credit spreads - which measure the difference in yields between bonds with various credit ratings - tightened throughout the year, and lower-quality bonds provided a smaller yield advantage over higher-quality bonds than they had previously.
Q. WHILE THE FUND BEAT THE AVERAGE FUND OF ITS TYPE, IT LAGGED ITS BENCHMARK. WHY WAS THAT?
A. The fund had a much lighter weighting in New York City bonds than its benchmark. These bonds comprise roughly one-quarter of the benchmark, while the fund had about 10% of its investments in them at the end of the period. As a general rule, I try to avoid having the fund's performance overly dependent on the fortunes of one issuer. That's one reason why I kept the fund's stake in New York City bonds low relative to the benchmark. I held off buying a lot of these bonds early on because I was worried that the city's budget process might prove to be difficult and because I thought their prices were relatively high. But in hindsight, I didn't build up the fund's stake in these bonds fast enough, and that was probably my biggest disappointment during this period.
Q. WERE THERE OTHER TYPES OF BONDS THAT BENEFITED FROM TIGHTER CREDIT
SPREADS?
A. State-appropriated bonds were another beneficiary of tighter credit spreads. As I've mentioned in previous reports, the supply of state-appropriated bonds varies a fair amount during the year, a function of the state's budgetary process. I bought some state-appropriated bonds in early 1996, correctly anticipating that supply would slow if the budget were delayed, thereby constraining the state's ability to issue new debt. Because of the lack of new issuance in the spring of 1996, state-appropriated bonds began to look relatively rich - or expensive compared to their historical value. So I sold some to take advantage of their high prices. Late in the year, supply normalized and state-appropriated bonds appeared to be selling below what I felt their real value should be. So I bought back some of these-high-yielding bonds at attractive prices. Both the early strong price performance of state-appropriated bonds and their high yields benefited the fund's performance.
Q. THE FUND HAS A FAIR AMOUNT OF NON-CALLABLE PREMIUM BONDS. WHAT ARE THE UPSIDE AND DOWNSIDE OF THESE BONDS?
A. First, the non-callability can provide the potential for price appreciation when interest rates fall because the bond can't be redeemed by its issuer before its stated maturity. Second, the premium - or above face value - price gives the bond DE MINIMIS protection. This protects the bond's gains from unfavorable tax treatment that can occur during particular market environments. In periods when the market is strong, non-callable premiums generally do well. In periods when the market is flat, these bonds are at somewhat of a disadvantage since their yield is not as high as other types of bonds.
Q. WHAT FACTORS DO YOU THINK WILL SHAPE THE NEW YORK MUNICIPAL MARKET IN THE COMING MONTHS?
A. From a supply and demand standpoint, municipals in general appear to be in pretty good shape, barring any unforeseen legislation that could negatively affect them. I don't expect to see a tremendous amount of supply, and what there is should be easily digested if demand remains firm. As far as munis issued in New York state go, I'll be monitoring the state budget process, among other things. Last year, workmen's compensation issues held up the budget. In 1997, the hold up could come from discussions on welfare reform and/or the bailout of Long Island Lighting Company. If that's the case, there may be less supply in the short term and New York securities may perform well.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income
exempt from federal, state
and New York City income
taxes by investing primarily in
longer-term, investment
grade New York municipal
securities
FUND NUMBER: 421
TRADING SYMBOL: FSNYX
START DATE: February 3, 1990
SIZE: as of January 31,
1997, more than $312 million
MANAGER: Norm Lind, since
1993; manager, various
Fidelity and Spartan
municipal income funds;
joined Fidelity in 1986
(checkmark)
NORM LIND ON MUNICIPAL BOND
INSURANCE AND ITS EFFECT ON
THE NEW YORK MUNI MARKET:
"Roughly one-third of all
new municipal bonds issued
in the state of New York carry
insurance, compared to 17%
at the beginning of the
decade. One implication of
this development is the
increasing difficulty for this
fund in finding additional yield.
Bonds that might naturally
carry an A-rating, an
Aa-rating or even Baa-rating
are being insured and
offer lower yields because
they are insured. In fact, the
high incidence of insurance
helps to explain why the
difference in yield between
higher- and lower-quality
bonds has narrowed over the
past year. Many
yield-hungry investors
gravitated toward securities
without insurance - such as
uninsured New York City
bonds - in order to find extra
income. In the process, they
sent some uninsured bond
yields closer to yields offered
by insured bonds. Even though
this situation has posed a
significant challenge, I look for
high-yielding opportunities
that might crop up as a
function of structure, demand
or other factors."
SPARTAN NEW YORK MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF JANUARY 31, 1997
                         % OF FUND'S    % OF FUND'S INVESTMENT
                         INVESTMENTS    S
                                        IN THESE SECTORS
                                        6 MONTHS AGO

General Obligation       36.4           34.2

Transportation           15.4           17.6

Industrial Development   14.1           13.1

Special Tax              12.8           12.1

Water & Sewer            7.0            7.1

AVERAGE YEARS TO MATURITY AS OF JANUARY 31, 1997
               6 MONTHS AGO

Years   14.5   15.0

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF JANUARY 31, 1997
              6 MONTHS AGO

Years   7.7   8.1

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF JANUARY 31, 1997 AS OF JULY 31, 1996
Aaa 26.2%
Aa, A 34.8%
Baa 37.4%
Ba, B 0.0%
Non-rated 0.0%
Short-term
investments 1.6%
Aaa 26.7%
Aa, A 34.6%
Baa 36.6%
Ba, B 0.0%
Non-rated 0.0%
Short-term
investments 2.1%
Row: 1, Col: 1, Value: 25.7
Row: 1, Col: 2, Value: 34.3
Row: 1, Col: 3, Value: 37.5
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 2.5
Row: 1, Col: 1, Value: 28.2
Row: 1, Col: 2, Value: 34.0
Row: 1, Col: 3, Value: 34.8
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 3.0
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.
SPARTAN NEW YORK MUNICIPAL INCOME FUND

INVESTMENTS JANUARY 31, 1997
Showing Percentage of Total Value of Investments in Securities


MUNICIPAL BONDS - 98.4%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - 91.0%
Franklin County Ctfs. of Prtn.
(Court House Redev. Proj.) 8.125% 8/1/06  BBB- $ 1,930,000 $ 2,103,700
Monroe County Pub. Impt.:
 6.10% 3/1/04 (MBIA Insured)  Aaa  3,300,000  3,522,750
 6.50% 6/1/04  Aa  1,310,000  1,445,913
Monroe County Gen. Oblig. 6% 6/1/06  Aa  1,000,000  1,082,500
Nassau County Gen. Oblig.:
 Rfdg. Series A, 6.50% 5/1/07
 (FGIC Insured)  Aaa  4,000,000  4,450,000
 Series P, 6.30% 11/1/00 (FGIC Insured)  Aaa  2,670,000  2,843,550
 Series R, 5.125% 11/1/05 (FGIC Insured)  Aaa  2,565,000  2,606,681
New York City Gen. Oblig.:
 Rfdg.:
  Series A, 7% 8/1/04  Baa1  5,000,000  5,468,750
  Series B, 5.70% 8/15/02  Baa1  1,165,000  1,195,581
 Series A, 8% 8/15/21 (Pre-Refunded to
 8/15/01 @ 101.50) (d)  Aaa  2,485,000  2,867,069
 Series B:
  7.50% 2/1/02  Baa1  1,000,000  1,102,500
  7.50% 2/1/03  Baa1  5,000,000  5,525,000
  7.50% 2/1/06  Baa1  5,000,000  5,450,000
  7.50% 2/1/07  Baa1  5,500,000  6,118,750
 Series H:
  7% 2/1/05 (Pre-Refunded
  to 2/1/02 @ 101.50) (d)  Aaa  90,000  100,800
  7% 2/1/05  Baa1  3,410,000  3,670,013
New York City Ind. Dev. Agcy. Ind. Dev. Rev.
(Japan Airlines Co. Ltd. Proj.) Series 91,
6% 11/1/15 (FSA Insured)
LOC Morgan Guaranty Trust Co. (b)  Aaa  1,000,000  1,026,250
New York City Ind. Dev. Agcy. Spl. Facs. Rev.:
 (American Airlines, Inc. Proj.):
  Series 1990, 8% 7/1/20 (b)  Baa2  4,325,000  4,595,313
  6.90% 8/1/24 (b)  Baa2  2,000,000  2,160,000
 (Terminal One Group Assoc. Proj.) 6% 1/1/15  A  15,560,000   15,482,200
New York City Muni. Assistance Corp. Rfdg.:
 Series D, 6% 7/1/05 (AMBAC Insured)  Aaa  3,000,000  3,251,250
 6% 7/1/04  Aa  4,835,000  5,221,800
 6% 7/1/05  Aa  4,215,000  4,562,738
 6% 7/1/06  Aa  1,000,000  1,082,500
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Muni. Wtr. Fin. Auth.
Wtr. & Swr. Sys. Rev.:
  Rfdg. Series A, 5.50% 6/15/20  A $ 2,320,000 $ 2,157,600
  Series B, 5.875% 6/15/26  A  6,130,000  6,061,038
New York  Metropolitan Trans. Auth. Facs. Rev.:
 Series A:
  6% 7/1/16 (FSA Insured)  Aaa  1,000,000  1,033,750
  6.10% 7/1/21 (FSA Insured)  Aaa  5,490,000  5,695,875
New York Metropolitan Trans. Auth. Svc. Contract
Trans. Facs. Rfdg. Series 7:
  5.45% 7/1/07  Baa1  3,230,000  3,197,700
  0% 7/1/10  Baa1  9,500,000  4,393,750
New York State Dorm. Auth. Lease Rev.,
 Rfdg. Series A:
   6% 7/1/04 (AMBAC Insured)  Aaa  5,225,000  5,616,875
  6% 7/1/05 (AMBAC Insured)  Aaa  1,240,000  1,334,550
New York State Dorm. Auth. Rev.:
 Rfdg. (State Univ. Edl. Facs.):
  Series A:
    6.50% 5/15/05  Baa1  2,480,000  2,666,000
    6.50% 5/15/06  Baa1  1,900,000  2,042,500
    5.50% 5/15/10  Baa1  2,375,000  2,345,313
    5.25% 5/15/15  Baa1  7,850,000  7,310,313
    6% 5/15/16  Baa1  3,000,000  2,992,500
    5.875% 5/15/17  Baa1  1,450,000  1,444,563
    6% 5/15/25  Baa1  2,725,000  2,701,156
  Series B:
    5.25% 5/15/09  Baa1  2,475,000  2,379,094
    5.25% 5/15/10  Baa1  2,290,000  2,206,988
    7.50% 5/15/11  Baa1  2,000,000  2,340,000
 (City Univ. Sys.) Series C, 7.50% 7/1/10  Baa1  4,000,000  4,680,000
 (Consolidated City Univ. Sys.) 5.75% 7/1/09  Baa1  5,000,000  5,012,500
 (Strong Memorial Hospital) 5.10% 7/1/04  A1  1,470,000  1,488,375
 5.50% 5/15/26  Baa1  1,000,000  928,750
New York State Energy Research & Dev. Auth.
Gas Facs. Rev. (Brooklyn Union Gas):
  Series A, 3.66% 7/1/26 (b)  A1  3,500,000  3,500,000
  8.82% 4/1/20 INFL (e)  A1  3,500,000  3,850,000
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Envir. Facs. Corp. Poll. Cont. Rev.
(State Wtr. Revolving Fund):
  Series A:
   6.80% 6/15/01  Aa $ 4,000,000 $ 4,360,000
   7% 6/15/12  Aa  1,000,000  1,096,250
  Series D:
   5.90% 5/15/01  Aaa  1,000,000  1,057,500
   6.10% 5/15/03  Aaa  2,240,000  2,424,800
   6.20% 11/15/04  Aaa  1,250,000  1,373,438
New York State Envir. Facs. Corp. Resource
Recovery Rev. (Huntington Proj.) Series A,
7.50% 10/1/12 (b)  Baa  12,500,000   13,140,625
New York State Local Gov't. Assistance Corp.:
 Rfdg.:
  Series C, 5.50% 4/1/17  A  3,275,000  3,225,875
  Series E, 5.25% 4/1/16  A  11,100,000   10,614,375
 Series A, 5.80% 4/1/10  A  2,000,000  2,052,500
 Series B, 6% 4/1/18  A  5,595,000  5,650,950
New York State Mtg. Agcy. Rev.
(Homeowner Mtg.) (b):
  Series HH-3, 7.95% 4/1/22  Aa  2,500,000  2,643,750
  Series SS, 7.95% 10/1/22  Aa  2,505,000  2,658,431
  Series 60, 6.05% 4/1/26  Aa  2,200,000  2,194,500
  5.50% 4/1/19 (AMBAC Insured)  Aaa  1,400,000  1,328,250
New York State Pwr. Auth. Rev. & Gen. Purp. Rfdg.
Series CC, 5.125% 1/1/11 (FGIC Insured)  Aaa  7,000,000  6,930,000
New York State Thruway Auth. Svc. Contract Rev.
(Local Hwy. & Bridge):
   7.25% 1/1/10 (Pre-Refunded to
  1/1/01 @ 102) (d)  Baa1  2,500,000  2,781,250
   5.75% 4/1/16  Baa1  3,070,000  3,004,763
New York State Tollway Auth. (Hwy. & Bridge
Trust Fund):
 Series A:
  6% 4/1/00 (AMBAC Insured)  Aaa  2,000,000  2,100,000
  6.25% 4/1/04 (MBIA Insured)  Aaa  1,750,000  1,911,875
 Series B, 6% 4/1/04 (MBIA Insured)  Aaa  6,900,000  7,434,750
New York State Urban Dev. Corp. Rev.
(Correctional Cap. Facs.) Series 6,
5.375% 1/1/15  Baa1  1,750,000  1,647,188
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Onondaga County Ind. Dev. Agy. Rev.
(Bristol-Meyers Squibb Co. Proj.)
5.75% 3/1/24 (b)  Aaa $ 6,170,000 $ 6,177,713
Oyster Bay Pub. Impt. Rfdg. 5.50% 2/15/06  Aa  1,555,000  1,611,369
Suffolk County Ind. Dev. Agcy. Rev.
(Dowling College) 8.25% 12/1/20
(Pre-Refunded to 12/1/00 @ 102) (d)  BBB  965,000  1,108,544
Suffolk County Southwest Swr. Dist. Rfdg.
6% 2/1/04 (MBIA Insured)  Aaa  4,570,000  4,918,463
Suffolk County Wtr. Auth.Wtrwks. Rev. Rfdg.
 6% 6/1/17 (MBIA Insured)  Aaa  3,060,000  3,258,900
Triborough Bridge & Tunnel Auth. Rev.:
 Rfdg.:
  Series B, 6% 1/1/03  Aa  1,250,000  1,343,750
   Series Y:
   6% 1/1/12  Aa  7,600,000  8,065,500
   5.50% 1/1/17  Aa  2,700,000  2,700,000
 (Convention Ctr. Proj.) Series E:
  7.25% 1/1/10  Baa1  6,170,000  7,041,513
  6% 1/1/11  Baa1  1,500,000  1,533,750
   281,705,370
NEW YORK & NEW JERSEY - 6.9%
New York & New Jersey Port Auth.:
 Consolidated:
  76th Series, 6.50% 11/1/26 (b)  A1  3,000,000  3,138,750
  85th Series:
   5.20% 9/1/16  A1  2,000,000  1,925,000
    5.20% 9/1/18  A1  1,675,000  1,599,625
   5.375% 3/1/28  A1  7,000,000  6,763,750
  99th Series, 7% 11/1/04 (FGIC Insured) (b)  Aaa  5,040,000  5,745,600
  Series 104-3rd, 4.75% 1/15/26
  (AMBAC Insured)  Aaa  2,420,000  2,102,368
   21,275,093
PUERTO RICO - 0.5%
Puerto Rico Infrastructure Fing. Auth. Spl. Tax
Series 1988 A, 7.75% 7/1/08  Baa1  1,500,000  1,590,000
TOTAL MUNICIPAL BONDS
(Cost $295,169,836)   304,570,463
MUNICIPAL NOTES (A) - 1.6%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - 1.6%
Chautauqua County Ind. Dev. Agcy. Ind. Dev. Rev.
(Busch Industries, Inc. Proj.) Series 84,
4.15%, LOC Mellon Bank NA, VRDN  - $ 900,000 $ 900,000
New York State Energy Research & Dev. Auth.
Poll. Cont. Rev. (Niagara Mohawk
 Pwr. Corp.) VRDN:
  Series 1985 C, 3.60%,
  LOC Mitsubishi Trust & Banking  P-1  1,200,000  1,200,000
  Series 1986 A, 3.75%,
  LOC Citibank (b)  P-1  600,000  600,000
  Series 1987 B, 3.75%,
  LOC Morgan Guaranty Trust Co. (b)  P-1+  1,200,000  1,200,000
  Series 1988 A, 3.75%,
  LOC Morgan Guaranty Trust Co. (b)  P-1+  900,000  900,000
TOTAL MUNICIPAL NOTES
(Cost $4,800,000)   4,800,000
TOTAL INVESTMENTS - 100%
(Cost $299,969,836) $ 309,370,463
SECURITY TYPE ABBREVIATIONS
INFL - Inverse Floating Rate Security
VRDN - Variable Rate Demand Notes
LEGEND
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(g) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(h)  Security collateralized by an amount sufficient to pay interest and principal.
(i) Coupon is inversely indexed to a floating interest rate. The price will be more volatile than the price of a comparable fixed rate security. The rate shown is the rate at period end.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 61.0% AAA, AA, A 57.1%
Baa 36.4% BBB  32.0%
Ba 0.0% BB  2.2%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by either S&P or Moody's amounted to 0.0%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  36.4%
Transportation  15.4
Industrial Developement  14.1
Special Tax  12.8
Water and Sewer   7.0
Electric Revenue  5.5
Others (individually less than 5%)   8.8
TOTAL  100.0%
INCOME TAX INFORMATION
At January 31, 1997, the aggregate cost of investment securities for income tax purposes was $300,486,555. Net unrealized appreciation (depreciation) aggregated $8,883,908 of which $10,013,490 related to appreciated investment securities and $1,129,582 related to depreciated investment securities.
At January 31,1997, the fund had a capital loss carryforward of approximately $7,842,000 which will expire on January 31, 2004.
At January 31, 1997, the fund was required to defer approximately $181,362 of losses on futures contracts.
SPARTAN NEW YORK MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JANUARY 31, 1997

ASSETS

Investment in securities, at value (cost $299,969,836) -               $ 309,370,463
See accompanying schedule

Interest receivable                                                     4,413,263

Receivable for fund shares sold                                         236,670

Receivable for daily variation on futures contracts                     19,305

 TOTAL ASSETS                                                           314,039,701

LIABILITIES

Payable to custodian bank                                   $ 16,800

Payable for fund shares redeemed                             712,108

Distributions payable                                        250,333

Accrued management fee                                       145,081

Other payables and accrued expenses                          3,817

 TOTAL LIABILITIES                                                      1,128,139

NET ASSETS                                                             $ 312,911,562

Net Assets consist of:

Paid in capital                                                        $ 312,035,750

Accumulated undistributed net realized gain (loss)                      (8,524,815)
on investments

Net unrealized appreciation (depreciation)                              9,400,627
on investments

NET ASSETS, for 29,552,371 shares outstanding                          $ 312,911,562

NET ASSET VALUE, offering price and redemption price per                $10.59
share ($312,911,562 (divided by) 29,552,371 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED JANUARY 31, 1997

INTEREST INCOME                                                           $ 17,844,190

EXPENSES

Management fee                                             $ 1,712,344

Non-interested trustees' compensation                       4,348

 Total expenses before reductions                           1,716,692

 Expense reductions                                         (26,716)       1,689,976

NET INTEREST INCOME                                                        16,154,214

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      925,585

 Futures contracts                                          (227,218)      698,367

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                      (6,007,799)

 Futures contracts                                          (7,677)        (6,015,476)

NET GAIN (LOSS)                                                            (5,317,109)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                           $ 10,837,105
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED      YEAR ENDED
                                                         JANUARY 31,     JANUARY 31,
                                                         1997            1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 16,154,214    $ 16,823,675
Net interest income

 Net realized gain (loss)                                 698,367         367,447

 Change in net unrealized appreciation (depreciation)     (6,015,476)     29,786,657

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          10,837,105      46,977,779
FROM OPERATIONS

Distributions to shareholders                             (16,154,214)    (17,006,346)
From net interest income

 From net realized gain                                   (59,094)        -

 TOTAL DISTRIBUTIONS                                      (16,213,308)    (17,006,346)

Share transactions                                        38,102,667      45,657,560
Net proceeds from sales of shares

 Reinvestment of distributions                            13,289,653      14,016,045

 Cost of shares redeemed                                  (60,820,541)    (57,063,043)

 Redemption fees                                          18,279          10,681

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          (9,409,942)     2,621,243
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 (14,786,145)    32,592,676

NET ASSETS

 Beginning of period                                      327,697,707     295,105,031

 End of period                                           $ 312,911,562   $ 327,697,707

OTHER INFORMATION
Shares

 Sold                                                     3,631,818       4,435,483

 Issued in reinvestment of distributions                  1,267,326       1,350,510

 Redeemed                                                 (5,802,803)     (5,514,764)

 Net increase (decrease)                                  (903,659)       271,229



FINANCIAL HIGHLIGHTS
      YEARS ENDED JANUARY 31,                     NINE MONTHS
                                                  ENDED
                                                  JANUARY 31,


                                   1997        1996        1995        1994 E      1993

SELECTED PER-SHARE DATA

Net asset value, beginning         $ 10.760    $ 9.780     $ 11.380    $ 10.890    $ 10.480
of period

Income from Investment              .543        .549        .607        .622        .491
Operations
Net interest income

 Net realized and unrealized        (.169)      .986        (1.322)     .768        .518
 gain (loss)

 Total from investment              .374        1.535       (.715)      1.390       1.009
operations

Less Distributions

 From net interest income           (.543)      (.555) F    (.607)      (.622)      (.491)

 From net realized gain             (.002)      -           (.160)      (.280)      (.110)

 In excess of net realized gain     -           -           (.120)      -           -

 Total distributions                (.545)      (.555)      (.887)      (.902)      (.601)

Redemption fees added to paid       .001        .000        .002        .002        .002
in capital

Net asset value, end of period     $ 10.590    $ 10.760    $ 9.780     $ 11.380    $ 10.890

TOTAL RETURN B                      3.66%       16.05%      (6.16)      13.12%      9.83%
                                                           %

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period          $ 312,912   $ 327,698   $ 295,105   $ 446,030   $ 366,840
(000 omitted)

Ratio of expenses to average        .55%        .55%        .55%        .55%        .48% A,
net assets                                                                          C

Ratio of expenses to average        .54%        .54%        .55%        .55%        .48% A
net assets after expense           D           D
reductions

Ratio of net interest income to     5.18%       5.30%       5.98%       5.49%       6.03% A
average net assets

Portfolio turnover rate             39%         82%         38%         50%         35% A


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E EFFECTIVE FEBRUARY 1, 1994, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INTEREST INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value), and the effect of the $5 account closeout fee on an average sized account. You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses during the periods shown, the total returns and dividends would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1997                             PAST 1   LIFE OF
                                                           YEAR     FUND

Spartan New York Intermediate Municipal Inco               3.26%    14.30%
me

Lehman Brothers New York 1-17 Year                         4.39%    n/a
 Municipal Bond Index

New York Intermediate Municipal Debt                       2.82%    n/a
 Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance over a set period - in this case, one year or since the fund started on December 29, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers New York 1-17 Year Municipal Bond Index, which is a total return performance benchmark for New York investment-grade municipal bonds with maturities between one and 17 years. To measure how the fund's performance stacked up against its peers, you can also compare it to the New York intermediate municipal debt funds average, which reflects the performance of 22 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past one year. Both benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1997                             PAST 1   LIFE OF
                                                           YEAR     FUND

Spartan New York Intermediate Municipal Inco               3.26%    4.41%
me

Lehman Brothers New York 1-17 Year                         4.39%    n/a
 Municipal Bond Index

New York Intermediate Municipal Debt                       2.82%    n/a
 Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
 $10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19960930 19961009 151627 S00000000000001
             Spartan NY Int Med          LB Muni Bond Index
             00431                       LB015
  1993/12/31      10000.00                    10000.00
  1994/01/31      10110.96                    10114.20
  1994/02/28       9874.47                     9852.24
  1994/03/31       9490.81                     9451.06
  1994/04/30       9590.31                     9531.20
  1994/05/31       9711.74                     9613.84
  1994/06/30       9671.17                     9555.10
  1994/07/31       9815.93                     9730.24
  1994/08/31       9837.50                     9763.91
  1994/09/30       9692.01                     9620.58
  1994/10/31       9538.05                     9449.71
  1994/11/30       9393.15                     9278.86
  1994/12/31       9574.33                     9483.09
  1995/01/31       9786.16                     9754.12
  1995/02/28      10014.76                    10037.77
  1995/03/31      10141.74                    10153.10
  1995/04/30      10141.88                    10165.08
  1995/05/31      10343.94                    10489.45
  1995/06/30      10287.06                    10398.19
  1995/07/31      10405.71                    10496.77
  1995/08/31      10525.03                    10629.87
  1995/09/30      10598.73                    10697.15
  1995/10/31      10728.92                    10852.69
  1995/11/30      10869.75                    11032.74
  1995/12/31      10956.93                    11138.76
  1996/01/31      11056.82                    11222.86
  1996/02/29      10997.40                    11147.10
  1996/03/31      10885.58                    11004.64
  1996/04/30      10848.66                    10973.50
  1996/05/31      10835.58                    10969.11
  1996/06/30      10932.80                    11088.57
  1996/07/31      11008.77                    11189.47
  1996/08/31      10994.89                    11186.79
  1996/09/30      11115.90                    11343.40
  1996/10/31      11228.38                    11471.69
  1996/11/30      11419.87                    11681.63
  1996/12/31      11383.89                    11632.56
  1997/01/31      11417.63                    11654.55
IMATRL PRASUN   SHR__CHT 19960930 19961009 151629 R00000000000123




$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan New York Intermediate Municipal Income Fund on December 31, 1993, shortly after the fund started. As the chart shows, by January 31, 1997, the value of the investment would have grown to $11,418 - a 14.18% increase on the initial investment. This assumes you still own the fund on January 31, 1997 and therefore does not include the effect of the $5 account closeout fee. For comparison, look at how the Lehman Brothers Municipal Bond Index, which reflects the performance of the investment-grade municipal bond market, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $11,655 - a 16.55% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return, and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can
ride out the market's ups and
downs, you may have a gain.
(checkmark)
 TOTAL RETURN COMPONENTS
      YEARS ENDED JANUARY 31,                 DECEMBER 29, 1993
                                              (COMMENCEMENT
                                              OF OPERATIONS) TO
                                              JANUARY 31,

      1997                      1996   1995   1994

Dividend returns 4.67% 5.34% 4.82% 0.33%

Capital appreciation
 returns -1.41%  7.64% -8.05% 0.88%

Total returns 3.26% 12.98% -3.23% 1.21%
TOTAL RETURN COMPONENTS include both dividend returns and capital appreciation returns. A dividend return reflects the actual dividends paid by the fund. A capital appreciation return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains paid by the fund are reinvested. Capital appreciation and total returns include the effect of the $5 account closeout fee on an average-sized account.
 DIVIDENDS AND YIELD

PERIODS ENDED JANUARY 31, 1997           PAST          PAST 6         PAST 1
                                         MONTH         MONTHS         YEAR

Dividends per share                      3.92(cents)   22.74(cents)   45.22(cents)

Annualized dividend rate                 4.70%         4.61%          4.63%

30-day annualized yield                  4.63%         -              -

30-day annualized tax-equivalent yield   8.10%         -              -


DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.82 over the past month, $9.79 over the past six months, and $9.76 over the past year, you can compare the fund's income over these three periods. Dividends per share show the income paid by the fund for a set period of time and do not reflect any tax reclassifications. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 42.86% combined effective 1997 federal, state and New York City income tax bracket, but does not reflect payment of the Federal alternative minimum tax, if applicable.
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
Stable demand helped municipal
bonds perform better than their
investment-grade taxable
counterparts in the 12 months
ending January 31, 1997.
However, uncertainty over the
direction of the economy and
Federal Reserve Board monetary
policy affected all bonds. For the
period, the Lehman Brothers
Municipal Bond Index - a broad
measure of the municipal bond
market - had a total return of
3.85%. In comparison, the
Lehman Brothers Aggregate
Bond Index - a broad measure
of the performance of the U.S.
taxable bond market - returned
3.26%. New issue supply was
strong through most of the
period, but insurance companies
and individual investors helped
sustain demand. The diminishing
likelihood of significant tax reform
in the near future also helped
support the muni market. Like
most domestic bonds, munis
were affected by signs of strength
in the economy early in 1996.
Nevertheless, the market
conditions that supported the
muni market helped munis enter
the fall trading at expensive
levels relative to taxable
counterparts. However, demand
declined in October and munis
stalled because their rich
valuations made them less
attractive buy candidates, and
those investors who owned munis
sought to sell them to take profits.
Munis outperformed comparable
Treasuries in November and
December, but lagged in January.
From December on, munis and
the rest of the bond market
stalled as a result of conflicting
economic data and fears that
inflation might encourage the Fed
to raise short-term rates.
An interview with Norman Lind, Portfolio Manager of Spartan New York Intermediate Municipal Income Fund
Q. HOW DID THE FUND PERFORM, NORM?
A. For the 12 months ending January 31, 1997, the fund returned 3.26%. That beat the New York intermediate municipal debt funds average, as tracked by Lipper Analytical Services, which had a total return of 2.82%. The Lehman Brothers New York 1-17 Year Municipal Bond Index had a total return of 4.39% over the same period.
Q. WHAT WERE THE KEY REASONS WHY THE FUND PERFORMED WELL RELATIVE TO THE AVERAGE FUND OF ITS TYPE?
A. I think that one of the most important keys to the fund's better-than-average performance was its stake in intermediate-maturity New York City bonds. Rising revenue collections at the city level - thanks in part to the strength of Wall Street firms - caused investors to bid up the prices of many New York City bonds. The price improvement was most evident with intermediate-maturity bonds - those with maturities between five and 15 years. They benefited more than longer-term bonds because longer-maturity bonds seemed to reflect investors' concern about the future. Another factor that helped New York City bonds in general was that credit spreads - which measure the difference in yields between bonds with various credit ratings - tightened throughout the year, and lower-quality bonds provided a smaller yield advantage over higher-quality bonds than they had previously.
Q. WHAT CAUSED THE FUND TO LAG ITS BENCHMARK - THE LEHMAN BROTHERS NEW YORK 1-17 YEAR INDEX?
A. The fund had a smaller weighting than its benchmark in New York City bonds, which were among the New York municipal's market best performers during the year. In retrospect, it would have helped the fund's performance to have weighted the portfolio more heavily in the city's bonds. But because I had concerns about how the state's difficulty in passing a budget might negatively affect the city's bonds, I was reluctant to take too large a stake in the city's debt early on. But even so, I avoided building the fund's New York City holdings to an index weighting because I didn't want to make the fund's performance overly dependent on one type of bonds.
Q. ARE THERE OTHER FACTORS THAT YOU CAN POINT TO THAT EXPLAIN THE FUND'S PERFORMANCE?
A. Yes. As I mentioned in the report to shareholders six months ago, the fund's investments in New York Local Government Assistance Corporation - LGAC - bonds helped the fund's performance. LGAC is a financing authority that has reached the end of its financing program, and this helped its bonds to gain more popularity with investors. Additionally, the fund's structure played an important role. Throughout the year, the fund was heavily weighted in non-callable bonds. The non-callability can provide upside potential, since the bond can't be redeemed by the issuer when rates fall - much as they did in the late summer and fall of 1996.
Q. DID YOU CHANGE THE WAY THE FUND WAS ALLOCATED AMONG VARIOUS SECTORS OF THE MUNICIPAL MARKET SINCE THE LAST REPORT SIX MONTHS AGO?
A. Not really. That's because the fund specializes in municipal bonds with intermediate maturities, and its sector allocation is a secondary concern. Rather, I believe I add more value by trying to take advantage of price inefficiencies along the intermediate portion of the yield curve. Therefore, I look for bonds that are undervalued relative to those of other maturities or that have investment characteristics that make them well-suited for a particular bond environment.
Q. LOOKING AHEAD, NORM, WHAT DO YOU SEE ON THE HORIZON FOR THE MUNICIPAL MARKET IN GENERAL AND THE NEW YORK MUNICIPAL MARKET IN PARTICULAR?
A. From a supply and demand standpoint, municipals in general appear to be in pretty good shape, barring any unforeseen legislation that could negatively affect them. I don't expect to see a tremendous amount of supply, and what there is should be easily digested if demand remains firm. As far as munis issued in New York state go, I'll be monitoring the state budget process, among other things. Last year, workmen's compensation issues held up the budget. In 1997, the holdup could come from discussions on welfare reform and/or the bailout of Long Island Lighting Company. If that's the case, there may be less supply in the short term and New York bonds may perform well.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high current income
exempt from federal, state
and New York City income
taxes by investing primarily
in investment grade New
York municipal securities
FUND NUMBER: 431
TRADING SYMBOL: FSNMX
START DATE: December 29,
1993
SIZE: as of January 31,
1997, more than $56 million
MANAGER: Norm Lind, since
1995; manager, various
Fidelity and Spartan municipal
income funds; joined Fidelity
in 1986
(checkmark)
NORM LIND ON MUNICIPAL BOND
INSURANCE AND ITS EFFECT ON THE
NEW YORK MUNI MARKET:
"Roughly one-third of all
new municipal bonds issued
in the state of New York carry
insurance, compared to17%
at the beginning of the
decade. One implication of
this development is the
increasing difficulty for this
fund in finding additional yield.
Bonds that might otherwise
carry an A-rating, an
Aa-rating or even Baa-rating
were they not insured
offer lower yields simply
because they are insured. In
fact, the high incidence of
insurance helps to explain
why the difference between
higher- and lower-quality
bonds has narrowed over the
past year. Many yield-hungry
investors gravitated toward
securities without insurance
- such as uninsured New York
City bonds - in order to find
extra income. In the process,
they sent some uninsured bond
yields closer to yields offered by
insured bonds. Even though this
situation has posed a significant
challenge, I look for
high-yielding opportunities
that might crop up as a
function of structure, demand
or other factors."
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND

INVESTMENT CHANGES


TOP FIVE SECTORS AS OF JANUARY 31, 1997
                     % OF FUND'S    % OF FUND'S INVESTMENT
                     INVESTMENTS    S
                                    IN THESE SECTORS
                                    6 MONTHS AGO

General Obligation   32.6           32.5

Water & Sewer        14.3           15.7

Education            13.1           9.6

Special Tax          10.5           11.0

Electric Revenue     6.9            3.4

AVERAGE YEARS TO MATURITY AS OF JANUARY 31, 1997
              6 MONTHS AGO

Years   8.2   8.5

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY DOLLAR AMOUNT.
DURATION AS OF JANUARY 31, 1997
              6 MONTHS AGO

Years   5.8   5.9

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
QUALITY DIVERSIFICATION (MOODY'S RATINGS)
AS OF JANUARY 31, 1997 AS OF JULY 31, 1996
Aaa 34.8%
Aa, A 27.8%
Baa 30.6%
Ba, B 0.0%
Non-rated 0.0%
Short-term
investments 6.8%
Row: 1, Col: 1, Value: 34.8
Row: 1, Col: 2, Value: 27.8
Row: 1, Col: 3, Value: 30.6
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 6.8
Aaa 40.2%
Aa, A 30.6%
Baa 22.5%
Ba, B 0.0%
Non-rated 0.0%
Short-term
investments 6.7%
Row: 1, Col: 1, Value: 46.4
Row: 1, Col: 2, Value: 27.7
Row: 1, Col: 3, Value: 19.6
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 6.3
SHOWN AS A PERCENTAGE OF THE FUND'S INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS.
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND

INVESTMENTS JANUARY 31, 1997
Showing Percentage of Total Value of Investments in Securities


MUNICIPAL BONDS - 93.2%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - 92.2%
Babylon Waste Facs. 9% 8/1/09 (FGIC Insured) Aaa $ 350,000 $ 467,250 Canandaigua School Dist. Rfdg.
5.25% 6/1/07 (AMBAC Insured)  Aaa  515,000  530,450
Hempstead Ind. Dev. Agcy. Resource
Recovery Rev. (American Ref. - Fuel Co.)
7.375% 12/1/05  Baa1  2,230,000  2,294,402
Monroe County Gen. Oblig. 6.50% 6/1/04  Aa  1,000,000  1,103,750
Monroe County Pub. Impt. Unltd. Tax 5% 6/1/07
(AMBAC Insured)  Aaa  1,500,000  1,494,375
Nassau County Combined Swr. Dist. Rfdg.
Series E, 5.30% 7/1/07 (MBIA Insured)  Aaa  350,000  356,125
New York City Gen. Oblig.:
 Rfdg.:
  Series A, 6.25% 8/1/08  Baa1  1,000,000  1,032,500
  Series B, 6.20% 8/15/06  Baa1  945,000  982,800
  Series C, 5.70% 8/15/02  Baa1  1,310,000  1,344,388
  Series E, 6.50% 2/15/06  Baa1  1,000,000  1,062,500
 Series D, 5.75% 2/15/08  Baa1  1,000,000  991,250
New York City Ind. Dev. Agcy. Civic Facs. Rev.
(USTA Nat'l. Tennis Ctr. Proj.)
6.40% 11/15/08 (FSA Insured)  Aaa  1,000,000  1,106,250
New York City Ind. Dev. Agcy. Ind. Dev. Rev.
(Japan Airlines Co. Ltd. Proj.) Series 91,
6% 11/1/15 (FSA Insured)
LOC Morgan Guaranty Trust Co. (b)  Aaa  100,000  102,625
New York City Ind. Dev. Agcy. Split Facs. Rev.
(Terminal One Group Assoc. Proj.)
5.70% 1/1/04 (b)  A  1,500,000  1,546,875
New York City Ind. Dev. Agcy. Split. Facs. Rev.
(Terminal One Group Assoc. Proj.)
6% 1/1/08 (b)  A  500,000  515,625
New York City Muni. Assistance Corp.
Series D, 6% 7/1/05 (AMBAC Insured)  Aaa  2,000,000  2,167,500
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr.
Sys. Rev. Series B, 5.375% 6/15/07
(AMBAC Insured)  Aaa  500,000  510,625
New York Metropolitan Trans. Auth. Svc.
Contract Rfdg. (Transit Facs.) Series 5,
6.90% 7/1/05  Baa1  1,500,000  1,608,750
New York State Gen. Oblig. Crossover Rfdg.
7.50% 11/15/00  A  1,000,000  1,098,750
New York State Ctfs. of Prtn.
6.70% 9/1/97  Baa1  1,110,000  1,124,597
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Dorm. Auth. Lease Rev. Rfdg.
(State Univ. Dorm. Facs.) Series A,
6% 7/1/03 (AMBAC Insured)  Aaa $ 500,000 $ 536,250
New York State Dorm. Auth. Rev.:
 Rfdg.:
  (New York City Univ.) 5.70% 7/1/05  Baa1  1,000,000  1,017,500
  (State Univ. Edl. Facs.):
   Series A:
   6.50% 5/15/04  Baa1  1,000,000  1,073,750
    6.50% 5/15/06  Baa1  1,500,000  1,612,500
   Series B, 5.25% 5/15/10  Baa1  500,000  481,875
  (Vassar College):
   6% 7/1/03  Aa  300,000  323,625
   6% 7/1/04  Aa  745,000  806,463
   6% 7/1/06  Aa  850,000  922,250
 (City Univ.) Series U, 6.25% 7/1/03  Baa1  525,000  554,531
 (City Univ. Sys. Consolidated) Series A,
 5.75% 7/1/07  Baa1  500,000  506,250
 (Columbia Univ.) Series A:
  5.75% 7/1/09  Aaa  2,100,000  2,231,250
  4.75% 7/1/14  Aaa  1,800,000  1,615,500
 (Univ. Rochester-Strong Memorial Hosp.)
 5.20% 7/1/05  A1  1,000,000  1,015,000
New York State Energy Research & Dev. Auth. Poll.
Cont. Rev. Rfdg. Series E, 5.90% 12/1/06
(MBIA Insured)  Aaa  1,000,000  1,083,750
New York State Envir. Facs. Corp. Poll. Cont. Rev.
(State Wtr. Revolving Fund):
  Series A, 6.90% 6/15/02  Aa  1,100,000  1,207,250
  Series D:
   6.10% 5/15/03  Aaa  1,000,000  1,082,500
   6.40% 11/15/06  Aaa  1,000,000  1,113,750
  Series E, 6.25% 6/15/05 (AMBAC Insured)  Aa  1,500,000  1,638,750
New York State Local Gov't. Assistance Corp.:
 Rfdg. Series E, 6% 4/1/14  A  500,000  527,500
 Series A, 7% 4/1/04  A  2,500,000  2,750,000
New York State Med. Care Facs. Fin. Agcy. Rev.
(North Shore Med. Ctr.) 7.25% 11/1/11
(MBIA Insured)  Aaa  1,500,000  1,646,250
New York State Pwr. Auth. Rev. & Gen. Purp. Rfdg.
Series W, 6.50% 1/1/08  Aa  250,000  278,750
MUNICIPAL BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Thruway Auth. Hwy. & Bridge
Trust Fund Series A, 6.25%
4/1/04 (MBIA Insured)  Aaa $ 500,000 $ 546,250
New York State Urban Dev. Corp. Rev. Rfdg.:
 (Correctional Cap. Facs.) Series A,
 6.30% 1/1/03  Baa1  700,000  741,125
 (Syracuse Univ. Ctr.) 5.20% 1/1/03  Baa1  1,000,000  997,500
Niagara Falls Wtr. Treatment 7%
11/1/13 (MBIA Insured)  Aaa  1,000,000  1,131,250
Suffolk County Ind. Dev. Agcy. Southwest Swr. Sys.
Rev. 6% 2/1/07 (FGIC Insured)  Aaa  1,340,000  1,455,575
Suffolk County Wtr. Auth. Wtrwks. Rev. Rfdg.
Series C, 5.75% 6/1/10 (AMBAC Insured)
(Pre-Refunded to 6/1/02 @ 102) (d)  Aaa  30,000  32,138
Triborough Bridge & Tunnel Auth. Rev. Gen. Purp.:
 Rfdg. Series Y, 5.50% 1/1/03  Aa  1,500,000  1,573,125
 Series A, 6% 1/1/11  Aa  500,000  537,500
Triborough Bridge & Tunnel Auth. Rev. Series R, 6%
1/1/20 (MBIA Insured)
(Pre-Refunded to 1/1/00 @ 100) (d)  Aaa  90,000  94,050
    52,575,144
PUERTO RICO - 1.0 %
Puerto Rico Commonwealth Pub. Impt. 6.80% 7/1/21
(Pre-Refunded to 7/1/02 @ 101.50) (d)  AAA  500,000  561,874
TOTAL MUNICIPAL BONDS
(Cost $52,170,916)     53,137,018
MUNICIPAL NOTES (A) - 6.8%
NEW YORK - 5.9%
Erie County Ind. Dev. Auth. Ind. Dev. Rev.
(National Wire Prods.) Series 1988 E,
3.30%, LOC Marine Midland Bank, VRDN (b)  A-1  280,000  280,000
New York State Energy Research & Dev. Auth.
Poll. Cont. Rev. VRDN:
 (Elec. & Gas Corp.):
  Series 1994 D, 3.65%,
  LOC Union Bank of Switzerland  VMIG 1  300,000  300,000
  3.55%, LOC Westpac Banking Corp  VMIG 1  400,000  400,000
MUNICIPAL NOTES (A) - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (C) AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Energy Research & Dev. Auth.
Poll. Cont. Rev. VRDN: - continued
 (Niagara Mohawk Pwr. Corp.):
  Series 1985 B, 3.70%,
  LOC Toronto-Dominion Bank Canada  P-1 $ 300,000 $ 300,000
  Series 1986 A, 3.75%,
  LOC Toronto-Dominion Bank Canada (b)  P-1  300,000  300,000
  Series 1987 A, 3.85%,
  LOC Toronto-Dominion Bank, Canada  -  300,000  300,000
  Series 1987 B, 3.75%,
  LOC Morgan Guaranty Trust Co. (b)  A-1+  500,000  500,000
  Series 1988 A, 3.75%,
  LOC Morgan Guaranty Trust Co. (b)  A-1+  1,000,000  1,000,000
    3,380,000
NEW YORK & NEW JERSEY - 0.9%
New York & New Jersey Port Auth. Series SS,
4.90% 9/1/97 (b)  MIG 1  515,000  515,443
TOTAL MUNICIPAL NOTES
(Cost $3,895,000)    3,895,443
TOTAL INVESTMENTS - 100%
(Cost $56,065,916)   $ 57,032,461
SECURITY TYPE ABBREVIATIONS
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(d)  Security collateralized by an amount sufficient to pay interest and principal.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 61.6% AAA, AA, A 66.6%
Baa 30.6% BBB  26.5%
Ba 0.0% BB  0.0%
B 0.0% B  0.0%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
The percentage not rated by either S&P or Moody's amounted to 0.0%.
The distribution of municipal securities by revenue source, as a percentage of total value of investment in securities, is as follows:
General Obligation  32.6%
Water and Sewer   14.3
Education  13.1
Special Tax  10.5
Electric Revenue  6.9
Resource Recovery  5.7
Others (individually less than 5%)   16.9
TOTAL  100.0%
INCOME TAX INFORMATION
At January 31, 1997, the aggregate cost of investment securities for income tax purposes was $56,065,916. Net unrealized appreciation (depreciation) aggregated $966,545, of which $1,045,829 related to appreciated investment securities and $79,284 related to depreciated investment securities.
At January 31, 1997, the fund had a capital loss carryforward of approximately $217,000 which will expire on January 31, 2003.
At January 31,1997, the fund was required to defer approximately $1,280 of losses on futures contracts.
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JANUARY 31, 1997

ASSETS

Investment in securities, at value (cost $56,065,916) -                   $ 57,032,461
See accompanying schedule

Cash                                                                       347,620

Interest receivable                                                        667,584

 TOTAL ASSETS                                                              58,047,665

LIABILITIES

Payable for investments purchased                           $ 1,671,912

Distributions payable                                        37,030

Accrued management fee                                       25,559

Other payables and accrued expenses                          4,085

 TOTAL LIABILITIES                                                         1,738,586

NET ASSETS                                                                $ 56,309,079

Net Assets consist of:

Paid in capital                                                           $ 55,558,584

Accumulated undistributed net realized gain (loss)                         (216,050)
on investments

Net unrealized appreciation (depreciation) on                              966,545
investments

NET ASSETS, for 5,721,853 shares outstanding                              $ 56,309,079

NET ASSET VALUE, offering price and redemption price per                   $9.84
share ($56,309,079 (divided by) 5,721,853 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED JANUARY 31, 1997

INTEREST INCOME                                                        $ 2,801,283

EXPENSES

Management fee                                             $ 299,076

Non-interested trustees' compensation                       179

 Total expenses before reductions                           299,255

 Expense reductions                                         (22,927)    276,328

NET INTEREST INCOME                                                     2,524,955

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                      108,882

 Futures contracts                                          19,208      128,090

Change in net unrealized appreciation (depreciation) on                 (962,894)
investment securities

NET GAIN (LOSS)                                                         (834,804)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 1,690,151
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED      YEAR ENDED
                                                         JANUARY 31,     JANUARY 31,
                                                         1997            1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                               $ 2,524,955     $ 2,399,673
Net interest income

 Net realized gain (loss)                                 128,090         364,706

 Change in net unrealized appreciation (depreciation)     (962,894)       3,106,640

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          1,690,151       5,871,019
 FROM OPERATIONS

Distributions to shareholders                             (2,524,955)     (2,448,025)
From net interest income

Share transactions                                        28,793,498      43,426,908
Net proceeds from sales of shares

 Reinvestment of distributions                            2,147,560       2,102,390

 Cost of shares redeemed                                  (29,826,626)    (28,094,066)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          1,114,432       17,435,232
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 279,628         20,858,226

NET ASSETS

 Beginning of period                                      56,029,451      35,171,225

 End of period                                           $ 56,309,079    $ 56,029,451

OTHER INFORMATION
Shares

 Sold                                                     2,941,767       4,497,855

 Issued in reinvestment of distributions                  220,019         216,479

 Redeemed                                                 (3,056,144)     (2,889,437)

 Net increase (decrease)                                  105,642         1,824,897


FINANCIAL HIGHLIGHTS
      YEARS ENDED JANUARY 31,               DECEMBER 29, 1993
                                            (COMMENCEMENT
                                            OF OPERATIONS) TO
                                            JANUARY 31,


                                        1997       1996        1995       1994

SELECTED PER-SHARE DATA

Net asset value, beginning of period    $ 9.980    $ 9.280     $ 10.090   $ 10.000

Income from Investment Operations        .452       .471        .480       .033
Net interest income

 Net realized and unrealized             (.140)     .709        (.810)     .090
 gain (loss)

 Total from investment operations        .312       1.180       (.330)     .123

Less Distributions

 From net interest income                (.452)     (.480) E    (.480)     (.033)

Net asset value, end of period          $ 9.840    $ 9.980     $ 9.280    $ 10.090

TOTAL RETURN B                           3.26%      12.98%      (3.21)%    1.23%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000          $ 56,309   $ 56,029    $ 35,171   $ 9,273
omitted)

Ratio of expenses to average net         .52%  C    .22%  C     .04%  C    0.0% A,
assets                                                                     C

Ratio of expenses to average net         .51%  D    .22%        .04%       0.0% A
assets after expense reductions

Ratio of net interest income to          4.64%      4.87%       5.18%      3.85%  A
average net assets

Portfolio turnover rate                  31%        77%         33%        0%


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
E THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

PERFORMANCE: THE BOTTOM LINE


To measure a money market fund's performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income and the effect of the fund's $5 account closeout fee. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past five years and life of fund total returns would have been lower.
 CUMULATIVE TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1997                  PAST 1   PAST 5   LIFE OF
                                                YEAR     YEARS    FUND

Spartan New York Municipal Money Market         3.06%    14.43%   25.87%

New York Tax-Free                               2.84%    13.10%   22.75%
 Money Market Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance over a set period - in this case, one year, five years or since the fund started on February 3, 1990. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the New York tax-free money market funds average, which reflects the performance of 35 mutual funds with similar objectives tracked by IBC Financial Data, Inc. over the past six months. (The periods covered by the IBC Financial Data, Inc. numbers are the closest available match to those covered by the fund.)
 AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED JANUARY 31, 1997                  PAST 1   PAST 5   LIFE OF
                                                YEAR     YEARS    FUND

Spartan New York Municipal Money Market         3.06%    2.73%    3.34%

New York Tax-Free                               2.84%    2.62%    3.28%
 Money Market Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.
 YIELDS
                            2/3/97   10/28/96   7/29/96   4/29/96   1/29/96

Spartan New York            3.08%    3.12%      3.05%     3.34%     2.90%
 Municipal Money Market



New York Tax-Free Money     2.86%    2.91%      2.84%     3.10%     2.74%
 Market Funds Average



Spartan New York            5.39%    5.46%      5.34%     5.85%     5.08%
 Municipal Money Market -
 Tax-equivalent


Row: 1, Col: 1, Value: 3.08
Row: 1, Col: 2, Value: 2.86
Row: 2, Col: 1, Value: 3.12
Row: 2, Col: 2, Value: 2.91
Row: 3, Col: 1, Value: 3.05
Row: 3, Col: 2, Value: 2.84
Row: 4, Col: 1, Value: 3.34
Row: 4, Col: 2, Value: 3.1
Row: 5, Col: 1, Value: 2.9
Row: 5, Col: 2, Value: 2.74
4% -
3% -
2% -
1% -
0%
Spartan New York
Municipal Money
Market
New York Tax-Free
Money Market
Funds Average
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the New York tax-free money market funds average as tracked by IBC Financial Data, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective 1997 federal, state and New York City income tax rate of 42.86%. A portion of the fund's income may be subject to the Federal alternative minimum tax.
A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.
COMPARING
PERFORMANCE
Yields on tax-free investments
are usually lower than yields
on taxable investments.
However, a straight
comparison between the two
may be misleading because it
ignores the way taxes reduce
taxable returns. Tax-equivalent
yield - the yield you'd have to
earn on a similar taxable
investment to match the
tax-free yield - makes the
comparison more meaningful.
Keep in mind that the U.S.
government neither insures
nor guarantees a money
market fund. In fact, there is
no assurance that a money
marketfund will maintain a $1
share price.
(checkmark)
SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Janice Bradburn, Portfolio Manager of Spartan New York Municipal Money Market Fund
Q. JAN, WHAT HAS THE INVESTMENT ENVIRONMENT BEEN LIKE OVER THE PAST YEAR?
A. At the beginning of 1996, the Federal Reserve Board was in the process of lowering the interest rate banks charge each other - known as the federal funds rate - in order to stimulate the economy, and the market was anticipating that the Fed would continue to do so. Market sentiment changed rapidly, however, when Fed Chairman Alan Greenspan, in his testimony before Congress, was surprisingly optimistic about the underlying strength of the economy. Then the February 1996 employment report showed the economy was generating new jobs at a faster rate than expected. A dramatic sell-off and sharply rising interest rates ensued. Over the summer, the Treasury market tended to trade within a narrow range, heading down just before the release of economic data - fearing that signs of economic strength would lead to Fed rate increases, known as tightening - then back up when the numbers came out and weren't as strong as anticipated. As we moved toward the end of the year and past the November elections, the economy appeared to moderate, and most investors felt assured the Fed would take no action until the first and possibly the second quarter of 1997. Even though statistics emerged toward the end of the period showing stronger-than-expected growth - causing fears of a Fed tightening to resurface - the Fed chose to leave interest rates unchanged when it met just after the end of the period.
Q. WHAT STRATEGIES DID YOU PURSUE IN THIS VARIED ENVIRONMENT?
A. At the beginning of February 1996, the average maturity of the fund was in the low 60-day range. During the next several months the maturity declined for two reasons. First, as regularly happens, supply in the New York market was extremely limited in the first quarter. As a result, many of the fund's holdings reached maturity, and the fund's average maturity rolled down. Second, with talk about the economy heating up and possible rate increases, it made sense to keep the fund a bit shorter to take advantage of potentially higher rates in the market. As we entered the spring, not only did supply pick up significantly, but I also was able to find many securities selling at very attractive prices; the market was anticipating a tightening and priced the securities accordingly. When the tightening did not occur, I raised the fund's average maturity to the low 60s in the fall. Since December, the fund's average maturity has been in the mid-40s, a position I consider more neutral.
Q. HOW DID THE FUND PERFORM?
A. Very well, largely because I was able to extend the fund's maturity, buying longer-term securities at a time when the market had priced in tightenings that never materialized. As a result, I was able to lock in higher, more attractive yields. The fund's seven-day yield on January 31, 1997, was 3.05%, compared to 2.92% a year ago. The latest yield was the equivalent of a 5.34% taxable rate of return for New York investors in the 42.86% combined state and federal income tax bracket. Through January 31, 1997, the fund's total return was 3.06%, compared to 2.84% for the New York tax-free money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. I believe the Fed will wait until it can evaluate data from the first quarter of 1997 before it takes any further action. The Fed probably will look for consistent signs of an inflationary trend to justify a shift in its policy. For now, I'll keep the fund positioned flexibly until we see signs of movement one way or another.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: tax-free income by
investing in short-term
municipal money market
securities of all types
FUND NUMBER: 422
TRADING SYMBOL: FSNXX
START DATE: February 3, 1990
SIZE: as of January 31,
1997, more than $743 million
MANAGER: Janice Bradburn,
since 1990; manager,
various Fidelity and Spartan
state municipal money market
funds; joined Fidelity in 1989
(checkmark)
WORDS TO KNOW
COMMERCIAL PAPER: A security
issued by a municipality to
finance capital or operating
needs.
FEDERAL FUNDS RATE: The interest
rate banks charge each other
for overnight loans.
MATURITY: The time remaining
before an issuer is scheduled
to repay the principal amount
on a debt security. When the
fund's average maturity -
weighted by dollar amount -
is short, the fund manager is
anticipating a rise in interest
rates. When the average
maturity is long, the manager
is expecting rates to fall.
When the average maturity is
neutral, the manager wants
the flexibility to respond to
rising rates, while still
capturing a portion of the
higher yields available from
issues with longer maturities.
MUNICIPAL NOTE: A security
issued in advance of future
tax or other revenues and
payable from those specific
sources.
TENDER BOND: A variable-rate,
usually long-term security that
gives the bond holder the
option to redeem the bond at
face value before maturity.
VARIABLE RATE DEMAND NOTE
(VRDN): A tender bond that
can be redeemed on short
notice, typically one or seven
days. VRDNs are useful in
managing the fund's average
maturity and liquidity.
SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

INVESTMENT CHANGES


MATURITY DIVERSIFICATION
DAYS        % OF FUND ASSETS   % OF FUND ASSETS   % OF FUND ASSETS
            1/31/97            7/31/96            1/31/96

0 - 30       74                 69                 60

31 - 90      7                  15                    10

91 - 180     12                 5                  19

181 - 397     7                  11                11

WEIGHTED AVERAGE MATURITY
                         1/31/97   7/31/96   1/31/96

Spartan New York
Municipal Money Market   45 days   52 days   62 days

New York Tax-Free
Money Market Funds       51 days   55 days   49 days
Average*

ASSET ALLOCATION
AS OF JANUARY 31, 1997 AS OF JULY 31, 1996

Row: 1, Col: 1, Value: 58.0
Row: 1, Col: 2, Value: 11.0
Row: 1, Col: 3, Value: 3.0
Row: 1, Col: 4, Value: 27.0
Row: 1, Col: 5, Value: 1.0
Row: 1, Col: 1, Value: 60.0
Row: 1, Col: 2, Value: 13.0
Row: 1, Col: 3, Value: 3.0
Row: 1, Col: 4, Value: 21.0
Row: 1, Col: 5, Value: 3.0
Variable rate
demand notes
(VRDNs) 58%
Commercial
paper 11%
Tender bonds 3%
Municipal
notes 27%
Other 1%
Variable rate
demand notes
(VRDNs) 60%
Commercial
paper 13%
Tender bonds 3%
Municipal
notes 21%
Other 3%
* SOURCE: IBC'S MONEY FUND REPORT(registered trademark)
SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

INVESTMENTS JANUARY 31, 1997
Showing Percentage of Total Value of Investments in Securities


MUNICIPAL SECURITIES (A) - 100%
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - 95.6 %
Albany Central School District BAN:
 4% 5/2/97 $ 2,525,000 $ 2,526,737
 4% 5/30/97  2,150,000  2,153,089
 4.50% 6/20/97  575,000  576,051
Amherst Ind. Dev. Auth. Ind. Dev. Rev. (Maple Dev. Proj.)
Series 1986, 3.65%, LOC Marine Midland Bank,
VRDN (b)  5,220,000  5,220,000
Babylon Ind. Dev. Rev. (Southern Container Corp.) 3.70%,
LOC Fleet Bank, VRDN (b)  3,300,000  3,300,000
Broome County BAN 4.10% 4/18/97  10,800,000  10,809,310
Buffalo RAN 4.25% 7/15/97,
LOC Landesbank Hessen-Thuringen  7,700,000  7,722,073
Chautauqua County Ind. Dev. Agcy. Rev. (Red Wing
Co. Inc. Proj.) Series 1985, 3.55%,
LOC Wachovia Bank of Georgia, VRDN  100,000  100,000
Chemung County Ind. Dev. Board Ind. Dev. Rev.
(MMARS Second Prog.) Series A, 3.655%,
LOC Marine Midland Bank, VRDN  2,400,000  2,400,000
Commack Unified Free School Dist. TAN 4.35% 6/27/97 700,000 700,808 Connetquot Central School Dist. TAN 4.50% 6/26/97 4,100,000 4,109,516
Dobbs Ferry Unified Free School Dist. TAN 4.25% 2/28/97 800,000 800,286 Dutchess County Ind. Dev. Auth. Ind. Dev. Rev.
(Toys "R" Us/Nytex Inc. Proj.) 3.425%,
LOC Bankers Trust Co., VRDN  500,000  500,000
Eagle Participating VRDN, Series 96C3202,3.63%
(Liquidity Facility Citibank) (c)  5,700,000  5,700,000
East Hampton BAN 4% 4/17/97  1,000,000  1,000,593
Elmira BAN 4.375% 7/10/97  1,600,000  1,603,522
Erie County Ind. Dev. Auth. Ind. Dev. Rev.
(Uniland Dev./Buffalo Campus-B) Series 1986 D, 3.65%,
LOC Marine Midland Bank, VRDN (b)  1,230,000  1,230,000
Erie County Ind. Dev. Auth. Ind. Dev. Rev. (Niagara
Envelope Co. Proj.) 3.65%, LOC Marine Midland Bank,
VRDN (b)  1,800,000  1,800,000
Freeport Unified Free School Dist. TAN Series B,
4.30% 6/30/97, LOC State Street Bank
& Trust Company  3,600,000  3,604,878
Greenwood Lake Unified Free School Dist. BAN
4.50% 6/27/97  2,280,000  2,285,258
Hempstead BAN:
 3.50% 2/28/97  8,200,000  8,199,129
 4.10% 10/30/97  2,800,000  2,805,999
 4.25% 10/30/97  6,900,000  6,923,387
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Herkimer County Ind. Rev. Agcy. (H.M. Quackenbush, Inc.)
Series 1988 A, 3.65%,
LOC Marine Midland Bank, VRDN (b) $ 1,000,000 $ 1,000,000
Herricks Unified Free School Dist. TAN 4.25% 6/27/97 3,700,000 3,705,341 Huntington Unified Free School Dist. TAN 4.25% 6/24/97 3,700,000
3,706,158
Island Park Unified School Dist. BAN 4.50% 9/12/97  2,200,000  2,206,452
Islip Ind. Dev. Agcy. Rev. (Interstate Litho Corp.)
Series 1996 A, 3.65%,
LOC Marine Midland Bank NA, VRDN (b)  1,400,000  1,400,000
Jefferson County Ind. Dev. Agcy. Ind. Dev. Rev.
(Fisher Gauge Facs) Series 1996, 3.60%,
LOC Fleet Bank, VRDN (b)  2,300,000  2,300,000
Lewis County Ind. Dev. Agcy. Ind. Dev. Rev.
(Philip Morris Proj.) 3.45%, VRDN  1,300,000  1,300,000
Monroe County Ind. Dev. Agcy. Rev. VRDN (b):
 (AJL Mfg.) Series 1996 A, LOC Marine Midland Bank 1,900,000 1,900,000 (Advent Tool & Mold) Series 1990 D, 3.65%,
 LOC Marine Midland Bank  950,000  950,000
 (JMT Prop. Proj.) Series 1988 B, 3.65%,
 LOC Marine Midland Bank  1,660,000  1,660,000
Nassau County BAN:
 4.25% 3/14/97  9,200,000  9,204,734
 4% 8/15/97  3,600,000  3,607,549
 4.25% 8/15/97  13,600,000  13,648,107
 4.50% 8/15/97  4,600,000  4,611,845
New Rochelle BAN:
 4.50% 9/12/97  2,145,000  2,151,290
 4.50% 9/12/97 (b)  500,000  501,173
New York City Gen. Oblig. VRDN:
 Series 1992 D, 3.45% (FGIC Insured)  10,600,000  10,600,000
 Series 1995 F-5, 3.55%, LOC Bayerische Landesbank  8,600,000  8,600,000
New York City Gen. Oblig. Participating VRDN,
Series 1994 C-3, 3.63% (Liquidity Facility Citibank) (c)  10,100,000
10,100,000
New York State Hsg. Dev. Corp. Mtg. Rev. (York Avenue Proj.)
Series 1994 A, 3.55%, LOC Midland Bank PLC,
VRDN (b)  13,250,000  13,250,000
New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev. VRDN:
 (100 Jane St. Dev. Proj.) Series 1995 A, 3.50%,
 LOC Fleet Bank (b)  13,150,000  13,150,000
 (400 W. 59th Str. Proj.):
  3.50%, LOC Bayerische Hypothenken (b)  19,200,000  19,200,000
  3.50%, LOC Bayerische Hypothenken (b)  6,100,000  6,100,000
  3.55%, LOC Bayerische Hypothenken (b)  14,900,000  14,900,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev. VRDN: - continued
 (West 43rd Street Dev.) Series 1996 B, 3.50%,
 LOC Fleet Bank $ 14,400,000 $ 14,400,000
New York City Hsg. Dev. Corp. Spl. Rev.
(Related-East 96th St. Proj.) Series 1990 A, 3.45%,
LOC Bank of Tokyo - Mitsubishi Bank Ltd., VRDN  1,400,000  1,400,000
New York City Ind. Dev. Auth. Ind. Dev. Rev. VRDN (b):
 (Andin Int'l.) 3.55%, LOC ABN-Amro Bank  2,150,000  2,150,000
 (Apache II Realty) 3.55%, LOC ABN-Amro Bank  1,150,000  1,150,000
 (Bowe Industries, Inc.) 3.55%, LOC ABN-Amro Bank 1,700,000 1,700,000 (Display Sys., Inc.) Series 1990 E, 3.55%,
 LOC ABN-Amro Bank  450,000  450,000
New York City Ind. Dev. Auth. Participating VRDN (c) (b):
 Series PA-127, 3.65% (Liquidity Facility Merrill Lynch)  1,000,000
1,000,000
 Series 1996 H, 3.60% (Liquidity Facility Caisse
 Des Despots Et Consigns)  1,695,000  1,695,000
New York City Metropolitan Trans. Auth. Participating VRDN (c):
 Series 1993 C, 3.70% (Liquidity Facility Midland Bank PLC)
 (FGIC Insured) (c)  10,000,000  10,000,000
 Series 1995 SG-36, 3.60% (Liquidity Facility Societe
 Generale)  7,590,000  7,590,000
 Series 96C3201, 3.63% (Liquidity Facility Citibank)  15,800,000
15,800,000
New York City Muni. Assistance Corp. Bonds,
Series BT - 225, 3.30%, tender 2/20/97 (Liquidity Facility
Bankers Trust) (c) (d)  8,800,000  8,800,000
New York City Muni. Fin. Auth. Participating VRDN,
Series 1992 A, 3.70% (MBIA Insured) (Liquidity Facility
Citibank) (c)   3,500,000  3,500,000
New York City Muni. Wtr. Fin. Auth. CP:
 Series 1, 3.55% 3/7/97, LOC Canadian Imperial Bank  5,000,000  5,000,000
 Series 3, 3.45% 3/25/97, LOC Bank of Nova
 Scotia/Toronto-Dominion Bank  1,400,000  1,400,000
 Series 3, 3.45% 4/10/97, LOC Bank of Nova
 Scotia/Toronto-Dominion Bank  5,700,000  5,700,000
 Series 4, 3.45% 2/27/97, LOC Credit Suisse  6,800,000  6,800,000
New York City Muni. Wtr. Fin. Auth. Participating VRDN,
Series PA-124, 3.60% (Liquidity Facility Merrill Lynch) (c)  3,750,000
3,750,000
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.
Series 1995 A, 3.75% (FGIC Insured) VRDN  4,600,000  4,600,000
New York City RAN Series 1996-B, 4.50% 6/30/97  24,000,000  24,075,798
New York City TAN Series 1996 A, 4.50% 2/12/97  15,910,000  15,913,600
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York City Trust for Cultural Resources
(The Jewish Museum) 3.65%, LOC Sumitomo Bank,
VRDN $ 3,725,000 $ 3,725,000
New York Local Gov't Assistance Corp. Bond
Series 1996 A, 4.25% 4/1/97  2,000,000  2,002,162
New York Local Gov't. Dev. Assistance Corp. Rev.
Series 1994 B, 3.40%, LOC Credit Suisse, VRDN  7,000,000  7,000,000
New York State Dorm. Auth. Participating VRDN (c):
 Series PA-60, 3.60% (Liquidity Facility Merrill
 Lynch & Co.)  2,500,000  2,500,000
 Series 97C3202, 3.63% (Liquidity Facility Citibank) 2,700,000 2,700,000 New York State Dorm. Auth. Rev. Bonds
(Memorial Sloan-Kettering Cancer Ctr.):
  Series 1989-A:
   3.50%, tender 2/26/97, LOC Chase Manhattan Bank  10,400,000  10,400,000
   3.50%, tender 3/11/97, LOC Chase Manhattan Bank  3,400,000  3,400,000
  Series 1989-B, 3.40%, tender 2/26/97,
  LOC Chase Manhattan Bank  8,400,000  8,400,000
  Series 1989 C:
   3.40%, tender 2/26/97, LOC Chase Manhattan Bank  2,000,000  2,000,000
   3.45%, tender 2/27/97, LOC Chase Manhattan Bank  2,000,000  2,000,000
  Series 1989-D, 3.45%, tender 3/19/97,
  LOC Chase Manhattan Bank  1,665,000  1,665,000
  Series 1996, 3.30%, tender 2/21/97, LOC Morgan
  Guaranty Trust Co  3,800,000  3,800,000
New York State Energy Research & Dev. Auth.:
Bonds (Niagara Mohawk Pwr.) Series 943206, 3.25%,
  tender 2/1/97 (Liquidity Facility Citibank) (c) (d) 6,200,000 6,200,000 Participating VRDN, Series 943202, 3.63%
 (Liquidity Facility Citibank) (c)  11,600,000  11,600,000
New York State Energy Research and Dev. Auth. Rev.
(Long Island Lighting) VRDN (b):
  Series 1993 A, 3.50%, LOC Toronto-Dominion Bank  23,800,000  23,800,000
  Series 1994 A, 3.45%, LOC Union Bank of Switzerland  12,200,000
12,200,000
  Series 1995 A, 3.45%, LOC Union Bank of Switzerland  16,200,000
16,200,000
New York State Energy Research & Dev. Auth. Poll. Cont. Rev.
(Niagra Mohawk Proj.) VRDN:
  Series 1985 A, 3.75%, LOC Long-Term Cr. Bank of Japan  1,500,000
1,500,000
  Series 1985 B, 3.70%, LOC Westpac Bank Corp  300,000  300,000
  Series 1986 A, 3.75%, LOC Toronto-Dominion Bank (b)  2,000,000  2,000,000
  Series 1987 A, 3.85%, LOC Toronto-Dominion Bank  5,700,000  5,700,000
  Series 1987 B, 3.80%, LOC Morgan
  Guaranty Trust Co (b)  15,300,000  15,300,000
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
New York State Gen. Oblig. CP:
 Series S, 3.55% 2/11/97 (Liquidity Facility
 Westdeutsche Landesbanken) $ 5,400,000 $ 5,400,000
 Series S, 3.55% 2/14/97 (Liquidity Facility
 Westdeutsche Landesbanken)  14,500,000  14,500,000
 Series T, 3.55% 2/25/97 (Liquidity Facility
 Westdeutsche Landesbanken)  7,000,000  7,000,000
New York State Hsg. Fin. Agcy. Rev. VRDN (b):
 (E. 48th St. Proj.) Series 1995 A, 3.55%,
 LOC Fleet National Bank  10,000,000  10,000,000
 (Normandie Court II Proj.) Series 1987 A, 3.55%,
 LOC Fleet National Bank  7,400,000  7,400,000
 (Union Square South) Series 1996 A, 3.45%,
 LOC Bayerische Hypotheken  10,200,000  10,200,000
New York State Med. Care Facs. Fin. Agcy.
Participating VRDN, Series PA-89, 3.60%
(Liquidity Facility Merrill Lynch & Co.) (c)  4,000,000  4,000,000
New York State Mtg. Agcy. Homeowner Mtg. Rev.
Participating VRDN (b)(c):
  Series PA-29, 3.65%, (Liquidity Facility Merrill
  Lynch & Co.)  6,000,000  6,000,000
  Series PA-87, 3.65% (Liquidity Facility Merrill
  Lynch & Co.)  3,160,000  3,160,000
  Series PT-11, 3.65% (Liquidity Facility Commerzbank)  2,280,000
2,280,000
  Series PT-15 A, 3.65% (Liquidity Facility Commerzbank)  4,500,000
4,500,000
  Series PT 15-B, 3.65% (Liquidity Facility Commerzbank)  3,040,000
3,040,000
  Series PT-26, 3.65% (Liquidity Facility Credit Suisse)  2,490,000
2,490,000
New York State Pwr. Auth.:
 CP:
  3.55% 2/26/97  2,200,000  2,200,000
  3.65% 3/10/97  1,800,000  1,800,000
 Bonds 3.70%, tender 3/1/97  4,500,000  4,500,000
New York State Urban Dev. Corp. Participating VRDN,
3.60% Series PA-140B, 3.60% (Liquidity Facility
Merrill Lynch) (c)  7,800,000  7,800,000
Niagara County BAN:
 4.75% 7/18/97  1,612,200  1,617,156
 4.25% 12/5/97  1,100,000  1,104,899
Northport-East Northport Unified Free School Dist.:
 BAN 4.50% 6/30/97  1,175,000  1,177,306
 TAN 4.50% 6/30/97  4,700,000  4,710,333
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Oneida County Ind. Dev. Agcy. Ind. Dev. Rev. (Utica Corp.)
Series 1996, 3.60%, LOC Fleet National Bank, VRDN (b) $ 2,500,000 $
2,500,000
Onondaga County BAN 4% 3/28/97  900,000  900,326
Oswego County Ind. Dev. Auth. Ind. Dev. Rev.
(Engraph Inc. Proj.) Series 1989, 3.60%,
LOC Sun Trust Bank, VRDN (b)  5,620,000  5,620,000
Oswego County Ind. Dev. Agcy. Poll. Cont. Rev.
(Phillip Morris Co. Proj.) 3.45%, VRDN  5,200,000  5,200,000
Oyster Bay BAN 4.25% 7/11/97  9,100,000  9,109,115
Plainview-Old Bethpage County School Dist. TAN:
 4.25% 6/30/97  500,000  500,289
 4.50% 6/30/97  1,400,000  1,402,473
Rochester BAN Series III, 4.50% 10/30/97  500,000  503,033
Rockland County Ind. Dev. Agcy. Rev.
(INSL-X Prod. Corp. Proj.) Series 1990, 3.60%,
LOC Bank of New York, VRDN (b)  2,850,000  2,850,000
St. Lawrence County Ind. Dev. Agcy. Envir. Impt. Rev.
(Reynolds Metals Proj.) 3.50%,
LOC Royal Bank of Canada, VRDN  5,300,000  5,300,000
Schenectady Ind. Dev. Agcy. Rev. (Super Steel Schenectady Proj.)
3.50%, LOC Key Bank of New York, VRDN  2,300,000  2,300,000
South Huntington Unified Free School Dist. TAN
4.50% 6/30/97  3,950,000  3,958,595
Southampton Unified Free School Dist. TAN
4.50% 6/26/97  3,500,000  3,508,063
Southampton BAN 3.75% 2/14/97  500,000  500,069
Southold Unified Free School Dist. TAN 4.50% 6/27/97 600,000 601,284 Spencerport Central School Dist. BAN 4.25% 11/26/97 4,600,000 4,620,637
Suffolk County Gen. Oblig. Bonds 5% 7/15/97  1,500,000  1,505,683
Suffolk County Ind. Dev. Agcy. ):
 (Nissequogue Cogen Partner Fac.) 3.55%,
 LOC Toronto-Dominion Bank, VRDN (b)  10,000,000  10,000,000
 (Suffolk Child Dev. Proj.) Series 1989, 3.40%,
 LOC Barclays Bank, VRDN  900,000  900,000
Suffolk County Pub. Impt. Bonds Series C, 5% 10/15/97 700,000 705,485 Suffolk County TAN 4.50% 9/11/97 7,755,000 7,779,884
Tompkins BAN:
 4% 4/11/97 (b)  1,000,000  1,000,546
 4% 4/11/97  1,800,000  1,801,313
Tonawanda BAN:
 3.75% 4/15/97  1,000,000  1,000,297
 4.25% 5/8/97  800,000  801,053
MUNICIPAL SECURITIES (A) - CONTINUED
  PRINCIPAL VALUE
  AMOUNT (NOTE 1)
NEW YORK - CONTINUED
Triborough Bridge & Tunnel Auth. (c):
 Bonds Series 96C3203, 3.50%, tender 2/15/97
 (Liquidity Facility Citibank) $ 5,100,000 $ 5,100,000
 Participating VRDN Series BT-184, 3.55%
 (Liquidity Facility Bankers Trust Company)  3,420,000  3,420,000
Ulster County TAN 4.25% 3/26/97,
LOC State Street Bank & Trust Company  4,000,000  4,002,776
Uniondale Unified Free School Dist. TAN 4.50% 6/30/97 5,700,000 5,711,228 Washington County BAN 4.25% 4/25/97 1,574,000 1,575,550
   706,647,238
NEW YORK & NEW JERSEY - 4.4 %
New York & New Jersey Port Auth. Rev. VRDN:
 Series 1991, 3.844% (b)  9,800,000  9,800,000
 Series 1992, 3.43%  9,600,000  9,600,000
 Series 1995, 3.43% (b)  13,200,000  13,200,000
   32,600,000
TOTAL INVESTMENTS - 100%  $ 739,247,238
Total Cost for Income Tax Purposes  $ 739,245,076
SECURITY TYPE ABBREVIATIONS
BAN - Bond Anticipation Notes
CP - Commercial Paper
RAN - Revenue Anticipation Notes
TAN - Tax Anticipation Notes
VRDN - Variable Rate Demand Notes
LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Provides evidence of ownership in one or more underlying municipal bonds.
(d) Restricted securities - investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
 ACQUISITION ACQUISITION
SECURITY DATE COST
New York City Muni.
 Assistance Corp. Bonds
 Series BT - 225, 3.30%,
 tender 2/20/97
 (Liquidity Facility
 Bankers Trust) 1/3/97 $ 8,800,000
New York State Energy
 Research & Dev. Auth.
 Bonds (Niagara Mohawk Pwr.)
 Series 943206, 3.25%,
 tender 2/1/97 (Liquidity
 Facility Citibank) 1/1/97 $ 6,200,000
INCOME TAX INFORMATION
At January 31, 1997, the fund had a capital loss carryforward of approximately $99,940 of which $20, $20,930 $50,780 and $28,210 will expire on January 31, 2000, 2001, 2002, and 2005, respectively.
SPARTAN NEW YORK MUNICIPAL MONEY MARKET FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 JANUARY 31, 1997

ASSETS

Investment in securities, at value -                                     $ 739,247,238
See accompanying schedule

Share transactions in process                                             5,803,455

Interest receivable                                                       6,296,824

 TOTAL ASSETS                                                             751,347,517

LIABILITIES

Payable to custodian bank                                   $ 64,195

Payable for investments purchased                            7,000,000

Distributions payable                                        39,346

Accrued management fee                                       309,344

Other payables and accrued expenses                          6,541

 TOTAL LIABILITIES                                                        7,419,426

NET ASSETS                                                               $ 743,928,091

Net Assets consist of:

Paid in capital                                                          $ 744,025,831

Accumulated net realized gain (loss) on investments                       (99,903)

Unrealized gain from accretion of discount                                2,163

NET ASSETS, for 744,008,880 shares outstanding                           $ 743,928,091

NET ASSET VALUE, offering price and redemption price per                  $1.00
share ($743,928,091 (divided by) 744,008,880 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED JANUARY 31, 1997

INTEREST INCOME                                                       $ 24,761,794

EXPENSES

Management fee                                          $ 3,508,579

Non-interested trustees' compensation                    7,452

 Total expenses before reductions                        3,516,031

 Expense reductions                                      (47,178)      3,468,853

NET INTEREST INCOME                                                    21,292,941

REALIZED AND UNREALIZED GAIN (LOSS)                                    (28,170)
Net realized gain (loss) on investment securities

Increase (decrease) in net unrealized gain from                        2,163
accretion
of discount

NET GAIN (LOSS)                                                        (26,007)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 21,266,934


STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED       YEAR ENDED
                                                           JANUARY 31,      JANUARY 31,
                                                           1997             1996

INCREASE (DECREASE) IN NET ASSETS

Operations                                                 $ 21,292,941     $ 20,622,160
Net interest income

 Net realized gain (loss)                                   (28,170)         1,418

 Increase (decrease) in net unrealized gain from            2,163            -
accretion of discount

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            21,266,934       20,623,578
FROM OPERATIONS

Distributions to shareholders from net interest income      (21,292,941)     (20,622,160)

Share transactions at net asset value of $1.00 per share    706,921,287      645,609,341
Proceeds from sales of shares

 Reinvestment of distributions from net interest income     20,914,495       20,129,073

 Cost of shares redeemed                                    (660,356,695)    (559,973,142)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING            67,479,087       105,765,272
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                   67,453,080       105,766,690

NET ASSETS

 Beginning of period                                        676,475,011      570,708,321

 End of period                                             $ 743,928,091    $ 676,475,011


FINANCIAL HIGHLIGHTS
      YEARS ENDED JANUARY 31,                        NINE MONTHS
                                                     ENDED
                                                     JANUARY 31,

      1997                      1996   1995   1994   1993


SELECTED PER-SHARE DATA

Net asset value, beginning         $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
of period

Income from Investment              .030        .034        .025        .020        .018
Operations
Net interest income

Less Distributions

 From net interest income           (.030)      (.034)      (.025)      (.020)      (.018)

Net asset value, end of period     $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000

TOTAL RETURN B                      3.07%       3.46%       2.56%       1.99%       1.85%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period          $ 743,928   $ 676,475   $ 570,708   $ 462,124   $ 453,812
(000 omitted)

Ratio of expenses to average        .50%        .50%        .50%        .50%        .50%
net assets                                                                         A

Ratio of expenses to average        .49%        .50%        .50%        .50%        .50%
net assets after expense           C                                               A
reductions

Ratio of net interest income to     3.03%       3.41%       2.55%       1.97%       2.43%
average net assets                                                                 A


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ACCOUNT CLOSEOUT FEE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended  January 31, 1997


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan New York Municipal Income Fund (formerly Spartan New York Municipal High Yield Portfolio) (the income fund) and Spartan New York Intermediate Municipal Income Fund (formerly Spartan New York Intermediate Municipal Portfolio) (the intermediate fund) are funds of Fidelity New York Municipal Trust. Spartan New York Municipal Money Market Fund (formerly Spartan New York Municipal Money Market Portfolio) (the money market fund) is a fund of Fidelity New York Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity New York Municipal Trust and Fidelity New York Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the income fund, the intermediate fund and the money market fund:
SECURITY VALUATION.
INCOME AND INTERMEDIATE FUNDS. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value.
Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.
MONEY MARKET FUND. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned. For the money market fund, accretion of discount represents unrealized gain until realized at the time of a security disposition or maturity.
EXPENSES. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, market discount and losses deferred due to futures. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain
(loss). Any taxable gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the income fund less than 180 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
DELAYED DELIVERY TRANSACTIONS. Each fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS. The income and intermediate funds may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. Each fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $15,000,000 or 2.0% of net assets for the money market fund.
3. PURCHASES AND SALES OF INVESTMENTS.
INCOME FUND. Purchases and sales of securities, other than short-term securities, aggregated $117,931,834 and $124,281,311, respectively.
The market value of futures contracts opened and closed during the period amounted to $16,524,277 and $17,381,182, respectively.
INTERMEDIATE FUND. Purchases and sales of securities, other than short-term securities, aggregated $17,647,689 and $16,075,796, respectively.
The market value of futures contracts opened and closed during the period amounted to $2,582,782 and $2,608,782, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, Fidelity Management & Research Company (FMR) pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .55%, .55% and .50% of average net assets for the income, intermediate and money market funds, respectively. FMR also bears the cost of providing shareholder services to each fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $2,605, $777 and $7,424 for the income, intermediate and money market funds, respectively.
SUB-ADVISER FEE. As the money market fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the intermediate fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above a specified percentage of average net assets. During the period, this expense limitation ranged from .40% to .55% of average net assets and the reimbursement reduced expenses by $13,790. Effective April 1, 1996, the intermediate fund's expense limitation was eliminated.
In addition, FMR has entered into arrangements on behalf of each fund with the funds' custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of each fund's expenses. During the period, each fund's custodian and transfer agent fees were reduced by $26,716, $9,137 and $47,178 for the income, intermediate and money market funds, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity New York Municipal Trust and Fidelity New York Municipal Trust II and the Shareholders of Spartan New York Municipal Income Fund (formerly Spartan New York Municipal High Yield Portfolio), Spartan New York Intermediate Municipal Fund (formerly Spartan New York Intermediate Portfolio), and Spartan New York Municipal Money Market Fund (formerly Spartan New York Municipal Money Market Portfolio):
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for Moody's and Standard & Poor's ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan New York Municipal Income Fund, Spartan New York Intermediate Municipal Fund , and Spartan New York Municipal Money Market Fund, at January 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of each fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
/s/PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP
Boston, Massachusetts
March 3, 1997
DISTRIBUTIONS

DISTRIBUTIONS


During fiscal year ended January 31,1997, 100% of each fund's income dividends was free from federal income tax, and 22.26%, 8.59% and 38.06%, respectively, of the income, intermediate and money market funds' income dividends was subject to the federal alternative minimum tax.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day. BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.
1
 For quotes.*
2
 For account balances and holdings.
3
 To review orders and mutual
fund activity.
4
 To change your PIN.
5
  To speak to a Fidelity representative.
*
0
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services. (PHONE_GRAPHIC)(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI.
SM
(PHONE_GRAPHIC)(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL
VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT
YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO
ASSURANCE THAT
MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN
INVESTMENT
IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.
TOTAL
RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS
AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
100 Crosby Parkway - KP2C
Covington, KY 41015-4399
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 193
Boston, MA 02210-0193
(LETTER_GRAPHIC)(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
811 Wilshire Boulevard
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
4001 Tamiami Trail, North
Naples, FL
1907 West State Road 434
Orlando, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3525 Piedmont Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
215 East Erie Street
Chicago, IL
One North Franklin
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
21 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1050 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the
 Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
10 Bank Street
White Plains, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
1903 East Ninth Street
Cleveland, OH
OREGON
121 S.W. Morrison Street
Portland, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
5100 Poplar Avenue
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
7001 Preston Road
Dallas, TX
1155 Dairy Ashford
Houston, TX
2701 Drexel Drive
Houston, TX
1010 Lamar Street
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
UTAH
215 South State Street
Salt Lake City, UT
VERMONT
199 Main Street
Burlington, VT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street,  N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research
Company
Boston, MA
INVESTMENT SUB-ADVISER,
MONEY MARKET FUND
FMR Texas Inc.
Irving, TX
OFFICERS
Edward C. Johnson 3d, President
J. Gary Burkhead, Senior Vice President
Fred L. Henning Jr., Vice President
INTERMEDIATE AND INCOME FUND
Sarah H. Zenoble, Vice President
MONEY MARKET FUND
Norman Lind, Vice President -
INCOME AND INTERMEDIATE FUND
Janice Bradburn, Vice President -
MONEY MARKET FUND
Arthur S. Loring, Secretary
Kenneth A. Rathgeber, Treasurer
Thomas D. Maher, Assistant
Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant
Treasurer
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy * (dagger)
Gerald C. McDonough *
Thomas R. Williams *
* INDEPENDENT TRUSTEES
(dagger) MEMBER OF THE ADVISORY BOARD FOR SPARTAN
 NEW YORK MUNICIPAL MONEY MARKET FUND
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
UMB Bank, n.a.
Kansas City, MO
  and
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
UMB Bank, n.a.
Kansas City, MO
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress   1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE